Filed with the Securities and Exchange Commission on April 15, 2022
REGISTRATION NO. 333-114562
INVESTMENT COMPANY ACT NO. 811-09327
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 29
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 200
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EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(Exact Name of Registrant)
EVERLAKE LIFE INSURANCE COMPANY
(Name of Depositor)

3100 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062
(847) 665-9930
(Address and telephone number of Depositor's principal executive offices)
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ANGELA FONTANA
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF LEGAL OFFICER AND SECRETARY
EVERLAKE LIFE INSURANCE COMPANY
3100 SANDERS ROAD, SUITE 303
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)

COPIES TO:
RICHARD CHOI
CARLTON FIELDS, P.A.
1025 THOMAS JEFFERSION ST., SUITE 400 WEST
WASHINGTON, DC 20007

Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2022 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on ______ pursuant to paragraph (a)(i) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Advisor Variable Annuities
(Advisor, Advisor Plus, Advisor Preferred)
Registrant: EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Everlake Life Insurance Company (“Everlake Life”)
Everlake Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated May 1, 2022

Everlake Life Insurance Company (“Everlake Life”) offered the following individual and group flexible premium deferred variable annuity contracts (together “Contracts”) (each, a “Contract”):
• Advisor
• Advisor Plus
• Advisor Preferred with 5-Year Withdrawal Charge Option
• Advisor Preferred with 3-Year Withdrawal Charge Option
• Advisor Preferred with No Withdrawal Charge Option
The Contracts are no longer offered for new sales effective January 14, 2008. If you have already purchased a Contract you may continue to make purchase payments according to the Contract. Each additional purchase payment must be at least $1,000.
There are various Investment Alternatives available to you under your Contract, including the Market Value Adjusted Fixed Account Option (the “Market Value Adjusted Fixed Account Option” or “MVA Account Option”). If you are interested in allocating Contract Value to the MVA Account Option, please refer to the separate prospectus for the MVA Account Option (the “MVA Account prospectus”). If you did not receive an MVA Account prospectus and wish to obtain one, please write or call us at the address or telephone number above.
For the Advisor Plus Contracts with the Credit Enhancement, the expenses may be higher than for contracts without a Credit Enhancement, the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Advisor Plus Contract, and the withdrawal charge period is longer.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.annuityregulatorydocuments.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits in, or obligations of, or guaranteed or endorsed by, such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.
The Contracts are not FDIC insured.

ASADVISOR

(i)

Advisor Glossary

We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase- The period that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit- A unit of measurement used to measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase. To determine the number of Accumulation Units of each Variable Sub-account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-account by (ii) the Accumulation Unit Value of that Variable Sub-account next computed after we receive your payment or transfer.
Accumulation Unit Value- Each Variable Sub-Account has a separate value for its Accumulation Units (this is analogous to, but not the same as, the share price of a mutual fund).
Annuitant- The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). The maximum age of the Annuitant on the date we receive the completed application for each Contract is 90.
Automatic Additions Program- A programs that permits subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
Automatic Portfolio Rebalancing Program- A program that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies)- The person(s) or entity(ies), who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies. You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract.
•Primary Beneficiary- the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.
•Contingent Beneficiary- the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
Co-Annuitant- An individual who will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered an Annuitant for purposes of determining the Payout Start Date. In addition, the “Death of Annuitant” provision of your Contract does not apply upon the death of the Co-Annuitant.
Code- The Internal Revenue Code of 1986, as amended.
Contract- Advisor, Advisor Plus, Advisor Preferred, are each an individual and group flexible premium deferred variable annuity contract between you, the Contract owner, and Everlake Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary- Each twelve-month period from the date of your contract’s issue date.
Contract Owner (“you”)- The person(s) having the privileges of ownership defined in the Contract.
Contract Value- During the Accumulation Phase, your contract value is equal to the sum of the value of your Accumulation Units in the Variable Sub-accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract. Your contract value includes the value of any contract amounts allocated to the MVA Account Option, which is calculated as described in the separate MVA Account prospectus.
Contract Year- The annual period of time measured from the date we issue your Contract or a Contract Anniversary.
Credit Enhancement- For Advisor Plus Contracts, an amount added to your Contract Value each time you make a purchase payment, of up to 5% of the purchase payment depending on your issue age and total purchase payments.
Custodial Account- A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.

Dollar Cost Averaging Program- A program that, during the Accumulation Phase, automatically transfers a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts.
Due Proof of Death- Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Everlake Life (“we”)- The issuer of the Advisor, Advisor Plus, and Advisor Preferred Variable Annuities, each an individual and group flexible premium deferred variable annuity contract (“Contract”).
Fixed Account Options - Investment Alternatives offered through our general account that credit interest at rates we guarantee. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option, the Standard Fixed Account Option, and the Market Value Adjusted Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. The guaranteed rate for the Dollar Cost Averaging Fixed Account Option and the Standard Fixed Account Option is 3%. There is no guaranteed rate for the Market Value Adjusted Fixed Account Option. For more information concerning the MVA Account Option, please see the separate MVA Account prospectus.
Free Withdrawal Amount- An amount equal to 15% of all purchase payments (excluding Credit Enhancements for Advisor Plus Contracts) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. Free withdrawals from an MVA Account Option may be subject to a Market Value Adjustment. For information concerning the MVA Account Option and Market Value Adjustments, please see the separate MVA Account prospectus.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Plan- A series of payments made on a scheduled basis to you or to another person designated by you.
Investment Alternatives- The Fixed Account Options and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio; please refer to the prospectuses for the Portfolios.
Issue Date- The date we issue your Contract.
Market Value Adjustment- A calculation we apply to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under specified circumstances. The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. For more information concerning the MVA Account Option, please see the separate MVA Account prospectus.
Payout Phase- The period of time that begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
Payout Start Date- The date we apply your money to provide income payments.
Portfolios- The underlying funds in which a Variable Sub-Account invests. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Qualified Contracts- Contracts held in a plan which provides that the income on tax sheltered is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Settlement Value- The amount paid in the event of a full withdrawal of the Contract Value. The account value of each contract amount allocated to an MVA Account Option is also included in the Settlement Value, and is calculated as described in the separate MVA Account prospectus.
Standard Fixed Account Option- An option that, if you have selected the Advisor Contract, allows you to allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a “Guarantee Period Account” within the Standard Fixed Account Option (“Standard Fixed Guarantee Period Account”), which is defined by the date of the allocation and the length of the initial interest rate guarantee period.
Systematic Withdrawal Program- A program that permits you to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date.

Tax Qualified Contracts- Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date- The term used to indicate a “business day,” which means each day Monday through Friday that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time).
Variable Account- An account for which the income, gains, and losses are determined separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account- An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
Advisor: If you withdraw money from the Contract within 7 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 7% of the purchase payments withdrawn, declining to 0% over 7 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment.

Advisor Plus: If you withdraw money from the Contract within 8 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 8.5% of the purchase payments withdrawn, declining to 0% over 8 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $8,500 on a $100,000 investment.

Advisor Preferred with:
5-Year Withdrawal Charge Option: If you withdraw money from the Contract within 5 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 7% of the purchase payments withdrawn, declining to 0% over 5 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment.

3-Year Withdrawal Charge Option: If you withdraw money from the Contract within 3 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 7% of the purchase payments withdrawn, declining to 0% over 3 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment.

No Withdrawal Charge Option: There are no Withdrawal Charges for this Option
				Expenses
Transaction Charges
In addition to Withdrawal Charges, you may be charged for transferring cash value between Investment Alternatives, as follows:

Transfer Fee. You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred.
				Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of separate account assets) Advisor Advisor Plus Advisor Preferred (varies by class)	1.29% 1.59% 1.59%	1.48% 1.78% 1.98%
	Investment Options (Portfolio fees and expenses as a percentage of portfolio average daily net assets)	0.35%	1.80%
	Optional benefits available for an additional charge (all Contracts, for a single optional benefit, if elected): (as a percentage of Separate Account assets)	0.10%	1.25%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

Lowest Annual Cost (in dollars): Advisor $1,843 Advisor Plus $2,150 Advisor Preferred $2,150	Highest Annual Cost (in dollars): Advisor $5,819 Advisor Plus $6,121 Advisor Preferred $6,322

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract classes and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract classes, optional benefits and Portfolio Company fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
Insurance Company Risks	An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments	Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.

There are limitations on the transfer of Contract Value among Certain Variable Sub-Accounts and from the Fixed Account.

We impose a charge for transfers among Variable Sub-Accounts in excess of the 12.

We reserve the right to remove or substitute Portfolios as Investment Alternatives.
	Not all Fixed Account Options are available in all states or with all Contracts.	Expenses, Investment Alternatives
Optional Benefits
We may discontinue of the availability of any optional benefit at any time prior to the time you elect it.

Certain optional benefits limit or restrict the Investment Alternatives you may select under the contract. We may change these restrictions in the future.

Certain optional benefits have Contract Value minimums. If withdrawals reduce your Contract Value below the minimum, your optional benefit(s) may be reduced or terminated.

Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½.	Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.	More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.
The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. These optional features may impose additional fees, as summarized below in the Expense Table.
For the Advisor Plus Contracts with the Credit Enhancement, please note that the expenses may be higher than contracts without a Credit Enhancement, and the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Advisor Plus Contract, and the withdrawal charge period is longer.

Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving payments under Income Plan 3. See “Income Plans” for additional information.

After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit	At no additional charge, if you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract. For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death.

Accessing Your Money	You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $50 at a time. A withdrawal charge and a Market Value Adjustment may apply. For more information concerning the MVA Account Option and Market Value Adjustments, please see the separate MVA Account prospectus.

You can transfer money between Portfolios without tax implications, and earnings on your investments are generally tax-deferred. Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½, may be subject to an additional federal 10% tax penalty. Please consult your tax advisor before taking any withdrawal.
Optional Withdrawal Benefits
The prospectus describes optional withdrawal benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum income amount.

These benefits are more fully described in the “Optional Benefits” section of this prospectus. Please keep in mind, once you have selected an optional benefit, your ability to select a different option may be limited. We may discontinue offering these options at any time.

Dollar Cost Averaging	Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.
Portfolio Rebalancing
If you select our Automatic Portfolio Rebalancing Program, at no additional charge, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations each quarter. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

Systematic Withdrawal Program	At no additional charge, this program allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.
Credit Enhancements	For Advisor Plus Contracts, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement of up to 5% of such purchase payment, depending on your issue age and total purchase payments. There is no limit on the time period that credits can be applied to purchase payments.

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.

Transaction Expenses

Withdrawal Charge(1): (as a percentage of purchase payments withdrawn)	Maximum
Advisor	7%
Advisor Plus	8.5%
Advisor Preferred with:
5-Year Withdrawal Charge Option	7%
3-Year Withdrawal Charge Option	7%
No Withdrawal Charge Option	None

Transfer Fee(2):	Up to 2.00% of the amount transferred

(1)	Withdrawal Charges in subsequent years*
	Number of full years from application of each Purchase Payment	0	1	2	3	4	5	6	7	8
	Advisor	7%	7%	6%	5%	4%	3%	2%	0%	0%
	Advisor Plus	8.5%	8.5%	8.5%	7.5%	6.5%	5.5%	4%	2.5%	0%
	Advisor Preferred with:
	5-Year Withdrawal Charge Option	7%	6%	5%	4%	3%	0%
	3-Year Withdrawal Charge Option	7%	6%	5%	0%
	No Withdrawal Charge Option		None
*	Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge (“Free Withdrawal Amount”). See “Withdrawal Charges” for more information.
(2)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Contract Maintenance Charge(1)	$30	$30
Base Contract Expenses (as a percentage of variable account assets)
Contract:
Advisor
Advisor Plus
Advisor Preferred with:
5-Year Withdrawal Charge Option
3-Year Withdrawal Charge Option
No Withdrawal Charge Option
	1.45% 1.75% 1.75% 1.85% 1.95%	1.29% 1.59% 1.59% 1.69% 1.79%
Optional benefits available for an additional charge:
Maximum Anniversary Value Death Benefit Option(2) (as a percentage of separate account assets)	0.30%	0.20%
Enhanced Beneficiary Protection (Annual Increase) Option(2) (as a percentage of separate account assets)	0.30%	0.30%
Earnings Protection Death Benefit Option (issue age 0-70) (as a percentage of separate account assets)	0.35%	0.25%
Earnings Protection Death Benefit Option (issue age 71-79) (as a percentage of separate account assets)	0.50%	0.40%
True Return Accumulation Benefit Option(3) (as a percentage of Benefit Base)	1.25%	0.50%
SureIncome Option(4) (as a percentage of Benefit Base)	1.25%	0.50%
SureIncome Plus Option(4) (as a percentage of Benefit Base)	1.25%	0.65%
SureIncome For Life Option(4) (as a percentage of Benefit Base)	1.25%	0.65%
Income Protection Benefit Option (as a percentage of the daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies)	0.75%	0.75%
Spousal Protection Benefit Option(5) (as a percentage of Contract Value)	0.15%	0.10%
Spousal Protection Benefit Option for Custodial IRAs(5) (as a percentage of Contract Value)	0.15%	0.10%
Retirement Income Guarantee Option 1(6) (as a percentage of Income Base)	0.50%	0.40%
Retirement Income Guarantee Option 2(6) (as a percentage of Income Base)	0.75%	0.55%
(1) Waived in certain cases. See “Expenses”
(2) For Contract Owners who added the MAV Death Benefit Option or Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional base contract charge associated with each Option is 0.15%.
(3) Cannot be combined with any other living benefits
(4) Only one SureIncome Withdrawal Benefit allowed at any time. Cannot be combined with any other living benefits.
(5) For Contract Owners who added the Spousal Protection Benefit Option or Spousal Protection Benefit Option for Custodial IRAs prior to January 1, 2005, there is no charge associated with the options.
(6) We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is 0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%. Only one RIG Benefit is allowed on a contract at any time. Cannot be combined with any other living benefits.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.35%	1.80%
(1) Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2021.

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the SureIncome for Life Withdrawal Benefit Option, MAV Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option, Earnings Protection Death Benefit Option and Spousal Protection Benefit (Co-Annuitant) Option. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ADVISOR
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$12,819	$23,332	$32,675	$56,285	$11,371	$19,166	$26,034	$44,539
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$5,819	$17,332	$28,675	$56,285	$4,371	$13,166	$22,034	$44,539

ADVISOR PLUS
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$14,621	$26,684	$36,508	$58,518	$13,177	$22,558	$29,974	$47,173
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$6,121	$18,184	$30,008	$58,518	$4,677	$14,058	$23,474	$47,173

ADVISOR PREFERRED (with 3-year Withdrawal Charge Option)
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$13,222	$23,467	$30,448	$59,246	$11,780	$19,354	$23,949	$48,033
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$6,222	$18,467	$30,448	$59,246	$4,780	$14,354	$23,949	$48,033

ADVISOR PREFERRED (with 5-year Withdrawal Charge Option)
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$13,121	$23,184	$33,008	$58,518	$11,677	$19,058	$26,474	$47,173
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$6,121	$18,184	$30,008	$58,518	$4,677	$14,058	$23,474	$47,173

ADVISOR PREFERRED (with No Withdrawal Charge Option)
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$6,322	$18,749	$30,886	$59,967	$4,882	$14,649	$24,423	$48,884
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$6,322	$18,749	$30,886	$59,967	$4,882	$14,649	$24,423	$48,884

Principal Risks of Investing in the Contract

Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.
Credit Enhancement
For the Advisor Plus Contracts with the Credit Enhancement, please note that the expenses may be higher than for contracts without a Credit Enhancement, and the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Advisor Plus Contract, and the withdrawal charge period is longer.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $50 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to tax penalties. Please review the “Tax” Section.

The Contracts

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Everlake Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•the investment alternatives during the Accumulation and Payout Phases,
•the amount and timing of your purchase payments and withdrawals,
•the programs you want to use to invest or withdraw money,
•the income payment plan(s) you want to use to receive retirement income,
•the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and
•any other rights that the Contract provides, including restricting income payments to Beneficiaries.
If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).
The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.
If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. We use the term “Qualified Contract” to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.
Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.
ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.
If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.
If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.
If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.
If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.
If you select an Income Plan that depends on the Annuitant or a joint Annuitant’s life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
CO-ANNUITANT
Spousal Protection Benefit (Co-Annuitant) Option
Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:
•the individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA;
•the Contract Owner must be age 90 or younger on the Rider Application Date;
•the Co-Annuitant must be age 79 or younger on the Rider Application Date; and
•the Co-Annuitant must be the sole Primary Beneficiary under the Contract.
Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See “Spousal Protection Benefit Option and Death of Co-Annuitant” for more information.
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts.
Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:
•the beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;
•the Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;
•the Co-Annuitant must be the legal spouse of the Annuitant and only one Co-Annuitant may be named;
•the Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;
•the Annuitant must be age 90 or younger on the Rider Application Date; and
•the Co-Annuitant must be age 79 or younger on the Rider Application Date.
Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See “Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant” for more information.
BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.
If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:
•your spouse or, if he or she is no longer alive,
•your surviving children equally, or if you have no surviving children,
•your estate.
If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person A”) has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person B”), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.
MODIFICATION OF THE CONTRACT
Only an Everlake Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with an attorney before trying to assign periodic income payments under your Contract.

Purchases

MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). For Advisor Plus Contracts, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
See Appendix D for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial purchase payment that accompanies your completed application to your Contract within two business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within five business days. If you do so, we will credit your initial purchase payment to your Contract within that five business day period. If you do not, we will return your purchase payment at the end of the five business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.
CREDIT ENHANCEMENT
For Advisor Plus Contracts, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the date we receive the completed application for the Contract (“Application Date”). If the oldest Contract Owner or oldest Annuitant is age 86 or older and both are 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. There is no limit on the time period that credits can be applied to purchase payments. An additional Credit Enhancement will be added to your Contract if the cumulative purchase payments (including the purchase payment being made) less cumulative withdrawals exceed a certain threshold. The thresholds apply individually to each Advisor Plus Contract you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

Additional Credit Enhancement for Large Contracts	Cumulative Purchase Payments less Cumulative Withdrawals must exceed:
0.50% of the purchase payment	$ 500,000
1.00% of the purchase payment	$ 1,000,000
We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.
We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See “Expenses.” Under certain circumstances (such as a period of poor Sub-account performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

Contract Value

On the Issue Date, the Contract Value is equal to your initial purchase payment (for Advisor Plus Contracts, your initial purchase payment plus the Credit Enhancement).
Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract, including the MVA Account Option described in the separate MVA Account prospectus.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For Advisor Plus Contracts, we would credit your Contract additional Accumulation Units of the Variable Sub-Account to reflect the Credit Enhancement paid on your purchase payment. See “Credit Enhancement.” Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:
•changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
•the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A)    is the sum of:
(1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2)    the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C)    is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.

You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.
TRUERETURNSM ACCUMULATION BENEFIT OPTION
We offer the TrueReturnSM Accumulation Benefit Option, which is available for an additional fee, currently equal to 0.50% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
The TrueReturn Option guarantees a minimum Contract Value on the “Rider Maturity Date.” The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See “Termination of the TrueReturn Option” below for details on termination.
The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant’s 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.
The “Rider Anniversary” is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.
When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The “Rider Period” begins on the Rider Date and ends on the Rider Maturity Date. The “Rider Date” is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the “Investment Requirements” section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.
The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.
Accumulation Benefit.
On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Government Money Market - Class IB Sub-Account. You may transfer the excess amount out of the Putnam VT Government Money Market - Class IB Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.
The “Accumulation Benefit” is equal to the Benefit Base multiplied by the AB Factor. The “AB Factor” is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

AB Factors
Rider Period (number of years)	Guarantee Option 1	Guarantee Option 2
8	100.0%	NA
9	112.5%	NA
10	125.0%	100.0%
11	137.5%	110.0%
12	150.0%	120.0%
13	162.5%	130.0%
14	175.0%	140.0%
15	187.5%	150.0%
16	200.0%	160.0%
17	212.5%	170.0%
18	225.0%	180.0%
19	237.5%	190.0%
20	250.0%	200.0%
The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.
Example 1: Guarantee Option 1

Guarantee Option:	1
Rider Period:	15
AB Factor:	187.5%
Rider Date:	1/2/04
Rider Maturity Date:	1/2/19
Benefit Base on Rider Date:	$50,000
Benefit Base on rider Maturity Date:	$ 50,000

On the Rider Maturity Date (1/2/19):
Accumulation Benefit	= Benefit Base on Rider Maturity Date × AB Factor
= $50,000 × 187.5%
= $93,750
Example 2: Guarantee Option 2

Guarantee Option:	2
Rider Period:	15
AB Factor:	150.0%
Rider Date:	1/2/04
Rider Maturity Date:	1/2/19
Benefit Base on Rider Date:	$50,000
Benefit Base on rider Maturity Date:	$ 50,000

On the Rider Maturity Date (1/2/19):
Accumulation Benefit	= Benefit Base on Rider Maturity Date × AB Factor
= $50,000 × 150.0%
= $75,000
Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See “Investment Requirements” below for more information.
Benefit Base
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the “Benefit Base” is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:
•The Benefit Base will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. Therefore, if you plan to make purchase payments after the first Contract Anniversary following the Rider Date, you should consider carefully whether this Option is appropriate for your needs.
•The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:
(a)= the withdrawal amount;
(b)= the Contract Value immediately prior to the withdrawal; and
(c)= the Benefit Base immediately prior to the withdrawal.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. A withdrawal charge also may apply. See Appendix I for numerical examples that illustrate how the Withdrawal Adjustment is applied.
The Benefit Base will never be less than zero.
Investment Requirements
If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option (“Model Portfolio Option”) you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail and in Appendix I. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.
When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:
1)to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or
2)to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Advisor Plus Contracts) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or
3)to a combination of (1) and (2) above.
For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the “Dollar Cost Averaging Fixed Account Option” section of this prospectus for more information.
On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, TrueBalanceSM Model Portfolio Options, and Fidelity® VIP Freedom Funds Model Portfolio Options sections below and in Appendix B for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

Guarantee Option 1	Guarantee Option 2
* Model Portfolio Option 1
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* Fidelity® VIP Freedom Income Fund Model Portfolio Option
* Fidelity® VIP Freedom 2010 Fund Model Portfolio Option

* Model Portfolio Option 2
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option
* Fidelity® VIP Freedom Income Fund Model Portfolio Option
* Fidelity® VIP Freedom 2010 Fund Model Portfolio Option
* Fidelity® VIP Freedom 2020 Fund Model Portfolio Option
* Fidelity® VIP Freedom 2030 Fund Model Portfolio Option

Note: The TrueBalance Model Portfolio Options were added to the TrueReturn Option on May 1, 2005. TrueBalance model portfolios selected prior to May 1, 2005, may not be used with the TrueReturn Option. The Fidelity® VIP Freedom Funds

Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity® VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note that only certain Fidelity® VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table above.
You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment, as described in the separate MVA Account prospectus. You may allocate any portion of your purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the “Dollar Cost Averaging Fixed Account Option” section of this prospectus for more information. We use the term “Transfer Period Account” to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.
Any subsequent purchase payments (and Credit Enhancements for Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.
Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio Option you choose. We will use the percentage allocations as of your most recent instructions.
Model Portfolio Option I and Option 2. The Variable Sub-Accounts that are available within each of these options can be found in Appendix B.
TrueBalanceSM Model Portfolio Options.
If you choose one of the TrueBalanceSM Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalanceSM Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the “TrueBalanceSM Asset Allocation Program” section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.
Please note only certain TrueBalance Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.
Cancellation of the TrueReturn Option.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.
Death of Owner or Annuitant.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described in the Death Benefits section of this Prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.
Rider Trade-In Option.
We offer a “Rider Trade-In Option” that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option (“New Option”), provided all of the following conditions are met:
•The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.
•The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.
•The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.
•The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.
For example, if you trade-in your TrueReturn Option:
•the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;
•the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;
•the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;
•the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;
•any waiting period for canceling the New Option will start again on the new Rider Date;
•any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and
•the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.
We are also making the Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering any of these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Option, a new SureIncome Plus Option, or a new SureIncome For Life Option, provided all of the following conditions are met:
•The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.
•The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.
•The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.
•The issue requirements and terms and conditions of the new Withdrawal Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.
You should consult with your sales representative before trading in your TrueReturn Option.
Termination of the TrueReturn Option.
The TrueReturn Option will terminate on the earliest of the following to occur:
•on the Rider Maturity Date;
•on the Payout Start Date;

•on the date your Contract is terminated;
•on the date the Option is cancelled;
•on the date we receive a Complete Request for Settlement of the Death Proceeds; or
•on the date the Option is replaced with a New Option under the Rider Trade-In Option.
We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.
Fidelity® VIP Freedom Funds Model Portfolio Options. The Variable Sub-Accounts available within each of these options can be found in Appendix B.
WITHDRAWAL BENEFIT OPTIONS
“Withdrawal Benefit Options” is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. “Withdrawal Benefit Option” is used to refer to any one of the Withdrawal Benefit Options.
Some broker-dealers or banks may limit the availability of one or more Withdrawal Benefit Option. Your individual sales representative will describe any limitations to you.
SUREINCOME WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Withdrawal Benefit Option (“SureIncome Option”), which is available for an additional fee currently equal to 0.50% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).
The SureIncome Option guarantees an amount up to the “Benefit Payment Remaining” which will be available for withdrawal from the Contract each “Benefit Year” until the “Benefit Base” (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the “Withdrawal Benefit Payout Phase”.
For purposes of the SureIncome Option, “withdrawal” means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. Any applicable Market Value Adjustment will be determined as described in the separate MVA Account prospectus.
The “Rider Date” is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.
The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the “Rider Application Date”). (The maximum age may depend on your state.) The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.
We may discontinue offering, at any time without prior notice, the SureIncome Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.
Withdrawal Benefit Factor
The “Withdrawal Benefit Factor” is used to determine the “Benefit Payment” and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

Benefit Payment and Benefit Payment Remaining
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.
The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.
During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.
On the Rider Date, the Benefit Payment is equal to the greater of:
•The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or
•The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option (see “Rider Trade-In Option” below for more information), if applicable.
After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:
•The Benefit Payment immediately prior to the withdrawal; or
•The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.
The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.
Benefit Base
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and decreased by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:
•The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or
•The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.
The Benefit Base may also be reduced in other situations as detailed in the “Contract Owner and Assignment of Payments or Interest” section below.
If the Benefit Base is reduced to zero, this SureIncome Option will terminate.
For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix J.

Contract Owner and Assignment of Payments or Interest
If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.
Contract Value
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.
Withdrawal Benefit Payout Phase
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:
The “Withdrawal Benefit Payout Start Date” is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.
No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.
Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.
During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Code Section 401(a)(9), we will not permit a change in the payment frequency or level.
If your Contract is not subject to Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.
If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.
Once all scheduled payments have been paid, the Contract will terminate.
Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.
Investment Requirements
If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in “Investment Requirements (Applicable to All Withdrawal Benefit Options)” below.
Cancellation of the SureIncome Option
You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.
Rider Trade-In Option
We offer a “Rider Trade-In Option” that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option (“New SureIncome Option”). We currently offer the SureIncome Option or SureIncome Plus Withdrawal Benefit

Option as New SureIncome Options available under the Rider Trade-In Option. We may also offer other Options (“New Options”) under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a Withdrawal Benefit Option and TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.
This Rider Trade-in Option is available provided all of the following conditions are met:
•The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.
•The New SureIncome Option or any New Option will be made a part of your Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.
•The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.
•The issue requirements and terms and conditions of the New SureIncome Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.
If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.
You should consult with your sales representative before trading in your SureIncome Option.
Death of Owner or Annuitant
If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.
If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.
Termination of the SureIncome Option
The SureIncome Option will terminate on the earliest of the following to occur:
•The Benefit Base is reduced to zero;
•On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);
•On the date the Contract is terminated;
•On the date the SureIncome Option is cancelled;
•On the date we receive a Complete Request for Settlement of the Death Proceeds; or
•On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.
SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option (“SureIncome Plus Option”), except in a limited number of states where it is not currently available, for an additional fee currently equal to 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.

The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments plus any applicable credit enhancements, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.
The SureIncome Plus Option guarantees an amount up to the “Benefit Payment Remaining” which will be available for withdrawal from the Contract each “Benefit Year” until the “Benefit Base” (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the “Withdrawal Benefit Payout Phase”. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit (“SureIncome ROP Death Benefit”). This death benefit option is described below under “Death of Owner or Annuitant” and in the Death Benefits section of this Prospectus.
For purposes of the SureIncome Plus Option, “withdrawal” means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. Any applicable Market Value Adjustment will be determined as described in the separate MVA Account prospectus.
The “Rider Date” is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.
The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may not have more than one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the “Rider Application Date”). (The maximum age may depend on your state.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.
We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.
Withdrawal Benefit Factor
The “Withdrawal Benefit Factor” is used to determine the “Benefit Payment” and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.
Benefit Payment and Benefit Payment Remaining
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.
The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.
During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.
On the Rider Date, the Benefit Payment is equal to the greater of:
•The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options); or
•The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See Rider Trade-In Option, above, under SureIncome Withdrawal Benefit Option for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:
◦The Benefit Payment immediately prior to the withdrawal; or
◦The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.
As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.
On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:
•The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and
•The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.
The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.
Benefit Base
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and decreased by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:
•The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or
•The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.
As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.
On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:
•The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and
•The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.
The Benefit Base may also be reduced in other situations as detailed in the “Contract Owner and Assignment of Payments or Interest” section below.

If the Benefit Base is reduced to zero, this SureIncome Plus Option will terminate.
For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix K.
Contract Owner and Assignment of Payments or Interest
If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.
Contract Value
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.
Withdrawal Benefit Payout Phase
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.
The “Withdrawal Benefit Payout Start Date” is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.
Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.
During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Code Section 401(a)(9), we will not permit a change in the payment frequency or level.
If your Contract is not subject to Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.
If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.
Once all scheduled payments have been paid, the Contract will terminate.
Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.
Investment Requirements
If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in “Investment Requirements (Applicable to All Withdrawal Benefit Options)” below.
Death of Owner or Annuitant
If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.
If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.
The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of Advisor Plus Contracts) and decreased by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:
•The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or
•The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.
As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.
For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix K.
Refer to the Death Benefits section in this Prospectus for more details on the SureIncome ROP Death Benefit.
Termination of the SureIncome Plus Option
The SureIncome Plus Option will terminate on the earliest of the following to occur:
•The Benefit Base is reduced to zero;
•On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);
•On the date the Contract is terminated;
•On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or
•On the date we receive a Complete Request for Settlement of the Death Proceeds.
SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option (“SureIncome For Life Option”), except in a limited number of states where it is not currently available, for an additional fee currently equal to 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base.
The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.
The SureIncome For Life Option guarantees an amount up to the “Benefit Payment Remaining” which will be available for withdrawal from the Contract each “Benefit Year” as long as the SureIncome Covered Life is alive, subject to certain restrictions. The “SureIncome Covered Life” is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the “Withdrawal Benefit Payout Phase” as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit (“SureIncome ROP Death Benefit”). This Option is described below under “Death of Owner or Annuitant” and in the Death Benefits section in this Prospectus.
For purposes of the SureIncome For Life Option, “withdrawal” means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. Any applicable Market Value Adjustment will be determined as described in the separate MVA Account prospectus.

The “Rider Date” is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.
The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the “Rider Application Date”). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.
We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.
Withdrawal Benefit Factor
The “Withdrawal Benefit Factor” is used to determine the “Benefit Payment” and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. After this date the Withdrawal Benefit Factor will not change.
We currently offer the following Withdrawal Benefit Factors:

Attained Age of SureIncome Covered Life	Withdrawal Benefit Factor
50 - 59	4%
60 - 69	5%
70 +	6%
The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.
Benefit Payment and Benefit Payment Remaining
The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.
The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.
On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.
After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. The Withdrawal Benefit Factor used in all future calculations will not change.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.
After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:
•If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.
•If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:
•The Benefit Payment immediately prior to the withdrawal; or
•The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.
If the Benefit Payment is reduced to zero, the SureIncome For Life Option will terminate.
On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:
•The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or
•The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.
The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.
Benefit Base
The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and decreased by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.
•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:
•The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or
•The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).
As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.
On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:
•The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and
•The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.
For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix L.

Contract Value
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.
Withdrawal Benefit Payout Phase
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.
The “Withdrawal Benefit Payout Start Date” is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.
Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.
During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Code Section 401(a)(9), we will not permit a change in the payment frequency or level.
If your Contract is not subject to Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.
If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.
Once all scheduled payments have been paid, the Contract will terminate.
Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.
Investment Requirements
If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in “Investment Requirements (Applicable to All Withdrawal Benefit Options)” below.
Death of Owner or Annuitant
If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life’s death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.
The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of Advisor Plus Contracts) and decreased by withdrawals as follows:
•If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be reduced by the amount of the withdrawal.

•If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:
•The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or
•The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.
As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.
For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix L.
Refer to the Death Benefits section in this prospectus for more details on the SureIncome ROP Death Benefit.
Termination of the SureIncome For Life Option
The SureIncome For Life Option will terminate on the earliest of the following to occur:
•The Benefit Payment is reduced to zero;
•On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);
•On the date the Contract is terminated;
•On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);
•On the date the SureIncome For Life Option is cancelled as detailed under Death of Owner or Annuitant section above;
•On the date we receive a Complete Request for Settlement of the Death Proceeds; or
•On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.
INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options (“Model Portfolio Options”) as described below available only to certain Withdrawal Benefit Factors.
When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:
1)to a Model Portfolio Option available as described below;
2)to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Advisor Plus Contracts) and interest to an available Model Portfolio Option; or
3)to a combination of (1) and (2) above.
For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the “Dollar Cost Averaging Fixed Account Option” section of this prospectus for more information.
On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalanceSM Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future any time prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

* Model Portfolio Option 1
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option
Note: The TrueBalance Model Portfolio Options were first made available in connection with a Withdrawal Benefit Option on May 1, 2005. Any TrueBalance model portfolios offered under the TrueBalance Asset Allocation Program prior to May 1, 2005, may not be used in connection with a Withdrawal Benefit Option.
You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment, as described in the separate MVA Account prospectus. You may allocate any portion of your purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the “Dollar Cost Averaging Fixed Account Option” section of this prospectus for more information. We use the term “Transfer Period Account” to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.
Any subsequent purchase payments (and Credit Enhancements for Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.
Model Portfolio Option 1.
If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: “Available” and “Excluded.” Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.
Please see Appendix B for the Variable Sub-Accounts and the Excluded Variable Sub-Accounts in Model Portfolio Option 1.
TrueBalanceSM Model Portfolio Options.
If you choose one of the TrueBalanceSM Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalanceSM Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the “TrueBalanceSM Asset Allocation Program” section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Everlake Life currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day into that Sub-Account until the total desired amount has been transferred.
For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day for 10 business days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
TRUEBALANCESM ASSET ALLOCATION PROGRAM
The TrueBalance asset allocation program (“TrueBalance program”) is no longer offered for new enrollments. If you enrolled in the TrueBalance program prior to January 31, 2008, you may remain in the program. If you terminate your enrollment or otherwise transfer your Contract Value out of the program, you may not re-enroll.
There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.
Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.
Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Everlake Life and the principal underwriter of the Contracts, Everlake Distributors, L.L.C. (“Everlake Distributors”), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.
Everlake Life retained an independent investment management firm (“investment management firm”) to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Everlake Life’s Contract Owners. Neither Everlake Life nor the investment management firm is acting for any Contract Owner as a “fiduciary” or as an “investment manager,” as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).
The investment management firm does not take into account any information about any Contract Owner or any Contract Owner’s assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Everlake Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners’ purposes.
Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for Advisor Plus Contracts) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.
We use the term “Transfer Period Account” to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. For TrueBalance model portfolios selected on or after May 1, 2005, at the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.
Everlake Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Everlake Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your financial advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.
You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.
Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.
Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.
The following applies to TrueBalance model portfolios selected prior to May 1, 2005. TrueBalance model portfolios selected prior to May 1, 2005, are not available with the TrueReturn Option or a Withdrawal Benefit Option:
For TrueBalance model portfolios selected prior to May 1, 2005, you may make transfers to any of the available investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.
The following applies to TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or a Withdrawal Benefit Option:
For TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or SureIncome Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.
If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the Option. Any increase will be allocated to the Putnam VT Government Money Market. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.
The following applies to TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn Option or a Withdrawal Benefit Option:
For TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn or SureIncome Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.
If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio allocations. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.
Your participation in the TrueBalance program is subject to the program’s terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the Fixed Account Options. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option, the Standard Fixed Account Option, and the Market Value Adjusted Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Everlake Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information.
The Fixed Account consists of our general assets other than those in the segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option (“DCA Fixed Account Option”) is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program. See the "Investment Alternatives: Transfers - Dollar Cost Averaging" section.
This option allows you to allocate purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.
At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term “Transfer Period Account” to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix C for more information.
Your purchase payments (and Credit Enhancements for Advisor Plus Contracts) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. Although your minimum interest rate will vary depending on when your Contract was issued, your minimum rate will never be lower than 1.50%.
You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Government Money Market Variable Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Government Money Market Variable Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Government Money Market Variable Sub- Account in this manner may not be consistent with the theory of dollar cost averaging. See the "Investment Alternatives: Transfers- Dollar Cost Averaging Program" section.
If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Government Money Market Variable Sub-Account unless you request a different investment alternative.
If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.
You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.
The DCA Fixed Account Option currently is not available if you have selected the Advisor Preferred Contract with No Withdrawal Charge Option.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a “Guarantee Period Account” within the Standard Fixed Account Option (“Standard Fixed Guarantee Period Account”), which is defined by the date of the allocation and the length of the initial interest rate guarantee period (“Standard Fixed Guarantee Period”). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.
At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Advisor Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Advisor Plus and Advisor Preferred Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix C for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.
Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.
The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not be lower than 1.50% and will not change after Contract issue.
In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date (“30-Day Window”), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.
Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.
At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:
•transfer all or part of the money from the Standard Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or
•transfer all or part of the money from the Standard Fixed Guarantee Period Account to other investment alternatives available at the time; or
•withdraw all or part of the money from the Standard Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.
Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:
•you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or
•you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.
The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.
The Standard Fixed Account Option currently is not available with Advisor Plus and Advisor Preferred Contracts.
MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
The MVA Account Option and Market Value Adjustments are described in the separate MVA Account prospectus. For a copy of the MVA Account prospectus, please contact us at the address and phone number given on the first page of this prospectus.

Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.
You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the “TrueReturnSM Accumulation Benefit Option” and “Withdrawal Benefit Options” sections of this prospectus for more information.
The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See “Standard Fixed Account Option”. The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
•we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request;
•the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
•whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
•the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.
See Appendix D for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.
We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer Discovery Mid Cap Growth/VA - Service Class Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer Discovery Mid Cap Growth/VA - Service Class Sub-Account so that the percentage allocations would again be 40% and 60%, respectively.
The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.
See Appendix D for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.

Expenses

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Government Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:
•for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or
•for a Contract Anniversary if, on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.
We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.19% of the daily net assets you have invested in the Variable Sub-Accounts. The administrative expense charge is included in the base contract expense as shown in the "Expense Table" section. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The current annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

Advisor	1.10%
Advisor Plus	1.40%
Advisor Preferred (5-year withdrawal charge option)	1.40%
Advisor Preferred (3-year withdrawal charge option)	1.50%
Advisor Preferred (No withdrawal charge option)	1.60%
ADDITIONAL CHARGES FOR OPTIONAL BENEFITS
The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps compensate us for the cost of the Credit Enhancement under the Advisor Plus Contract. The Company anticipates that it will make a profit from the Credit Enhancement, but if the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.
You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:
•MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. For Contract Owners who added the MAV Death Benefit Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

•Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. For Contract Owners who added the Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.
•Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:
•0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;
•0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.
The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.
•Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.
TRUERETURNSM ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select; however, we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.
The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the “TrueReturnSM Accumulation Benefit Option” section of this prospectus for more information.
SPOUSAL PROTECTION BENEFIT (CO- ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE
We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.
The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.
The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.
RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 1 prior to May 1, 2003, the annual Rider Fee is 0.25%. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual Rider Fee is 0.45%. See “Retirement Income Guarantee Options” for details.
We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.
WITHDRAWAL BENEFIT OPTION FEE
We charge separate annual Rider Fees for each of the SureIncome Option (the “SureIncome Option Fee”), the SureIncome Plus Option (the “SureIncome Plus Option Fee”), and the SureIncome For Life Option (the “SureIncome For Life Option Fee”). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the “Withdrawal Benefit Option Fees”. “Withdrawal Benefit Option Fee” is used to refer to any one of the Withdrawal Benefit Option Fees.
The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.
We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.
The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.
For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.
For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.
If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.
TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn.
•For Advisor, we may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 6 years from the day we receive the purchase payment being withdrawn.
•For Advisor Preferred, we may assess a withdrawal charge of up to 8.5% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 7 years from the day we receive the purchase payment being withdrawn.
•For Advisor Preferred with 5-Year Withdrawal Charge Option, we may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 4 years from the day we receive the purchase payment being withdrawn.
•For Advisor Preferred with 3-Year Withdrawal Charge Option, we may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 2 years from the day we receive the purchase payment being withdrawn.
•For Advisor Preferred with No Withdrawal Charge Option, we will not assess a withdrawal charge.
A schedule showing how the withdrawal charge declines over the applicable time period is shown in the “Expense Table” section of this prospectus. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. Any applied credit enhancements are also subject to withdrawal charges.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:
1. on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
2. the death of the Contract owner or Annuitant (unless the Contract is continued); and
3. withdrawals taken to satisfy IRS minimum distribution rules for the Contract.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
You should consult with your tax counsel or other tax advisor regarding any withdrawals.
Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. For more information on market value adjustments, please see the separate MVA Account prospectus.
FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for Advisor Plus Contracts) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.
Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.
You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment, as described in the separate MVA Account prospectus, or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.
For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:
1)Purchase payments that no longer are subject to withdrawal charges;
2)Free Withdrawal Amount (if available);
3)Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;
4)Any earnings not previously withdrawn.
However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.
If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:
•The Free Withdrawal Amount described above; or
•Earnings as of the beginning of the Contract Year that have not been previously withdrawn.
For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:
1)Earnings not previously withdrawn;
2)Purchase payments that are no longer subject to withdrawal charges;
3)Free Withdrawal Amount in excess of earnings;
4)Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.
If you have selected the Advisor Preferred Contract with No Withdrawal Charge Option, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment, as described in the separate MVA Account prospectus, or applicable taxes.
All Contracts
We do not apply a withdrawal charge in the following situations:
•the death of the Contract Owner or Annuitant (unless the Settlement Value is used);
•withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or
•withdrawals that qualify for one of the waivers described below.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. For the Advisor Plus Contracts. we use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See “Expenses.” To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

Confinement Waiver. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:
1.you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,
2.we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant’s confinement at the long term care facility or hospital, and
3.a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).
“Due Proof” includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.
Terminal Illness Waiver.    We will waive the withdrawal charge on any applicable withdrawal under your Contract if:
1.you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and
2.you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.
“Due Proof” includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.
Unemployment Waiver.    We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:
1.you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,
2.you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and
3.you or the Annuitant claim this benefit within 180 days of your or the Annuitant’s initial receipt of Unemployment Compensation.
Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.
“Unemployment Compensation” means unemployment compensation received from a unit of state or federal government in the U.S. “Due Proof” includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.
You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments, as described in the separate MVA Account prospectus.
These waivers do not apply under the Advisor Preferred Contract with No Withdrawal Charge Option.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment, as described in the separate MVA Account prospectus, may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.
See Appendix D for numerical examples that illustrate how the Waiver Programs work.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may sometime in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the “Taxes” section of this prospectus.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.

Access to Your Money

WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the Income Payments - Income Plans section.
The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, less any applicable withdrawal charges, income tax withholding, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.
You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.
In general, you must withdraw at least $50 at a time.
Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See the Investment Alternatives: The Fixed Account Options - Standard Fixed Account Option section.
Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See “Withdrawal Benefit Options” above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See “Withdrawal Benefit Options” for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, less withdrawal and other charges and taxes.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,
2.An emergency exists as defined by the SEC, or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.
Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.
Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix D for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See “Withdrawal Benefit Options” above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, less withdrawal and other charges and applicable taxes.

Benefits Available Under the Contract

The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to add subsequent purchase payments per month through automatic transfers from your bank account	Standard	No Charge		Not available with Dollar Cost Averaging Fixed Account Option; Subsequent purchase payments must be at least $50.
Automatic Portfolio Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your original percentage allocations	Standard	No Charge		Not available for Fixed Account
Basic Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month from Variable Sub-Account or Fixed Account Options to other available Variable Sub-Accounts	Standard	No Charge		Transfers must be $100 or more; You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options; Only available during Accumulation Phase.
Basic Dollar Cost Averaging Fixed Account Options	Allows you to allocate purchase payments (and Credit Enhancements for Advisor Plus Contracts) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected	Standard	No Charge	Each purchase payment allocation must be at least $100;
Must specify the term length over which the transfers are to take place;
May not use Automatic Additions Program to allocate purchase payments;
Not available if you have selected the Advisor Preferred Contract with No Withdrawal Charge Option.
Systematic Withdrawal Program	Allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, semi-annually, or annually	Standard	No Charge		Income taxes may apply
Confinement Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge
You must meet certain criteria to be considered confined to a long term care facility and provide the required proof of confinement;
Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.

Terminal Illness Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge
You must meet certain criteria to be considered terminally ill and provide the required proof;
Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.

Unemployment Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge		You must meet certain criteria and time frames to obtain this waiver; Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option; May not be available in all states.
TrueBalanceSM Asset Allocation Program	Spreads Contract Value across a range of asset classes	Standard	No Charge		No longer available; May be of limited value if you have elected certain Contract options that impose investment allocation restrictions.

Spousal Protection Benefit (Co-Annuitant) Option**	Provides that the Co-Annuitant will be considered an Annuitant under the Contract during the Accumulation Phase except that the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the “Death of Annuitant” provision of your Contract does not apply on the death of the Co-Annuitant	Optional	0.15% of Contract Value	0.10% of Contract Value	Only available for certain types of IRA Contracts;
You must be age 90 or younger on the Rider Application Date;
The Co-Annuitant must be 79 or younger on the Rider Application Date;
The Co-Annuitant must be the sole Primary Beneficiary under the Contract.
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts**	Provides that the Co-Annuitant will be considered an Annuitant under the Contract during the Accumulation Phase except that the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the “Death of Annuitant” provision of your Contract does not apply on the death of the Co-Annuitant	Optional	0.15% of Contract Value	0.10% of Contract Value	The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;
You must be the beneficial owner of the IRA;
The Co-Annuitant must be the legal spouse of the Annuitant and only one Co-Annuitant may be named;
The Co-Annuitant must be the sole beneficiary of the IRA;
You must be age 90 or younger on the Rider Application Date; and
The Co-Annuitant must be age 79 or younger on the Rider Application Date.
Retirement Income Guarantee Options (RIG 1 and RIG 2)***	Guarantees a minimum level of Income Payments	Optional	RIG 1: 0.50% of the Income Base RIG 2: 0.75% of Income Base	RIG 1: 0.40% of the Income Base RIG 2: 0.55% of Income Base	No longer available; We reserve the right to impose investment allocation restrictions in the future.
Income Protection Benefit Option	Guarantees your variable income payments will never be less than 85% of the initial variable amount income value, as calculated on the Payout Start Date	Optional	0.75% of the daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies	0.75% of the daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies	You must be 75 or younger on the Payout Start Date;
Once added, the option cannot be cancelled;
Subject to Investment allocation restrictions;
You must choose Income Plan 1 or 2, and the Guaranteed Payment Period generally must be for at least 120 months;
You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000.
SureIncome Withdrawal Benefit Option	Provides a guaranteed minimum withdrawal benefit equal to your purchase payments , regardless of investment performance	Optional	1.25% of the Benefit Base	0.50% of the Benefit Base	Subject to investment allocation restrictions;
Certain withdrawals could significantly reduce or even terminate the benefit;
May not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b);
You must be age 85 or younger on the effective date of the Rider.
SureIncome Plus Withdrawal Benefit Option	Provides a guaranteed minimum withdrawal benefit equal to your purchase payments, regardless of investment performance, and subject to increase on the first 10 rider anniversaries to equal your account value, if higher	Optional	1.25% of the Benefit Base	0.65% of the Benefit Base	Subject to investment allocation restrictions;
Certain withdrawals could significantly reduce or even terminate the benefit;
May not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b);
You must be age 85 or younger on the effective date of the Rider.
SureIncome for Life Withdrawal Benefit Option	Provides a guaranteed minimum lifetime withdrawal benefit, regardless of investment performance	Optional	1.25% of the Benefit Base	0.65% of the Benefit Base	Subject to investment allocation restrictions;
Withdrawals could significantly reduce or even terminate the benefit;
May not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Code Section 403(b);
You must be no younger than 50 and no older than 79, on the effective date of the Rider.

TrueReturnSM Accumulation Benefit Option	Guarantees a minimum Contract Value on the Rider Maturity Date	Optional	1.25% of the Benefit Base	0.50% of the Benefit Base	Subject to investment allocation restrictions;
Certain withdrawals could significantly reduce or even terminate the benefit;
Only Premiums in first twelve rider months are included in the calculation of the minimum guarantee.
Return of Premium (“ROP”) Death Benefit	Provides a death benefit equal to the sum of all purchase payments (and Credit Enhancements for Advisor Plus Contracts), reduced by a proportional withdrawal adjustment for each withdrawal	Standard	No Charge
SureIncome Return of Premium (“ROP”) Death Benefit	Provides a death benefit equal to the sum of all purchase payments (and Credit Enhancements for Advisor Plus Contracts), reduced by a proportional withdrawal adjustment for each withdrawal	Optional	No Charge		Only offered with the SureIncome Plus Withdrawal Benefit Option and the SureIncome for Life Withdrawal Benefit Option.
MAV Death Benefit Option*	An enhanced death benefit that is subject to increase on each Contract Anniversary to equal your account value, if higher.	Optional	0.30% of separate account assets	0.20% of separate account assets	You must be 79 or younger on the Rider Application Date;
The MAV Death Benefit is not eligible to increase following the Contract Anniversary after the 80th birthday of the oldest Contract Owner or Annuitant, whichever occurs first;
Withdrawals will proportionately reduce the benefit, and such reductions could be significant;
We reserve the right to impose investment allocation restrictions in the future.
Enhanced Beneficiary Protection (Annual Increase) Option*	Provides a death benefit, equal to Contract Value plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, that will accumulate daily
	at a rate equivalent to 5%.	Optional	0.30% of separate account assets	0.30% of separate account assets
Some states restrict the annual increase to 3% per year;
You must be age 79 or younger on the Rider Application Date;
The annual increase is capped based on a calculation using the Contract Value, purchase payments and withdrawals;
Withdrawals will proportionately reduce the benefit, and such reductions could be significant;
We reserve the right to impose investment allocation restrictions in the future.

Earnings Protection Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings	Optional	0.50% of separate account assets	0.40% of separate account assets	You must be 79 or younger on the Rider Application Date;
The percentages applied to your Premiums and Earnings are different, and the percentages applied vary by Rider issue age;
We reserve the right to impose investment allocation restrictions in the future.
* For Contract Owners who added the MAV Death Benefit Option or Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional mortality and expense risk charge associated with each Option is 0.15%.
** For Contract Owners who added the Spousal Protection Benefit Option or Spousal Protection Benefit Option for Custodial IRAs prior to January 1, 2005, there is no charge associated with the options.
*** We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is 0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%.

Income Payments

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:
•the Annuitant’s 99th birthday, or
•the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment, as described in the separate MVA Account prospectus, and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under “Income Protection Benefit Option,” below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the “Beneficiary” section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:
•fixed income payments;
•variable income payments; or
•a combination of the two.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis.” Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
The seven Income Plans are:
Income Plan 1 - Life Income with Guaranteed Number of Payments.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed (“Guaranteed Payment Period”) may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.
Income Plan 2 - Joint and Survivor Life Income with Guaranteed Number of Payments.    Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.
Income Plan 3 - Guaranteed Number of Payments.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals under this option. Please see “Payout Withdrawals” section for more information.

Income Plan 4 - Life Income with Cash Refund.    Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.
Income Plan 5 - Joint Life Income with Cash Refund.    Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.
Income Plan 6 - Life Income with Installment Refund.    Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.
Income Plan 7 - Joint Life Income with Installment Refund.    Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.
If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
Payout Withdrawal
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value (“withdrawal value”), subject to a Payout Withdrawal Charge, by writing to us (“Payout Withdrawal”). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.
A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.
You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.
Payout Withdrawal Charge
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.
Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

	Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
Contract:	0	1	2	3	4	5	6	7	8+
Advisor	7%	7%	6%	5%	4%	3%	2%	0%	0%
Advisor Plus	8.5%	8.5%	8.5%	7.5%	6.5%	5.5%	4%	2.5%	0%
Advisor Preferred with:
5-Year Withdrawal Charge Option	7%	6%	5%	4%	3%	0%
3-Year Withdrawal Charge Option	7%	6%	5%	0%
No Withdrawal Charge Option	None
Additional Information.    We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.
We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semiannual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:
•terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
•reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.
In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate (“AIR”, also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.
We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.
Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. The payments you receive may be higher or lower depending on the frequency and duration of payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.
INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:
•The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.
•You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.
•You may apply the Income Protection Benefit Option to more than one Income Plan.
•The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.
•You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.
•You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.
•You may not convert variable income payments to fixed income payments.
If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value (“Income Protection Benefit”), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix E for numerical examples that illustrate how the Income Protection Benefit is calculated.
If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.75% of the daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.
In order to ensure that we achieve adequate investment diversification (“Income Protection Diversification Requirement”), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.
To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: “unrestricted,” “restricted” and “excluded.” Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate any portion of the assets supporting your variable income payments to the excluded Variable Sub-Accounts. Please see Appendix B for a list of the unrestricted, restricted and excluded Variable Sub-Accounts.
You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.
The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection Diversification Requirement.
We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.
Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See “Investment Alternatives: Transfers,” above, for additional information.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.
We calculate the fixed income payments by:
•adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus;
•deducting any applicable taxes; and
•applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.
We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
RETIREMENT INCOME GUARANTEE OPTIONS
Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options (“RIG 1” and “RIG 2”), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program, except for Contract Owners who added RIG 1 or RIG 2 prior to May 1, 2003. For Contract Owners who added RIG 1 or RIG 2 on or after May 1, 2003, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details. The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004 (up to May 1, 2004 in certain states).
We refer to the issue date of the option as the “Rider Date.” You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.
We reserve the right to impose limitations on the investment alternatives in which you may invest as a condition of these options. These restrictions may include, but are not limited to, maximum investment limits on certain investment alternatives, exclusion of certain investment alternatives, required minimum allocations to certain Variable Sub-Accounts and/or the Automatic Portfolio Rebalancing. Currently, no such restrictions are being imposed.
For each option, an “Income Base” is calculated, which is used only for the purpose of calculating the “Guaranteed Retirement Income Benefit” and the appropriate “Rider Fee,” all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.
You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:
•The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.
•The Payout Start Date must occur during the 30-day period following a Contract Anniversary.
•The oldest Annuitant must be age 99 or younger as of the Payout Start Date.
•You must select Fixed Amount Income Payments only.
•You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:
•120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or
•60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.
The “Guaranteed Retirement Income Benefit” is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.
If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:
•The Guaranteed Retirement Income Benefit; or
•For fixed income payments, the Contract Value, adjusted by any applicable Market Value Adjustment, as described in the separate MVA Account prospectus, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.
We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.
The current Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary (0.25% for Contract Owners who added RIG 1 prior to May 1, 2003). The current Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary (0.45% for Contract Owners who added RIG 2 prior to May 1, 2003). These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:
•The date the Contract is terminated;
•If the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;
•The Payout Start Date; or
•For Contract Owners who added a RIG 1 or RIG 2 Option on or after May 1, 2003, if you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).
Otherwise, the options may not be terminated or cancelled.
Calculation of Income Base.
On the Rider Date, the “RIG 1 Income Base” is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the “Cap” defined below. This accumulation will continue until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The “RIG 1 Withdrawal Adjustment” is defined below.
The RIG 1 Income Base will not exceed a Cap equal to:
•200% of the Contract Value as of the Rider Date; plus
•200% of purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for Advisor Plus Contracts) made in the 12-month period immediately prior to the Payout Start Date; minus
•RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.
RIG 1 Withdrawal Adjustment.    Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:
•In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.
•In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.
The “RIG 2 Income Base” is defined as the greater of “Income Base A” or “Income Base B.”
“Income Base A” and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.
On the Rider Date, “Income Base B” is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:
•Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment (and Credit Enhancement for Advisor Plus Contracts).
•Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.
•On each Contract Anniversary until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.
If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.
See Appendix F for numerical examples that illustrate how the RIG 1 and RIG 2 benefits work.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

Death Benefits

DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract. See “Income Payments” for more information.
We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a “Complete Request for Settlement,” a claim for distribution of the Death Proceeds must include “Due Proof of Death” in any of the following forms of documentation:
•A certified copy of the death certificate;
•A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•Any other proof acceptable to us.
“Death Proceeds” are determined based on when we receive a Complete Request for Settlement:
•If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the “Death Benefit.”
•If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:
•MAV Death Benefit Option
•Enhanced Beneficiary Protection (Annual Increase) Option
•Earnings Protection Death Benefit Option
The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit (“SureIncome ROP Death Benefit.”)
The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.
You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).
The “Death Benefit” is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:
•The Contract Value;
•The Settlement Value;
•The ROP Death Benefit;
•The MAV Death Benefit Option (if selected);
•The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or
•The SureIncome ROP Death Benefit. *
The “Settlement Value” is the amount that would be paid in the event of a full withdrawal of the Contract Value.
* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The “ROP Death Benefit” is equal to the sum of all purchase payments (and Credit Enhancements for Advisor Plus Contracts), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:
The sum of all purchase payments (and Credit Enhancements for Advisor Plus Contracts) made prior to the withdrawal, less any prior withdrawal adjustments.
Maximum Anniversary Value Death Benefit Option.
The “MAV Death Benefit Option” is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.
On the date we issue the rider for this benefit (“Rider Date”), the MAV Death Benefit is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see the Death Benefits - Death Proceeds section), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:
•Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for Advisor Plus Contracts).
•Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.
•On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.
If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described in the Death Benefits Payments - Death of Contract Owner - Option D section, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for Advisor Plus Contracts), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:
•The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for Advisor Plus Contracts) and withdrawals); or
•The date we next determine the Death Proceeds.
Example – Maximum Anniversary Value Death Benefit:
At contract issue, the oldest owner is 75 years old. The premium is $100,000 and the Contract Value is $100,000. The Maximum Anniversary Death Benefit, by definition is also $100,000.
On the first anniversary, the Contract Value is $107,000. However, it had reached a level of $110,000 prior to the anniversary. The death benefit is recalculated to be $107,000 which is the greatest of the current death benefit and the maximum anniversary value.
On subsequent anniversaries before the oldest owner has become age 80, the account value never exceeds $107,000. Therefore, the death benefit remains $107,000.
On the 5th anniversary, when the oldest owns is age 80, the Contract Value is $107,001. The death benefit remains at $107,000 since the death benefit is not recalculated after the older owner is age 80.
Refer to Appendix G for withdrawal adjustment examples.
Enhanced Beneficiary Protection (Annual Increase) Option.
The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30% (0.15% for Contract Owners who added this option prior to May 1, 2003). The charge for this Death Benefit will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.
On the date we issue the rider for this benefit (“Rider Date”), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the Rider Date and less withdrawal adjustments for withdrawals made after the

Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the “Cap” defined below. This accumulation will continue until the earlier of:
(a)the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or
(b)the date we determine the Death Proceeds.
After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments (and Credit Enhancements for Advisor Plus Contracts) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.
The Enhanced Beneficiary Protection (Annual Increase) Benefit Cap is equal to:
•200% of the Contract Value as of the Rider Date; plus
•200% of purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for Advisor Plus Contracts) made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus
•Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix G for withdrawal adjustment examples.
Withdrawals will proportionately reduce the benefit, and such reductions could be significant
If, upon death of the Contract Owner, the Contract is continued under Option D as described in the Death Benefits - Death Benefit Payments - Death of Contract Owner - Option D section, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for Advisor Plus Contracts), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:
•The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for Advisor Plus Contracts); or
•The date we next determine the Death Proceeds.
Refer to Appendix M for numerical examples that illustrate how the Enhanced Beneficiary Protection (Annual Increase) Option is calculated.
Earnings Protection Death Benefit Option.
The “Earnings Protection Death Benefit Option” is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:
•0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and
•0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.
We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.
If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:
•100% of “In-Force Premium” (excluding purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the date we issue the rider for this benefit (“Rider Date”) and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or
•40% of “In-Force Earnings” calculated as of the date we determine the Death Proceeds.
If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:
•50% of “In-Force Premium” (excluding purchase payments (and Credit Enhancements for Advisor Plus Contracts) made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or
•25% of “In-Force Earnings” calculated as of the date we determine the Death Proceeds.

In-Force Earnings are equal to the current Contract Value less In-Force Premium. If this quantity is negative, then In-Force Earnings are equal to zero.
In-Force Premium is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all “Excess-of-Earnings Withdrawals” made after the Rider Date.
An Excess-of-Earnings Withdrawal is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.
Refer to Appendix H for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.
If, upon death of the Contract Owner, the Contract is continued under Option D as Death Benefits - Death Benefit Payments - Death of Contract Owner - Option D section described and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:
•The Rider Date will be changed to the date we determine the Death Proceeds;
•The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;
•The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.
•The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.
If either the Contract Owner’s or the Annuitant’s age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.
ALL OPTIONS.
We reserve the right to impose limitations on the investment alternatives in which you may invest as a condition of these options. These restrictions may include, but are not limited to, maximum investment limits on certain investment alternatives, exclusion of certain investment alternatives, required minimum allocations to certain Variable Sub-Accounts and/or the required use of Automatic Portfolio Rebalancing. Currently, no such restrictions are being imposed.
These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:
•the date the Contract is terminated;
•if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death Benefits - Death Benefit Payments - Death of Contract Owner - Option D section, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;
•if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;
•on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;
•on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or
•the Payout Start Date.
Notwithstanding the preceding, in the event of the Contract Owner’s death, if the Contract Owner’s spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.
DEATH BENEFIT PAYMENTS
Death of Contract Owner
If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be “New Contract Owners”. If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.
If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.
The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.
New Contract Owner Categories
Category 1.    If your spouse (or Annuitant’s spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
Category 2.    If the New Contract Owner is a living person who is not your spouse (or Annuitant’s spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.
Category 3.    If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner. The death settlement options we currently offer are:
Option A.     The New Contract Owner may elect to receive the Death Proceeds in a lump sum.
Option B.    The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:
•Over the life of the New Contract Owner; or
•For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or
•Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.
Option C.    The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Government Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments, as described in the separate MVA Account prospectus. The New Contract Owner may exercise all rights set forth in the Transfers provision.
If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner’s Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner’s death.
Option D.    The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.
Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Government Money Market - Class IB Sub-Account.
Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the

Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.
The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment, as described in the separate MVA Account prospectus, and a 10% additional tax penalty if the New Contract Owner is under age 59 1/2.
Option E.    For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the “Annual Required Distribution” calculated for each calendar year. The first such withdrawal must occur within:
•One year of the date of death;
•The same calendar year as the date we receive the first Complete Request for Settlement; and
•One withdrawal frequency.
The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.
In the calendar year in which the Death Proceeds are determined, the Annual Required Distribution is equal to the Contract Value on the date of the first distribution divided by the “Life Expectancy” of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.
In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.
If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner’s Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.
We reserve the right to offer additional death settlement options.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Death of Annuitant
If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:
•The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or
•The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.
Surviving Contract Owner Categories
Category 1. If the Contract Owner is a living person, prior to the Annuitant’s death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.
Category 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.
The death settlement options we currently offer are:
Option A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.
Option B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.
Option C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Government Money Market - Class IB Sub-Account unless the Contract Owner provides other allocation instructions.
The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments, as described in the separate MVA Account prospectus. The Contract Owner may exercise all rights set forth in the Transfers provision.
Option D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.
We reserve the right to offer additional death settlement options.
Qualified Contracts
The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract. See “Taxes” for the death benefit rules applicable to Qualified Plans.
Spousal Protection Benefit (Co-Annuitant) Option and Death of Co-Annuitant
We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:
•The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

•The Contract Owner’s spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.
•The Contract Owner must be age 90 or younger on the Rider Application Date; and the Co-Annuitant must be age 79 or younger on the Rider Application Date.
•On or after May 1, 2005, the Option may be added only when we issue the Contract or within 6 months of the Contract Owner’s marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.
Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the “Death of Annuitant” provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner’s age.
You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.
There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.
The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:
•upon the death of the Co-Annuitant (as of the date we determine the Death Proceeds);
•upon the death of the Contract Owner (as of the date we determine the Death Proceeds);
•on the date the Contract is terminated;
•on the Payout Start Date; or
•on the date you change the beneficiary of the Contract and the change is accepted by us;
•for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;
•for options added prior to January 1, 2005, the Owner may terminate this option at any time by written notice in a form satisfactory to us.
Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.
Death of Co-Annuitant.    If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the “Death of Owner” provision of your Contract:
•The Co-Annuitant must have been your legal spouse on the date of his or her death; and
•Option D of the “Death of Owner” provision of your Contract has not previously been exercised.
The Contract may only be continued once under Option D under the “Death of Owner” provision. For a description of Option D, see the “Death of Owner” section of this prospectus.
Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant
We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions (“CSP Conditions”):
•The beneficially owned Contract must be a Custodial traditional IRA, Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.
•The Annuitant must be the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.
•The Co-Annuitant must be the legal spouse of the Annuitant. Only one Co-Annuitant may be named.
•The Co-Annuitant must be the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.
•The Annuitant must be age 90 or younger on the CSP Application Date.
•The Co-Annuitant must be age 79 or younger on the CSP Application Date.
•On or after May 1, 2005, the CSP may be added only when we issue the Contract or within 6 months of the beneficial owner’s marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.
•We have made no payments under any Income Plan.
•There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:
•The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.
•The “Death of Annuitant” provision of the Contract does not apply on the death of the Co-Annuitant.
•The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.
You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.
For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.
The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:
•On the date CSP is terminated as described above; or
•Upon the death of the Annuitant; or
•Upon the death of the Co-Annuitant; or
•On the date the Contract is terminated; or
•On the Payout Start Date.
Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.
Death of Co-Annuitant.    This section applies if:
•The CSP Conditions are met.
•The Annuitant was, at the time of the Co-Annuitant’s death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.
•We have received proof satisfactory to us that the Co-Annuitant has died.
•The Co-Annuitant was, at the time of the Co-Annuitant’s death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and
•the Co-Annuitant was, at the time of the Co-Annuitant’s death, the legal spouse of the Annuitant.
If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the “Death of Owner” provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:
•The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant’s death.
•The Owner does not thereafter name a new Co-Annuitant; and
•The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and
•The Contract may only be continued once.

More Information

EVERLAKE
Everlake Life is the issuer of the Contract. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Life Insurance Company and Allstate Distributors, LLC changed their names to Everlake Life Insurance Company and Everlake Distributors, LLC, respectively.
Everlake Life Insurance Company, which was formerly named Allstate Life Insurance Company, is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the nomination of members of Everlake US Holding Company’s Board of Directors.
Everlake Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Everlake Life or the principal underwriter of the Contracts, Everlake Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Everlake Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Everlake Life established Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Everlake Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Everlake Financial Advisors Separate Account I may not be used to pay any liabilities of Everlake Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Everlake Life

The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
Distribution. Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. EDLLC, a wholly owned subsidiary of Everlake Life Insurance Company, is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. EDLLC is not required to sell any specific number or dollar amount of securities. The principal address of EDLLC is 3100 Sanders Road, Northbrook, Illinois, 60062.
From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank’s or broker-dealer’s distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer’s registered representatives. A list of broker-dealers and banks that Everlake Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC’s Web site (http://www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Everlake Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Everlake Life does not pay Everlake Distributors a commission for distribution of the Contracts. Everlake Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Everlake Distributors provides that we will reimburse Everlake Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.
For Advisor Contracts issued to employees of Everlake Life and certain other eligible organizations, and in lieu of Everlake Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Everlake Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an “investment in the contract” for income tax purposes. The amount you receive will be less applicable federal and state income tax withholding.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Everlake Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Everlake Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Everlake Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, Chief Legal Officer of Everlake Life.
FINANCIAL STATEMENTS
The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022. The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.

Taxes

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The discussion is not intended as tax advice. Everlake Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local, foreign and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF EVERLAKE LIFE INSURANCE COMPANY
Everlake Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Everlake Life, and its operations form a part of Everlake Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Everlake Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Everlake Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Everlake Life does not intend to make provisions for any such taxes. Everlake Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Everlake Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Everlake Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Everlake Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the cost basis in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date . You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments.     You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits. If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income. The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $13,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions. A 10% additional tax penalty may apply to the taxable amount of any premature distribution from a non-Qualified Contract. Amounts are not subject to this additional tax penalty if:
• made on or after the date the Contract Owner attains age 59 1 / 2 ;
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary; or
• made under an immediate annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase).
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Everlake Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Everlake Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts may have been purchased for use in connection with:
• Individual Retirement Annuities (IRAs) under Code Section 408(b);
• Roth IRAs under Code Section 408A;
• Simplified Employee Pension (SEP IRA) under Code Section 408(k);
• Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
• Tax Sheltered Annuities under Code Section 403(b);
• Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.

Everlake Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Everlake Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Everlake Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a qualified first time home purchase within the meaning of Section 72(t)(2)(F) of the Code.
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), if later, the year in which you retire. However, if the retirement plan account is an IRA or you are a 5% owner of the business sponsoring the retirement plan, the RMDs must begin once you reach age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), regardless of whether you are retired. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
The Death Benefit and Tax Qualified Contracts.     Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Everlake Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts.     A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. Amounts are not subject to this additional tax if:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made as a result of the Contract Owner’s death or total disability, or

• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax on premature distributions, will be subject to a 25% additional tax.
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how the exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Everlake Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Everlake Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification is provided or payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.     Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70   ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal

IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Everlake Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.
Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Everlake Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Everlake Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification . You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the information below applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the information below generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
• Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10 th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses. See “Spousal continuation” below.
Death on or after your required beginning date . In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments . If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). If the beneficiary is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an EDB. Special rules and limitations may apply to qualified trusts with multiple beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as-rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected owners or beneficiaries and will be made with such notice to affected owners or beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws. Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF INTERESTS IN THE MVA ACOUNT OPTION, WHICH IS DESCRIBED IN THE SEPARATE MVA ACCOUNT PROSPECTUS.

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies. Please refer to Appendix B for a listing of applicable restrictions.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	Fidelity® Variable Insurance Products Contrafund® Portfolio - Service Class 2 Fidelity Management & Research Company LLC (FMR) Fidelity Management & Research (UK) Fidelity Management & Research (Hong Kong) Fidelity Management & Research (Japan)	0.85%	27.51%	19.87%	16.35%
Equity	Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Service Class 2 Fidelity Management & Research Company LLC (FMR) Fidelity Management & Research (UK) Fidelity Management & Research (Hong Kong) Fidelity Management & Research (Japan)	0.88%	11.68%	31.77%	22.64%
Allocation	Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.67%	5.60%	8.18%	7.40%
Allocation	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.75%	9.26%	10.41%	8.98%
Allocation	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.82%	12.07%	12.48%	10.81%
Allocation	Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.60%	3.03%	6.08%	4.88%
Equity	Fidelity® VIP Index 500 Portfolio - Service Class 2 Fidelity® Management & Research Company LLC (FMR)	0.35%	28.26%	18.05%	16.15%
Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Fidelity® Management & Research Company LLC (FMR) Fidelity Management & Research (UK) Fidelity Management & Research (Hong Kong) Fidelity Management & Research (Japan)	0.86%	25.31%	13.32%	13.00%
Equity	Franklin Growth and Income VIP Fund - Class 2* Franklin Advisers, Inc.	0.84%	25.24%	12.92%	12.42%
Allocation	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Equity	Franklin Large Cap Growth VIP Fund - Class 2 Franklin Advisers, Inc.	1.09%	15.28%	23.15%	16.92%

Equity	Franklin Mutual Global Discovery VIP Fund - Class 2 Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Allocation	Franklin Mutual Shares VIP Fund - Class 2‡ Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Equity	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2‡ Franklin Advisers, Inc.	1.08%	10.01%	20.84%	15.70%
Fixed Income	Franklin U.S. Government Securities VIP Fund - Class 2 Franklin Advisers, Inc.	0.78%	-1.83%	1.75%	1.28%
Equity	Invesco V.I. American Franchise Fund - Series II Invesco Advisers, Inc.	1.11%	11.65%	21.43%	17.08%
Equity	Invesco V.I. American Value Fund - Series I Invesco Advisers, Inc.	0.88%	27.95%	9.22%	10.92%
Equity	Invesco V.I. American Value Fund - Series II Invesco Advisers, Inc.	1.13%	27.62%	8.94%	10.65%
Equity	Invesco V.I. Capital Appreciation Fund - Series II*,‡ Invesco Advisers, Inc.	1.05%	22.28%	21.91%	16.49%
Equity	Invesco V.I. Comstock Fund, Series II Invesco Advisers, Inc.	0.99%	33.04%	11.12%	12.59%
Allocation	Invesco V.I. Conservative Balanced Fund - Series II*,‡ Invesco Advisers, Inc.	0.92%	10.30%	8.80%	8.20%
Equity	Invesco V.I. Discovery Mid Cap Growth Fund - Series II‡ Invesco Advisers, Inc.	1.08%	18.79%	22.75%	17.53%
Allocation	Invesco V.I. Equity and Income Fund, Series II Invesco Advisers, Inc.	0.80%	18.35%	9.26%	10.28%
Equity	Invesco V.I. Global Fund - Series II Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Fixed Income	Invesco V.I. Global Strategic Income Fund - Series II* Invesco Advisers, Inc.	1.12%	-3.56%	2.15%	2.90%
Equity	Invesco V.I. Growth and Income Fund, Series II Invesco Advisers, Inc.	0.99%	28.19%	9.94%	12.05%
Equity	Invesco V.I. Main Street Fund® - Series II Invesco Advisers, Inc.	1.04%	27.23%	15.36%	14.77%
Equity	Invesco V.I. Main Street Small Cap Fund® - Series II Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Fixed Income	Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio Lord, Abbett & Co. LLC	0.89%	3.28%	5.66%	6.33%
Equity	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio* Lord, Abbett & Co. LLC	1.08%	27.31%	10.23%	11.33%

Equity	Lord Abbett Series Fund, Inc. - Growth and Income Portfolio Lord, Abbett & Co. LLC	0.93%	29.02%	11.07%	12.17%
Equity	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio Lord, Abbett & Co. LLC	1.26%	6.46%	19.29%	15.34%
Equity	Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Lord, Abbett & Co. LLC	1.14%	28.68%	7.98%	10.59%
Equity	Morgan Stanley VIF Discovery Portfolio - Class II* Morgan Stanley Investment Management Inc.	1.05%	-11.19%	36.85%	20.11%
Fixed Income	Morgan Stanley VIF Emerging Markets Debt Portfolio - Class II* Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Limited, sub-adviser	1.15%	-1.96%	3.77%	3.82%
Equity	Morgan Stanley VIF Global Franchise Portfolio - Class II* Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Limited, sub-adviser	1.20%	21.67%	17.12%	13.56%
Equity	Morgan Stanley VIF Growth Portfolio - Class I* Morgan Stanley Investment Management Inc.	0.57%	0.10%	34.57%	24.26%
Equity	Morgan Stanley VIF Growth Portfolio - Class II* Morgan Stanley Investment Management Inc.	0.82%	-0.15%	34.25%	23.95%
Equity	Morgan Stanley VIF U.S. Real Estate Portfolio - Class II*,‡ Morgan Stanley Investment Management Inc.	1.07%	39.44%	5.37%	7.94%
Equity	Putnam VT Focused International Equity Fund - Class IB*, †,‡ Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.06%	12.58%	12.01%	10.92%
Allocation	Putnam VT George Putnam Balanced Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	14.04%	12.70%	11.06%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.09%	13.95%	9.90%	9.85%
Sector	Putnam VT Global Health Care Fund- Class IB†,‡ Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.99%	19.40%	15.70%	15.92%
Fixed Income	Putnam VT Government Money Market Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.69%	0.01%	0.63%	0.32%
Equity	Putnam VT Growth Opportunities Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	22.65%	25.54%	19.85%
Fixed Income	Putnam VT High Yield Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.95%	4.97%	5.33%	6.06%

Fixed Income	Putnam VT Income Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
Equity	Putnam VT International Equity Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.08%	8.82%	9.34%	8.31%
Equity	Putnam VT Large Cap Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.81%	27.30%	13.81%	14.11%
Equity	Putnam VT Multi-Cap Core Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.91%	31.07%	18.08%	16.30%
Equity	Putnam VT Research Fund - Class IB†‡ Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.98%	24.13%	18.44%	16.39%
Equity	Putnam VT Sustainable Leaders Fund - Class IB†,‡ Putnam Investment Management, LLC Putnam Investments Limited	0.89%	23.56%	22.51%	18.29%
Equity	Templeton Developing Markets VIP Fund - Class 2 Templeton Asset Management Ltd.	1.44%	-5.74%	10.60%	4.84%
Equity	Templeton Foreign VIP Fund - Class 2*,‡ Templeton Investment Counsel, LLC	1.11%	4.16%	2.71%	4.00%
Fixed Income	Templeton Global Bond VIP Fund - Class 2*,‡ Franklin Advisers, Inc.	0.76%	-4.99%	-0.94%	1.13%

* The Portfolio’s annual expenses reflect temporary fee reductions.

† The Portfolio has other expenses. Please see the Portfolio prospectus for additional information.
Putnam VT Focused International Equity Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT George Putnam Balanced Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Global Asset Allocation Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Global Health Care Fund- Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Government Money Market Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Growth Opportunities Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT High Yield Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Income Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT International Equity Fund - Class IB
The Sub-Adviser for Putnam VT International Equity Fund is Putnam Investments Limited. Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam VT Large Cap Value Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Multi-Cap Core Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Research Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Sustainable Leaders Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.

‡ Please see additional information below regarding certain Portfolios.
Franklin Mutual Shares VIP Fund - Class 2 Closed to all new investments except those made by existing contract owners.
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Closed to all new investments except those made by existing contract owners.
Invesco V.I. Capital Appreciation Fund - Series II Closed to all new investments except those made by existing contract owners.
Invesco V.I. Conservative Balanced Fund - Series II Closed to all new investments except those made by existing contract owners.
Invesco V.I. Discovery Mid Cap Growth Fund - Series II Closed to all new investments except those made by existing contract owners.
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II Closed to all new investments except those made by existing contract owners.
Putnam VT Focused International Equity Fund - Class IB Closed to all new investments except those made by existing contract owners.
Putnam VT Global Health Care Fund- Class IB Closed to all new investments except those made by existing contract owners.
Putnam VT Research Fund - Class IB Closed to all new investments except those made by existing contract owners.
Putnam VT Sustainable Leaders Fund - Class IB Closed to all new investments except those made by existing contract owners.
Templeton Foreign VIP Fund - Class 2 Closed to all new investments except those made by existing contract owners.
Templeton Global Bond VIP Fund - Class 2 Closed to all new investments except those made by existing contract owners.

Fidelity, Contrafund, and VIP Freedom 2010 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom Income Portfolio are registered service marks of FMR LLC. Used with permission.

Appendix B: Variable Sub-Accounts Available Under the Benefits Offered Under the Contracts

The following optional benefits including investment allocation restrictions This means that you are not eligible to invest in certain Variable Sub-Accounts, as reflected in the following table(s). If your optional benefit is not included in the table below, your contract is not currently subject to any investment allocation restrictions.

TrueReturnSM Accumulation Benefit Option
If you add the TrueReturn Option to your contract, you must adhere to certain requirements related to the Investment Alternatives in which you may invest during the Rider period. The specific requirements will depend on the Model Portfolio Option you have selected and the effective date of your TrueReturn option. These requirements are described below in more detail.
When you add the TrueReturnSM Accumulation Benefit Option to your Contract, you must allocate your entire Contract Value as follows:
1.to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or
2.to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Advisor Plus Contracts) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or
3.to a combination of (1) and (2) above.

Guarantee Option 1	Guarantee Option 2
* Model Portfolio Option 1
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* Fidelity® VIP Freedom Income Fund Model Portfolio Option
* Fidelity® VIP Freedom 2010 Fund Model Portfolio Option

* Model Portfolio Option 2
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option
* Fidelity® VIP Freedom Income Fund Model Portfolio Option
* Fidelity® VIP Freedom 2010 Fund Model Portfolio Option
* Fidelity® VIP Freedom 2020 Fund Model Portfolio Option
* Fidelity® VIP Freedom 2030 Fund Model Portfolio Option

After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. The Variable Sub-Accounts available in each Model Portfolio Option are listed below.

Model Portfolio Option 1 under Guarantee Option 1

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate 20% to Category A, 50% to Category B, 30% to Category C, and 0% to Category D. Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio Option 1.

Category A (20% of assets)	Category B (50% of assets)	Category C (30% of assets)	Category D (Excluded)
Putnam VT Government Money Market Fund - Class IB Sub-Account	FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account	Fidelity® VIP ContrafundSM Portfolio - Service Class 2 Sub-Account	Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 Sub-Account
	Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio Sub-Account	Fidelity® VIP Index 500 Portfolio- Service Class 2 Sub-Account	Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Sub-Account
	Invesco Oppenheimer V.I. Total Return Bond Fund - Series II	Fidelity® VIP Mid Cap Portfolio- Service Class 2 Sub-Account	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Sub-Account
	Invesco Oppenheimer V.I. Global Strategic Income Fund - Series II	FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Sub-Account
	Putnam VT High Yield Fund - Class IB Sub-Account	FTVIP Franklin Income VIP Fund - Class 2 Sub-Account	Fidelity® VIP Growth Opportunities Portfolio- Service Class 2 Sub-Account
	Putnam VT Income Fund - Class IB Sub-Account	FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account	Invesco Oppenheimer V.I. Global Fund - Series II
	Morgan Stanley VIF Emerging Markets Debt Portfolio - Class II Sub-Account	FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account	Putnam VT Global Health Care Fund - Class IB Sub-Account

Morgan Stanley VIF U.S. Real Estate, Class II Sub-Account	FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account	Putnam VT Sustainable Leaders Fund - Class IB Sub-Account
	FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account	Morgan Stanley VIF Growth Portfolio - Class I Sub-Account
	FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account	Morgan Stanley VIF Growth Portfolio - Class II Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Account
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Sub-Account
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
Invesco Oppenheimer V.I. Conservative Balanced Fund - Series II
Invesco Oppenheimer V.I. Capital Appreciation Fund - Series II
Invesco Oppenheimer V.I. Main Street Fund® - Series II
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II
Putnam VT Equity Income Fund - Class IB
Putnam VT Global Asset Allocation Fund - Class IB Sub-Account
Putnam VT International Equity Fund - Class IB Sub-Account
Putnam VT Multi-Cap Core Fund - Class IB Sub-Account
Putnam VT Research Fund - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB
Putnam VT Global Equity Fund - Class IB Sub-Account
Putnam VT Growth Opportunities Fund - Class IB
Invesco V.I. Equity and Income Portfolio - Series II Sub-Account
Morgan Stanley VIF Discovery Portfolio - Class II Sub-Account
Morgan Stanley VIF Global Franchise - Class II Sub-Account
Invesco V.I. American Value Fund - Series I Sub-Account
Invesco V.I. American Value Fund - Series II Sub-Account
Invesco V. I. Comstock Fund - Series II Sub-Account
Invesco V. I. American Franchise Fund - Series II Sub-Account
Invesco V. I. Growth and Income Fund - Series II Sub-Account

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004) under Guarantee Option 2

If you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under Guarantee Option 2, you must allocate 10% to Category A, 20% to Category B, 50% to Category C, and 20% to Category D. Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio Option 2.

Category A (10% of assets)	Category B (20% of assets)	Category C (50% of assets)	Category D (20% of assets)
Putnam VT Government Money Market Fund - Class IB Sub-Account	FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account	Fidelity® VIP ContrafundSM Portfolio - Service Class 2 Sub-Account	Fidelity® VIP Growth Opportunities Portfolio - Service Class 2 Sub-Account
	Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio Sub-Account	Fidelity® VIP Index 500 Portfolio - Service Class 2 Sub-Account	FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
	Invesco Oppenheimer V.I. Total Return Bond Fund - Series II	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Sub-Account	FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
	Invesco Oppenheimer V.I. Global Strategic Income Fund - Series II	FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account	FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
	Putnam VT High Yield - Class IB Sub-Account	FTVIP Franklin Income VIP Fund - Class 2 Sub-Account	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
	Putnam VT Income - Class IB Sub-Account	FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account	Invesco Oppenheimer V.I. Capital Appreciation Fund - Series II
	Morgan Stanley VIF Emerging Markets Debt Portfolio - Class II Sub-Account	FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account	Invesco Oppenheimer V.I. Global Fund - Series II
	Morgan Stanley VIF U.S. Real Estate - Class II Sub-Account	FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account	Putnam VT Global Health Care - Class IB Sub-Account
		FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account	Putnam VT International Equity - Class IB Sub-Account
		FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Accounts	Putnam VT Multi-Cap Core Fund - Class IB Sub-Account
		Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio Sub-Account	Putnam VT Sustainable Leaders Fund - Class IB Sub-Account
		Lord Abbett Series Fund, Inc. - Growth and Income Portfolio Sub-Account	Morgan Stanley VIF Growth Portfolio - Class I Sub-Account
		Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio Sub-Account	Morgan Stanley VIF Growth Portfolio - Class II Sub-Account
		Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Sub-Account	Morgan Stanley VIF Global Franchise Portfolio - Class II Sub-Account
		Invesco Oppenheimer V.I. Conservative Balanced Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II
		Invesco Oppenheimer V.I. Main Street Fund® - Series II	Invesco V. I. American Franchise, Class II Sub-Account
Putnam VT Equity Income Fund- Class IB
Putnam VT Global Asset Allocation Fund- Class IB Sub-Account
Putnam VT Research Fund - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Global Equity Fund - Class IB Sub-Account
Invesco V.I. Equity and Income - Series II Sub-Account
Morgan Stanley VIF Discovery Portfolio - Class II Sub-Account
Invesco V.I. American Value Fund - Series I Sub-Account

Invesco V.I. American Value Fund - Series II Sub-Account
Invesco V.I. Comstock Fund - Series II Sub-Account
Invesco V.I. Growth and Income Fund, Series II Sub-Account

The following Variable Sub-Accounts are not available under Model Portfolio Option 2 (Rider Date Prior to October 1, 2004): Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 Sub-Account, Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Sub-Account, Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Sub-Account and Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Sub-Account. Instead, the Fidelity® VIP Freedom Funds are available as Model Portfolio Options.

    * As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

Model Portfolio Option 2 (Rider Date on or after October 1, 2004) under Guarantee Option 2

If you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under the Guarantee Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio Option 2.

Available Variable Sub-Accounts:
Fidelity® VIP ContrafundSM Portfolio – Service Class 2 Sub-Account
Fidelity® VIP Freedom 2010 PortfolioSM – Service Class 2 Sub-Account
Fidelity® VIP Freedom 2020 Portfolio® VIP
Fidelity® Freedom 2030 PortfolioSM– Service Class 2 Sub-Account
Fidelity® VIP Freedom Income PortfolioSM – Service Class 2 Sub-Account
Fidelity® VIP Index 500 Portfolio – Service Class 2 Sub-Account
Fidelity® VIP Mid Cap Portfolio – Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund – Class 2 Sub-Account
FTVIP Franklin Income VIP Fund – Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund – Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund – Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund – Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund – Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund – Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund – Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund – Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund – Class 2 Sub-Account
FTVIP Templeton Global Bond VIP Fund – Class 2 Sub-Account
Invesco Oppenheimer V.I. Capital Appreciation Fund – Series II
Invesco Oppenheimer V.I. Conservative Balanced Fund – Series II
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series II
Invesco Oppenheimer V.I. Global Strategic Income Fund – Series II
Invesco Oppenheimer V.I. Main Street Fund® – Series II
Invesco Oppenheimer V.I. Total Return Bond Fund – Series II
Invesco V.I. American Franchise Fund – Series II Sub-Account
Invesco V.I. American Value Fund, Series I Sub-Account
Invesco V.I. American Value, Series II Sub-Account
Invesco V.I. Comstock Fund – Class II Sub-Account
Invesco V.I. Growth and Income Fund – Series II Sub-Account
Lord Abbett Series Fund, Inc. – Growth Opportunities Portfolio Sub-Account
Lord Abbett Series Fund, Inc. – Mid Cap Stock Portfolio Sub-Account
Lord Abbett Series Fund, Inc. – Fundamental Equity Portfolio Sub-Account

Lord Abbett Series Fund, Inc. – Bond-Debenture Portfolio Sub-Account
Lord Abbett Series Fund, Inc. – Growth and Income Portfolio Sub-Account
Morgan Stanley VIF Discovery Portfolio – Class II Sub-Account
Morgan Stanley VIF Emerging Markets Debt Portfolio – Class II Sub-Account
Morgan Stanley VIF Global Franchise Fund – Class II Sub-Account
Morgan Stanley VIF U.S. Real Estate - Class II Sub-Account
Putnam VT Equity Income Fund – Class IB Sub-Account
Putnam VT George Putnam Balanced Fund – Class IB Sub-Account
Putnam VT Global Asset Allocation Fund – Class IB Sub-Account
Putnam VT Government Money Market Fund – Class IB Sub-Account
Putnam VT High Yield Fund – Class IB Sub-Account
Putnam VT Income Fund – Class IB Sub-Account
Putnam VT International Equity Fund – Class IB Sub-Account
Putnam VT Multi-Cap Core Fund – Class IB Sub-Account

Excluded Variable Sub-Accounts:
Fidelity® VIP Growth Opportunities Portfolio - Service Class 2 Sub-Account
Invesco Oppenheimer V.I. Global Fund - Series II
Morgan Stanley VIF Growth Portfolio - Class I Sub-Account
Morgan Stanley VIF Growth Portfolio - Class II Sub-Account

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

Fidelity® VIP Freedom Funds Model Portfolio Options under Guarantee Option 2
If you choose one of the Fidelity® VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity® VIP Freedom Funds Model Portfolio Options under Guarantee Option 2, we will invest your Contract Value entirely into the Fidelity® VIP Freedom Sub-Account associated with the Fidelity® VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity® VIP Freedom Sub-Account associated with each Fidelity® VIP Freedom Funds Model Portfolio Option:

Fidelity® VIP Freedom Funds Model Portfolio Options	Fidelity® VIP Freedom PortfolioSM Sub-Account
Fidelity® VIP Freedom Income Fund Model Portfolio Option	Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 Sub-Account
Fidelity® VIP Freedom 2010 Fund Model Portfolio Option	Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Sub-Account
Fidelity® VIP Freedom 2020 Fund Model Portfolio Option	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Sub-Account
Fidelity® VIP Freedom 2030 Fund Model Portfolio Option	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Sub-Account
The Fidelity® VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity® VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity® VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

SureIncome Withdrawal Benefit Option, SureIncome Plus Withdrawal Benefit Option, and SureIncome for Life Withdrawal Benefit Option (collectively, “Withdrawal Benefit Option”)
When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:
1.to a Model Portfolio Option available as described below;
2.to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Advisor Plus Contracts) and interest to an available Model Portfolio Option; or
3.to a combination of (1) and (2) above.

* Model Portfolio Option 1
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option

After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. The Variable Sub-Accounts available in each Model Portfolio Option are listed below.

Model Portfolio Option 1
If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: “Available” and “Excluded.” Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts.

Available Variable Sub-Accounts:
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Sub-Account
Fidelity® VIP Freedom 2020 PortfolioSM- Service Class 2 Sub-Account
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Sub-Account
Fidelity® VIP ContrafundSM Portfolio- Service Class 2 Sub-Account
Fidelity® VIP Index 500 Portfolio- Service Class 2 Sub-Account
Fidelity® VIP Mid Cap Portfolio - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Account
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio Sub-Account
Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Sub-Account
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II(1)
Invesco Oppenheimer V.I. Conservative Balanced Fund - Series II
Invesco Oppenheimer V.I. Total Return Bond Fund - Series II
Invesco Oppenheimer V.I. Capital Appreciation Fund - Series II
Invesco Oppenheimer V.I. Main Street Fund® - Series II
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II
Invesco Oppenheimer V.I. Global Strategic Income Fund - Series II
Putnam VT Equity Income Fund - Class IB Sub-Account
Putnam VT Global Asset Allocation Fund - Class IB Sub-Account
Putnam VT High Yield Fund- Class IB Sub-Account
Putnam VT Income Fund - Class IB Sub-Account
Putnam VT International Equity Fund - Class IB Sub-Account
Putnam VT Multi-Cap Core Fund - Class IB Sub-Account
Putnam VT Government Money Market Fund - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Growth Opportunities Fund - Class IB Sub-Account
Morgan Stanley VIF Discovery Portfolio - Class II Sub-Account
Morgan Stanley VIF Emerging Markets Debt Portfolio - Class II Sub-Account
Morgan Stanley VIF Global Franchise Portfolio - Class II Sub-Account
Invesco V.I. American Value Fund - Series I Sub-Account
Invesco V.I. American Value Fund - Series II Sub-Account
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account

Invesco V.I. Comstock Fund- Series II Sub-Account
Invesco V.I. Growth and Income Fund - Series II Sub-Account

Excluded Variable Sub-Accounts:
Fidelity® VIP Growth Opportunities Portfolio - Service Class 2 Sub-Account
Invesco Oppenheimer V.I. Global Fund - Series II
Morgan Stanley VIF Growth Portfolio - Class I Sub-Account
Morgan Stanley VIF Growth Portfolio - Class II Sub-Account

Income Protection Benefit
If you select the Income Protection Benefit, you must allocate between the assets supporting your variable income payments as follows:

Unrestricted Variable Sub-Accounts (at least 30% of assets)	Restricted Variable Sub-Accounts (up to 70% of assets)(1)	Excluded Variable Sub-Accounts(1)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2 Sub-Account	Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2 Sub-Account	Fidelity® VIP Growth Opportunities Portfolio - Service Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2 Sub-Account	FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
Invesco Oppenheimer V.I. Total Return Bond Fund - Series II Sub-Account	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2 Sub-Account	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II Sub-Account
Invesco Oppenheimer V.I. Global Strategic Income Fund - Series II Sub-Account	Fidelity® VIP ContrafundSM Portfolio - Service Class 2 Sub-Account	Putnam VT Global Health Care Fund - Class IB Sub-Account
Putnam VT Income Fund - Class IB Sub-Account	Fidelity® VIP Index 500 Portfolio - Service Class 2 Sub-Account	Putnam VT Sustainable Leaders Fund - Class IB
Putnam VT Government Money Market Fund - Class IB Sub-Account	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Sub-Account	Morgan Stanley VIF Discovery Portfolio - Class II Sub-Account
	FTVIP Franklin Income VIP Fund - Class 2 Sub-Account	Morgan Stanley VIF Emerging Markets Debt Portfolio - Class 2 Sub-Account
	FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Sub-Account
	FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account	Invesco V.I. American Franchise Fund - Series II Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Lord Abbett Series, Inc. - Fundamental Equity Portfolio Sub-Account
Lord Abbett Series, Inc. - Bond-Debenture Portfolio Sub-Account
Lord Abbett Series, Inc. - Growth and Income Portfolio Sub-Account
Lord Abbett Series, Inc. - Growth Opportunities Portfolio Sub-Account
Lord Abbett Series, Inc. - Mid Cap Stock Portfolio Sub-Account
Invesco Oppenheimer V.I. Conservative Balanced Fund - Series II
Invesco Oppenheimer V.I. Capital Appreciation Fund - Series II Sub-Account
Invesco Oppenheimer V.I. Global Fund - Series II Sub-Account
Invesco Oppenheimer V.I. Main Street Fund® - Series II Sub-Account
Putnam VT Equity Income Fund - Class IB Sub-Account
Putnam VT Global Asset Allocation Fund - Class IB Sub-Account
Putnam VT High Yield Fund - Class IB Sub-Account
Putnam VT International Equity Fund - Class IB Sub-Account
Putnam VT Multi-Cap Core Fund - Class IB Sub-Account
Putnam VT Research Fund - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Global Equity Fund - Class IB Sub-Account
Putnam VT Growth Opportunities Fund Sub-Account
Invesco V.I. Comstock Fund - Series II, Class II Sub-Account

Invesco V.I. Growth and Income Fund - Series II Sub-Account
Invesco V.I. Equity and Income Fund - Series II Sub-Account
Morgan Stanley VIF Growth Portfolio - Class I Sub-Account
Morgan Stanley VIF Global Franchise Portfolio - Class I Sub-Account
Invesco V.I. American Value - Series II Sub-Account (Class I & II)
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II Sub-Account

1.You may not allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate any portion of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.
*As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments unless you subsequently withdraw or otherwise transfer your entire Contract Value from that Variable Sub-Account. If you choose to add the Income Protection Benefit Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the Income Protection Benefit Option prior to adding it to your Contract.

Appendix C - Advisor Contract Comparison Chart

Feature	Advisor	Advisor Plus	Advisor Preferred
			5-year Withdrawal Charge Option	3-year Withdrawal Charge Option	No Withdrawal Charge Option
Credit Enhancement	None	up to 5% depending on issue age and amount of purchase payments	None	None	None
Mortality and Expense Risk Charge (Base Contract)	1.10%	1.40%	1.40%	1.50%	1.60%
Withdrawal Charge (% of purchase payment)	7/ 7/ 6/ 5/ 4/ 3/ 2	8.5/ 8.5/ 8.5/ 7.5/ 6.5/ 5.5/ 4/2.5	7/ 6/ 5/ 4/ 3	7/ 6/ 5	None
Withdrawal Charge Waivers	Confinement, Terminal Illness, Unemployment	Confinement, Terminal Illness, Unemployment	Confinement, Terminal Illness, Unemployment	Confinement, Terminal Illness, Unemployment	N/A
The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

DCA Fixed Account Option
	Advisor	Advisor Plus	Advisor Preferred
			5-Year Withdrawal Charge Option	3-Year Withdrawal Charge Option	No Withdrawal Charge Option
Transfer Periods	3 to 6-month	3 to 6-month	3 to 6-month	3 to 6-month	N/A
	7 to 12-month	7 to 12-month	7 to 12-month	7 to 12-month	N/A

Standard Fixed Account Option (some options not available in all states)
	Advisor	AdvisorPlus	Advisor Preferred
			5-Year Withdrawal Charge Option	3-Year Withdrawal Charge Option	No Withdrawal Charge Option
Guarantee Periods	1-year	N/A	N/A	N/A	N/A
	3-year*	N/A	N/A	N/A	N/A
	5-year*	N/A	N/A	N/A	N/A
	7-year*	N/A	N/A	N/A	N/A
* Available only in states in which the MVA Fixed Account Option is not offered.

MVA Fixed Account Option (not available in all states)**
	Advisor	Advisor Plus	Advisor Preferred
			5-Year Withdrawal Charge Option	3-Year Withdrawal Charge Option	No Withdrawal Charge Option
Guarantee Periods	3-year	3-year	3-year	3-year	3-year
	5-year	5-year	5-year	5-year	5-year
	7-year	7-year	7-year	7-year	7-year
	10-year	10-year	10-year	10-year	10-year
** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account Options are offered.

C-1

Appendix D - Contract Feature Calculation Examples

Six-Month Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00
12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

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Basic Dollar Cost Averaging
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase. In this example, the policyholder elects to transfer a specified fixed amount of $1,000 monthly from Variable Sub-Account A to Variable Sub-Account B.

Month	Balance of Variable Sub-Account A Prior to Transfer	Balance of Variable Sub-Account B Prior to Transfer	Transfer from Variable Sub-Account A to Variable Sub-Account B	Balance of Variable Sub-Account A After Transfer	Balance of Variable Sub-Account B After Transfer
1	$100,000.00	$100,000.00	$1,000.00	$99,000.00	$101,000.00

Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
If you participate in a TrueBalance model portfolio, the original allocations will follow the model portfolio. We will rebalance your Contract Value with the same method as the above example.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
Waivers
All the waivers listed below allow you to withdraw Contract Value without a withdrawal charge:
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Confinement Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria to be considered confined to a long-term care facility and provide the required proof of confinement;
Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.
Terminal Illness Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria to be considered terminally ill and provide the required proof;
Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.
Unemployment Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria and time frames to obtain this waiver; Does not apply under the Advisor Preferred Contract with No Withdrawal Charge Option; May not be available in all states.
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Appendix E - Example of Calculation of Income Protection Benefit

The example below illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.
To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

Adjusted age of Annuitant on the Payout Start Date:	65
Sex of Annuitant:	male
Income Plan selected:	1
Payment frequency:	monthly
Amount applied to variable income payments under the Income Plan:	$100,000.00
The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:	3%
Guaranteed minimum variable income payment:	85% of the initial variable amount income value
Step 1 - Calculation of the initial variable amount income value:
Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 × $5.49/1000 = $549.00.
Step 2 - Calculation of the amount guaranteed under the Income Protection Benefit Option:
guaranteed minimum variable income payment = 85% × initial variable amount income value = 85% × $549.00 = $466.65.
Step 3 - Illustration of the effect of the minimum payment guarantee under the Income Protection Benefit Option:
If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

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Appendix F - Calculation of Retirement Income Guarantee 1 and 2

RIG 1 - Income Base Growth
The Contract Value on the Rider Date is $100,000 and an accumulation rate of 5% applies.
On the Rider Date, the Income Base is $100,000.
One year from the rider date, the Income Base is
$100,000 x (1 + 5%) = $105,000.
Two years from the rider date, the Income Base is
$105,000 x (1 + 5%) = $110,250.
If no additional purchase payments are made, the Income Base will reach the cap of $200,000 in the 15th contract year.
After 14 years, the Income Base will be:
$100,000 x (1 + 5%)14 = $197,993.20
Accumulating at the daily equivalent of 5% for 76 additional days, it will have reached the cap of $200,000:
$197,993.20 x (1 + 5%)(74/365) = $200,014.83 (this amount is capped at $200,000)

RIG 2 - Income Base Growth
The RIG 2 Income Base is the greatest of Income Base A and Income Base B.
On the Rider Date, the Income Base A is $100,000 and Income Base B is $100,000 and that an accumulation rate of 5% applies.
As of one year from the rider date, no additional purchase payments have been made.
Income Base A is
$100,000 x (1 + 5%) = $105,000
and Income Base B is still $100,000 since no additional payments have been made.
Therefore, the RIG 2 Income Base is $105,000 (the greatest of $105,000 and $100,000).
A purchase payment of $5,000 is made 100 days after the first anniversary.
Income Base A has accumulated at the 5% accumulation rate for an additional 100 days, to
$105,000 x (1 + 5%)(100/365) = $106,412.98.
The additional purchase payment increases:
Income Base A to:
$106,412.98 + $5,000 = $111,412.98
and Income Base B to:
$100,000 + $5,000 = $105,000
Therefore, the RIG 2 Income Base is $111,412.98.
As of the 2nd Contract Anniversary the Contract Value has grown to $125,000.
Income Base A has accumulated at the 5% accumulation rate for the remaining 265 days in year 2 and is now
$111,412.98 x (1 + 5%)(265/365) = $115,430.29.
Income Base B has stepped up to $125,000, the Contract Value.
Therefore, the RIG 2 Income Base is $125,000 (the greatest of $115,430.29 and $125,000).

RIG 1 - Impact of Withdrawals on the Income Base – Example 1
The RIG 1 Income Base at the beginning of contract year 3 is $100,000 and an accumulation rate of 5% applies.
A withdrawal of $4,000 is made 100 days into the contract year.
Before the withdrawal, the Income Base has grown at the 5% accumulation rate for 100 days to:
$100,000 x (1 + 5%)(100/365) = $101,345.69.
The withdrawal amount is less than 5% of the beginning of year Income Base. Therefore, the withdrawal adjustment is equal to the withdrawal amount times a discount factor based on a 5% interest rate and the number of remaining 265 days in the contract year.
The discount factor is 1/[(1 + 5%)(265/365)] = 0.965197
The withdrawal adjustment is the withdrawal amount x discount factor:
$4,000 x 0.965197 = $3,860.79
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which reduces the Income to:
$101,345.69 - $3,860.79 = $97,484.90.
Accumulating this at the daily equivalent of 5% for 265 days to the end of the contract year, the Income Base is:
$97,484.90 x (1 + 5%)(265/365) = $101,000.

RIG 1 - Impact of Withdrawals on the Income Base – Example 2
Continuing with the example above, a $10,000 withdrawal is taken at the beginning of year 4.
The Contract Value just prior to the withdrawal is $107,000.
Continuing from the above example, the Income Base is $101,000.
Step 1: The portion of the withdrawal which does not exceed 5% of the beginning of year Income Base is
5% x $101,000 = $5,050
Step 2: For this portion of the withdrawal, the discount factor is
1/(1 + 5%) = 0.952381
and the withdrawal adjustment is
$5,050 x 0.952381 = $4,809.52
Step 3: The portion of the withdrawal which exceeds 5% of the Income Base is
$10,000 - $5,050 = $4,950.
Step 4: For this portion of the withdrawal, a proportional adjustment is made to the withdrawal. The proportional adjustment is the withdrawal amount (or portion thereof) divided by the account value prior to the withdrawal, reduced by the portion which did not exceed 5% of beginning of year Income Base.
Proportional adjustment to the withdrawal:
$4,950 / ($107,000 - $5,050) = 0.048553
Step 5: This proportion is then multiplied by the most recently calculated Income Base reduced by the portion which did not exceed 5% of beginning of year Income Base.
Adjustment for portion not exceeding 5% of the beginning of year Income Base:
0.048553 x $101,000 = $4,903.85
Step 6: The total withdrawal adjustment is the values from Steps 2 and 5 added together,
$4,809.52 + 4,903.85 = $9,713.37

Example: RIG 2 - Impact of Withdrawals on the Income Base
The RIG 2 Income Base is the greatest of Income Base A and Income Base B, so a separate withdrawal adjustment is calculated for Income Base A and Income Base B.
The Income Base A adjustment is the same as that for the RIG 1 Income Base.
The Income Base B adjustment is calculated as follows:
The Contract Value and Income Base B on the Rider Date are $100,000.
The Contract Value on the first anniversary is $95,000 there have been no withdrawals up to that day.
A $20,000 withdrawal is taken on the first anniversary.
Income Base B is reduced by a proportional withdrawal adjustment equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal which is them multiplied by the most recently calculate Income Base B to determine the proportional withdrawal adjustment.
Just prior to the withdrawal, the most recently calculated Income Base B value is still $100,000.
Withdrawal divided by contract value:
= $20,000 / $95,000 = 0.210526 and
The proportional withdrawal adjustment:
= 0.210526 x $100,000 = $21,052.60
Income Base B is reduced to $100,000.00 - $21,052.60 = $78,947.40
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Appendix G - Withdrawal Adjustment Example - Death Benefits

Issue Date: January 1, 2005
Initial Purchase Payment: $50,000 (For Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

					Death Benefit Amount
					Purchase Payment Value			Enhanced Beneficiary Value**
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence	Advisor and Preferred	Plus	Maximum Anniversary Value	Advisor and Preferred	Plus
1/1/06	Contract Anniversary	$55,000		$55,000	$50,000	$52,000	$55,000	$52,500	$54,600
7/1/06	Partial Withdrawal	$60,000	$15,000	$45,000	$37,500	$39,000	$41,250	$40,339	$41,953
The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

		Advisor and Preferred	Plus
ROP Death Benefit and SureIncome ROP Death Benefit (Purchase Payment Value Death Benefits)
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$50,000	$52,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$12,500	$13,000
Adjusted Death Benefit		$37,500	$39,000

MAV Death Benefit (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$55,000	$55,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,750	$13,750
Adjusted Death Benefit		$41,250	$41,250

Enhanced Beneficiary Protection (Annual Increase) Benefit** (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days worth of interest on $52,500 and $54,600, respectively)	(c)	$53,786	$55,937
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,446	$13,984
Adjusted Death Benefit		$40,339	$41,953

*
For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**
Calculations for the Enhanced Beneficiary Protection (Annual Increase) Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

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Appendix H - Calculation of Earnings Protection Death Benefit

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.
Example 1: Elected When Contract Was Issued Without Any Subsequent Additions or Withdrawals
In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Everlake Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals	=	$0
Purchase Payments in the 12 months prior to death	=	$0
In-Force Premium	=	$100,000 ($100,000+ $0-$0)
In-Force Earnings	=	$25,000 ($125,000-$100,000)
Earnings Protection Death Benefit**	=	40% * $25,000 = $10,000
Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for Advisor Plus Contracts in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).
Example 2: Elected When Contract Was Issued With Subsequent Withdrawals
In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Everlake Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals	=	$5,000 ($10,000-$5,000)
Purchase Payments in the 12 months prior to death	=	$0
In-Force Premium	=	$95,000 ($100,000+$0-$5,000)
In-Force Earnings	=	$19,000 ($114,000-$95,000)
Earnings Protection Death Benefit**	=	40%*$19,000=$7,600
Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for Advisor Plus Contracts in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).
Example 3: Elected After Contract Was Issued With Subsequent Additions and Withdrawals
This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract
H-1

Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Everlake Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals	=	$30,000 ($50,000-$20,000)
Purchase Payments in the 12 months prior to death	=	$0
In-Force Premium	=	$120,000 ($110,000+$40,000-$30,000)
In-Force Earnings	=	$20,000 ($140,000-$120,000)
Earnings Protection Death Benefit**	=	25%*$20,000=$5,000
In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.
Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments and Credit Enhancements for Advisor Plus Contracts in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00) and Credit Enhancement for Advisor Plus Contract.
Example 4: Spousal Continuation
This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals	=	$0
Purchase Payments in the 12 months prior to death	=	$0
In-Force Premium	=	$100,000 ($100,000+$0-$0)
In-Force Earnings	=	$50,000 ($150,000-$100,000)
Earnings Protection Death Benefit**	=	40%*$50,000=$20,000
Contract Value	=	$150,000
Death Benefit	=	$160,000
Earnings Protection Death Benefit	=	$20,000
Continuing Contract Value	=	$180,000 ($160,000+$20,000)
Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for Advisor Plus Contracts in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.
Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

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Appendix I - Withdrawal Adjustment Example - TrueReturn Accumulation Benefit*

Issue Date: January 2, 2005
Initial Purchase Payment: $50,000 (For Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))
Initial Benefit Base: $50,000 for Advisor and Advisor Preferred Contracts, $52,000 for Advisor Plus Contracts (assuming issue age 85 or younger)

					Benefit Base
					Purchase Payment Value
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence	Advisor and Preferred	Plus
1/2/06	Contract Anniversary	$55,000	0	$55,000	$50,000	$52,000
7/2/06	Partial Withdrawal	$60,000	$15,000	$45,000	$37,500	$39,000
The following shows how we compute the adjusted Benefit Bases in the example above. Please note that the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

		Advisor and Preferred	Plus
Benefit Base
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Benefit Base Immediately Prior to Partial Withdrawal	(c)	$50,000	$52,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$12,500	$13,000
Adjusted Benefit Base		$37,500	$39,000
*For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

I-1

Appendix J - SureIncome Withdrawal Benefit Option Calculation Examples

Example 1: Assume you purchase an Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.
Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.
Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.
Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.
Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.
The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).
Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.
The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).
The Benefit Payment is unchanged and remains $8,000.
The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).
Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% × ($130,000 - $25,000)) = $8,000
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.
Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.
The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% × ($60,000 - $5,000)) = $4,400.
The Benefit Payment Remaining is unchanged at $0.
Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).
The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).
Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).
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The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).
The Benefit Payment is unchanged and remains $7,600.
The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

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Appendix K - SureIncome Plus Withdrawal Benefit Option Calculation Examples

Example 1: Assume you purchase an Advisor contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.
Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.
Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.
Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.
Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.
Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.
The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).
The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).
Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.
The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).
The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).
The Benefit Payment is unchanged and remains $8,000.
The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).
Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% × ($130,000 - $25,000)) = $8,000
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.
Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.
The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.
The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% × ($60,000 - $5,000)) = $4,400.
The Benefit Payment Remaining is unchanged at $0.
K-1

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).
The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).
The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).
Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).
The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).
The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).
The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.
The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).
Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.
The SureIncome Plus Option Fee is $650, which is 0.65% × the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.
The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).
The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).
The SureIncome ROP Death Benefit remains $100,000.
The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% × the final Contract Value on the Contract Anniversary ($159,350).
The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.
Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.
The SureIncome Plus Option Fee is $1,035.78, which is 0.65% × the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.
The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).
The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).
The SureIncome ROP Death Benefit remains $100,000.
The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% × the final Contract Value on the Contract Anniversary ($58,964.22).
The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

K-2

Appendix L - SureIncome For Life Withdrawal Benefit Option Calculation Examples

Example 1: Assume you purchase an Advisor contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).
Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.
Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.
Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.
Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.
Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% × current Benefit Base ($5,000 = 5% × $100,000, assuming your Benefit Base is still $100,000).
Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.
The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).
The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).
Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% × current Benefit Base ($7,000 = 5% × $140,000, assuming your Benefit Base is still $140,000).
Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.
The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).
The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).
The Benefit Payment is unchanged and remains $4,000.
The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).
Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.
Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).
The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).
The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).
Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% × current Benefit Base (5% × $100,000 = $5,000).
The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).
Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.
Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).
The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).
The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).
Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% × current Benefit Base (6% × $100,000 = $6,000).
The Benefit Payment remains $6,000 after withdrawal.
The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).
Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.
Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% × $75,000) = $3,000.
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.
Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.
Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.
Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% × current Benefit Base prior to the withdrawal (5% × $100,000 = $5,000).
The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% × $75,000) = $3,750.
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.
Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.
Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.
The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.
The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% × $55,000) = $2,200.
Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).
The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).
The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).
The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).
The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).
Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).
The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).
The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).
The Benefit Payment is unchanged and remains $3,800.
The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).
Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.
The SureIncome For Life Option Fee is $650, which is 0.65% × the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.
The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).
The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).
The SureIncome ROP Death Benefit remains $100,000.
The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).
The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.
Note: The Benefit Payment remains $6,374 until you turn age 60 (as long as the Contract Values on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% × current Benefit Base ($7,967.50 = 5% × $159,350, assuming your Benefit Base is still $159,350).
Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.
The SureIncome For Life Option Fee is $1,035.78, which is 0.65% × the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.
The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).
The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).
The SureIncome ROP Death Benefit remains $100,000.
The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% × the final Contract Value on the Contract Anniversary ($58,964.22).
The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Appendix M - Enhanced Beneficiary Protection (Annual Increase) Option Calculation Examples

Example: Enhanced Beneficiary Protection (Annual Increase) Benefit Amount and Age 80 Restriction
The Contract Value on the date we issue the rider is $100,000 and an accumulation rate of 5% applies. The Enhanced Beneficiary Protection (Annual Increase) Benefit is $100,000. The Contract Owner and Annuitant is age 77.
If no additional purchase payments are made, one year from the rider date, the Enhanced Beneficiary Protection (Annual Increase) Benefit is $105,000.
A purchase payment of $10,000 is made on the first contract anniversary. Then, two years from the rider date, the Enhanced Beneficiary Protection (Annual Increase) Benefit is ($105,000 + $10,000) x (1 + 5%) $120,750.
No additional purchase payments are made. On the next (3rd) Contract Anniversary, the Enhanced Beneficiary Protection (Annual Increase) Benefit is $126,787.50 and the Contract Owner and Annuitant is age 80. Since it is the Contract Anniversary following the 80th birthday, the Enhanced Beneficiary Protection (Annual Increase) Benefit will no longer accumulate on a daily basis at a rate equivalent to 5% per year.
However, any additional purchase payment will increase the Enhanced Beneficiary Protection (Annual Increase) Benefit by the amount of the purchase payment.

Example: Enhanced Beneficiary Protection (Annual Increase) Benefit – 200% Cap
The Contract Value on the date we issue the rider is $100,000 and an accumulation rate of 5% applies. The Enhanced Beneficiary Protection (Annual Increase) Benefit is $100,000. The Contract Owner and Annuitant is age 50.
The Enhanced Beneficiary Protection (Annual Increase) Benefit Cap is $200,000 (200% of the purchase payment).
An additional purchase payment of $50,000 is made one year later so the total of all purchase payments is $150,000. The Enhanced Beneficiary Protection (Annual Increase) Benefit Cap is $300,000.
The Enhanced Beneficiary Protection (Annual Increase) Benefit has grown to $300,000 by the 15th Contract Anniversary, so the benefit has reached the cap of $300,000 and no longer increases.
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Appendix N - Special Contract Provisions for Annuities Issued in Certain States

Jurisdiction	Special Provisions
Maryland	Employee Endorsement not available.
Massachusetts (Unisex)	No Standard Fixed Account Unisex Rates (Unisex Income Payment Tables)
Minnesota	Retirement Income Guarantee Rider 1 and Rider 2 not available. Earnings Protection Death Benefit (EEDB) Rider not available. Income Protection Benefit Rider not available.
Montana	Unisex Rates (Unisex Income Payment Tables)
New York	Employee Endorsement not available. Enhanced Beneficiary Protection A not available. Waiver of Charges Endorsement not available. Earnings Protection Death Benefit (EEDB) Rider not available.
Ohio	Employee Endorsement not available.
Oregon	Advisor Plus version not available. Employee Endorsement not available. Income Protection Benefit Rider not available.
South Carolina	Employee Endorsement not available.
Texas	Waiver of Charges Endorsement not available.
Washington	Earnings Protection Death Benefit Rider not available Employee Endorsement not available.

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We (Everlake Life) have filed a Statement of Additional Information, dated May 1, 2022, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Everlake Life, and the Everlake Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617.

Reports and other information about Everlake Life and the Everlake Financial Advisors Separate Account I are available on the
Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

ASADVISOR

EDGAR Contract Numbers:
C000020522 Advisor
C000020518 Advisor Plus
C000020520 Advisor Preferred

ASADVISOR

The Putnam Advisor Variable Annuities
(Advisor, Advisor Plus, Advisor Preferred)
EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Everlake Life Insurance Company (“Everlake Life”)
Everlake Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584
Prospectus dated May 1, 2022

 Everlake Life Insurance Company (“Everlake Life”) offered the following individual and group flexible premium deferred variable annuity contracts (each, a “Contract”):
•Putnam Advisor
•Putnam Advisor Plus
•Putnam Advisor Preferred
The Contracts were no longer offered for new sales as of November 27, 2003. Please keep it for future reference. If you have already purchased the Contract you may continue to make purchase payments according to the Contract.
For the Putnam Advisor Plus Contracts with the Credit Enhancement, the expenses may be higher than for contracts without a Credit Enhancement, the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Putnam Advisor Plus Contract, and the withdrawal charge period is longer.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.annuityregulatorydocuments.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits in, or obligations of, or guaranteed or endorsed by, such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.
The Contracts are not FDIC insured.

PUTNAM

i

Glossary of Terms

Accumulation Phase: The period begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Annuitant: The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows: 90- Putnam Advisor, 85- Putnam Advisor Plus, and 90- Putnam Advisor Preferred.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $50 or more per month by automatically transferring money from your bank account. The Automatic Additions Program is not available for making purchase payments into the 6 or 12 Month Dollar Cost Averaging Options (for Putnam Advisor Contracts only).
Automatic Fund Rebalancing Program: A program, during the Accumulation Phase, where we automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations quarterly, semi-annually, or annually.
Beneficiary(ies): The person(s), who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries by written notice at any time unless you have designated an irrevocable Beneficiary.
•Primary Beneficiary: the person who may elect to receive the death benefit or become the new Contract Owner, subject to the Death of Owner provisions in your contract.
•Contingent Beneficiary: The person selected by the Contract owner who will receive the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.
Cancellation Period: The time during which you have the right to cancel your Contract, generally within 20 days of receipt or any longer period as your state may require.
Charge Free Withdrawal Amount: The amount, equal to 15% of the Contract Value as of the beginning of that Contract Year, you can withdraw during each Contract Year without paying the charge. Unused portions of this 15% “Charge Free Withdrawal Amount” are not carried forward to future Contract Years.
Code: The Internal Revenue Code of 1986, as amended.
Contract: Putnam Advisor, Putnam Advisor Plus, Putnam Advisor Preferred, are each an individual and group flexible premium deferred variable annuity contract between you, the Contract owner, and Everlake Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from the date of your Contract’s Issue Date.
Contract Owner (“you”): The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: On the Issue Date, your Contract Value will depend on which Contract you have.
•Putnam Advisor: Is equal to your initial Purchase Payment.
•Putnam Advisor Plus: Is equal to your initial Purchase Payment plus the Credit Enhancement.
•Putnam Advisor Preferred: is equal to your initial Purchase Payment.
Thereafter your Contract Value at anytime during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Option(s) offered by your Contract.
Contract Year: The period of time measured from the date we issue your Contract or a “Contract Anniversary.”
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Credit Enhancement: For Putnam Advisor Plus Contracts only. Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment. We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment.
Dollar Cost Averaging Program: A program that automatically transfers dollar cost averaging prior to the Payout Start Date by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Option”) or for 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation.
Due Proof of Death: Documentation needed when there is a claim for distribution on death. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Everlake Life (“we”): The issuer of the following individual and group flexible premium deferred variable annuity contracts (each, a “Contract”): Putnam Advisor, Putnam Advisor Plus, Putnam Advisor Preferred
Excess of Earnings Withdrawal: The amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
Fixed Account Options: The Fixed Account consists of our general assets other than those in segregated asset accounts. You may allocate all or a portion of your Purchase Payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 Dollar Cost Averaging Options and the option to invest in one or more Guarantee Periods. The Fixed Account Options may not be available in all states.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our home office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Period: The period of time during which each payment or transfer allocated to the Guaranteed Maturity Fixed Account earns interest at a specified rate that we guarantee. The Guarantee Periods may not be available in your state.
Income Plan: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Investment Alternatives: The Fixed Account Options and the Variable Sub-Accounts offered under the Contract that invest in the shares of a corresponding Portfolios.
Issue Date: The date we issue your Contract.
Maximum Anniversary Value: An amount used to determine the death benefit that equals the initial purchase payment (including Credit Enhancement in the case of Putnam Advisor Plus Contracts) on the Issue Date and is subsequently adjusted for purchase payments and withdrawals as detailed in “Death Benefit Amount.”
Payout Phase: The period of time that begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
Payout Start Date: The day that we apply your Contract Value, less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant’s 90th birthday, or the 10th Contract Anniversary, if later.
Portfolios: Underlying mutual fund(s) in which a Variable Sub-Account invests. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Rider Application Date: The later of the date we receive the completed application or the request to add an option.
Settlement Value: The amount payable on a full withdrawal of Contract Value on the date we determine the death benefit.
Standard Fixed Account Option: An option that provides for the crediting of interest at a specified rate that we guarantee for a period of years.
Systematic Withdrawal Program: The option to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.
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Variable Account: A segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of corresponding funds.
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Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
Putnam Advisor: If you withdraw money from the Contract within 7 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 7% of the purchase payments withdrawn, declining to 0% over 7 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $7,000 on a $100,000 investment.

Putnam Advisor Plus: If you withdraw money from the Contract within 8 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 8.0% of the purchase payments withdrawn, declining to 0% over 8 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $8,500 on a $100,000 investment.

Putnam Advisor Preferred: If you withdraw money from the Contract within 2 years following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 2% of the purchase payments withdrawn, declining to 0% over 2 years. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $2,000 on a $100,000 investment.
Expenses
Transaction Charges
In addition to Withdrawal Charges, you may be charged for transferring cash value between Investment Alternatives, as follows:

Transfer Fee. You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred.
Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract: (as a percentage of Separate Account assets) Putnam Advisor Putnam Advisor Plus Putnam Advisor Preferred	1.25% 1.60% 1.65%	1.28% 1.60% 1.65%
	Investment Options: (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	0.69%	1.58%
	Optional benefits available for an additional charge: (all Contracts, for a single optional benefit, if elected) (as a percentage of Separate Account assets)	0.05%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: Putnam Advisor $1,983 Putnam Advisor Plus $2,340 Putnam Advisor Preferred $2,391	Highest Annual Cost: Putnam Advisor $3,958 Putnam Advisor Plus $4,311 Putnam Advisor Preferred $4,362
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract classes and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract classes, optional benefits and Portfolio Company fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

Risks	Location in Prospectus
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Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
Insurance Company Risks	An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments	Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.

There are limitations on the transfer of Contract Value among Certain Variable Sub-Accounts and from the Fixed Account.

We impose a charge for transfers among Variable Sub-Accounts in excess of the 12.

We reserve the right to remove or substitute Portfolios as Investment Alternatives.

	Not all Fixed Account Options are available in all states or with all Contracts.	Expenses, Investment Alternatives
Optional Benefits
We may discontinue of the availability of any optional benefit at any time prior to the time you elect it.

Certain optional benefits limit or restrict the Investment Alternatives you may select under the contract. We may change these restrictions in the future.

Certain optional benefits have Contract Value minimums. If withdrawals reduce your Contract Value below the minimum, your optional benefit(s) may be reduced or terminated.

Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½.	Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation	Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.	More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.
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Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.
The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. These optional features may impose additional fees, as summarized below in the Expense Table.
For the Putnam Advisor Plus Contracts with the Credit Enhancement, please note that the expenses may be higher than contracts without a Credit Enhancement, and the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Putnam Advisor Plus Contract, and the withdrawal charge period is longer.

Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Additional information about each Portfolio is provided in Appendix A to this prospectus.

Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving payments under Income Plan 3. See “Income Plans” for additional information.

After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit	At no additional charge, if you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract. For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death.
Accessing Your Money	You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $50 at a time. A withdrawal charge and a Market Value Adjustment may apply. For more information concerning the MVA Account Option and Market Value Adjustments, please see the separate MVA Account prospectus.

You can transfer money between Portfolios without tax implications, and earnings on your investments are generally tax-deferred. Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59½, may be subject to an additional federal 10% tax. Please consult your tax advisor before taking any withdrawal.
Optional Withdrawal Benefits
The prospectus describes optional withdrawal benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum income amount.

These benefits are more fully described in the “Optional Benefits” section of this prospectus. Please keep in mind, once you have selected an optional benefit, your ability to select a different option may be limited. We may discontinue offering these options at any time.

Dollar Cost Averaging	Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.
Portfolio Rebalancing
If you select our Automatic Portfolio Rebalancing Program, at no additional charge, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations each quarter. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.

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Systematic Withdrawal Program	At no additional charge, this program allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.
Credit Enhancements
For Putnam Advisor Plus Contracts, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of such purchase payment. There is no limit on the time period that credits can be applied to purchase payments.

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Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your variable annuity contract. State premium taxes may also be deducted. Each of the charges and expenses is more fully described in "Expenses" later in this Prospectus. For more information about Variable Account expenses, see “Expenses,” below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.
The following table describes the fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or transfers.
Transaction Expenses

Withdrawal Charge(1): (as a percentage of purchase payments withdrawn)	Maximum
Putnam Advisor	7%
Putnam Advisor Plus	8%
Putnam Advisor Preferred	2%

Transfer Fee(2):	Up to 2.00% of the amount transferred

(1)	Withdrawal Charges in subsequent years*
	Number of full years from application of each Purchase Payment	0	1	2	3	4	5	6	7	8+
	Putnam Advisor	7%	7%	6%	5%	4%	3%	2%	0%	0%
	Putnam Advisor Plus	8%	8%	8%	7%	6%	5%	4%	3%	0%
	Putnam Advisor Preferred	2%	1%	0%	0%	0%	0%	0%	0%	0%
*	Each Contract Year, you may withdraw up to the Charge Free Withdrawal Amount offered under your Contract without incurring a withdrawal charge. See “Withdrawal Charge,” for more information.
(2)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 0.50% of the amount transferred.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Contract Maintenance Charge* Putnam Advisor Putnam Advisor Plus Putnam Advisor Preferred	$30 None None	$30 None None
Base Contract Expenses (as a percentage of variable account assets) Contract: Putnam Advisor Putnam Advisor Plus Putnam Advisor Preferred	1.25% 1.60% 1.65%	1.25% 1.60% 1.65%
Optional benefits available for an additional charge:
Enhanced Beneficiary Protection Option (as a percentage of separate account assets)	0.25%	0.15%
Earnings Protection Death Benefit Option (issue age 0-65) (as a percentage of separate account assets)	0.30%	0.20%
Earnings Protection Death Benefit Option (issue age 66-75) (as a percentage of separate account assets)	0.50%	0.35%
Retirement Income Guarantee Option 1** (as a percentage of Income Base)	0.05%	0.05%
Retirement Income Guarantee Option 2** (as a percentage of Income Base)	0.30%	0.30%
* Waived in certain cases. See “Expenses.”
** We discontinued offering the Retirement Income Guarantee Rider as of January 1, 2004. Fees shown apply to Contract Owners who selected the Rider prior to January 1, 2004. Only one RIG Benefit is allowed on a contract at any time. Cannot be combined with any other living benefits.
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The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

	Minimum	Maximum
Total Annual Fund Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.69%	1.58%
(1) Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2021.
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Portfolio Company Expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. These optional benefits include the Retirement Income Guarantee Option 2 and the Earnings Protection Death Benefit Option for a person age 66 or more. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

PUTNAM ADVISOR
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$10,958	$18,026	$24,303	$41,941	$10,063	$15,391	$20,000	$33,838
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$3,958	$12,026	$20,303	$41,941	$3,063	$9,391	$16,000	$33,838

PUTNAM ADVISOR PLUS
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$12,311	$21,054	$27,958	$44,945	$11,419	$18,447	$23,735	$37,155
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$4,311	$13,054	$21,958	$44,945	$3,419	$10,447	$17,735	$37,155

PUTNAM ADVISOR PREFERRED
	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your annuity at the end of the applicable time period:	$6,362	$13,200	$22,192	$45,365	$5,470	$10,597	$17,980	$37,619
If you annuitize your annuity or if you do not surrender your annuity at the end of the applicable time period:	$4,362	$13,200	$22,192	$45,365	$3,470	$10,597	$17,980	$37,619

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Principal Risks of Investing in the Contract

Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.
Credit Enhancement
For the Putnam Advisor Plus Contracts with the Credit Enhancement, please note that the expenses may be higher than for contracts without a Credit Enhancement, and the amount of the Credit Enhancement may be more than offset by the additional fees and charges associated with the Putnam Advisor Plus Contract, and the withdrawal charge period is longer.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $50 at a time. During each Contract Year, you may withdraw up to 15% of the aggregate amount of your purchase payments as of the beginning of the Contract Year without incurring a withdrawal charge.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to tax penalties. Please review the “Tax” Section.

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The Contracts

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Everlake Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•    the investment alternatives during the Accumulation and Payout Phases,
•    the amount and timing of your purchase payments and withdrawals,
•    the programs you want to use to invest or withdraw money,
•    the income payment plan you want to use to receive retirement income,
•    the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•    the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and
•    any other rights that the Contract provides, including restricting income payments to Beneficiaries.
If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a grantor trust, the Contract Owner will be considered a non-living person for purposes of the “Death of Owner” and “Death of Annuitant” provisions of your Contract. The maximum age of any Contract Owner on the date we receive the completed application for each Contract is as follows:
•90 – Putnam Advisor
•85 – Putnam Advisor Plus
•90 – Putnam Advisor Preferred
If you select the Enhanced Beneficiary Protection Option or Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later (“Rider Application Date”) is currently 75.
The Contract can also be purchased as part of a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term “Qualified Contract” to refer to a Contract issued with a qualified plan.
Except for certain retirement plans, you may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.
Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a tax advisor prior to making a request for a change of Contract Owner.
ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant and before the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, and the Contract Owner does not name a new Annuitant, the new Annuitant will be the youngest Contract Owner, otherwise, the youngest Beneficiary. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. The maximum age of any Annuitant on the date we receive the completed application for each Contract is as follows:
•90 – Putnam Advisor
•85 – Putnam Advisor Plus
•90 – Putnam Advisor Preferred
If you select the Enhanced Beneficiary Protection Option or Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is 75.
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If you select an Income Plan that depends on the Annuitant or a joint Annuitant’s life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
BENEFICIARY
You may name one or more primary and contingent Beneficiaries when you apply for a Contract. The primary Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner, subject to the Death of Owner provisions in your Contract, if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the primary Beneficiary will receive any guaranteed income payments scheduled to continue.
A contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the primary Beneficiary if all named primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.
If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving primary or contingent Beneficiaries when the death benefit becomes payable, the new Beneficiary will be:
•your spouse or, if he or she is no longer alive,
•your surviving children equally, or if you have no surviving children,
•your estate.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation or other type of non-living person, all Beneficiaries will be considered to be non-living persons.
Unless you have provided directions to the contrary, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class (e.g., more than one primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner, the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
Where there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
If there is more than one Beneficiary taking shares of the death benefit, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death benefit. Each Beneficiary will exercise all rights related to his or her share of the death benefit, including the sole right to select a payout option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the payout option chosen by the original Beneficiary.
MODIFICATION OF THE CONTRACT
Only an Everlake Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No Contract Owner has a right to assign any interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax. You should consult with an attorney before trying to assign your Contract.
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Purchases

MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for each Contract is $10,000.
The minimum initial purchase payment for Qualified Contracts is $500 for Putnam Advisor Contracts ($10,000 for Putnam Advisor Plus and Putnam Advisor Preferred Contracts). All subsequent purchase payments under a Contract must be $500 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date; however, additional payments may be limited in some states. Please consult with your representative for details. The most we accept without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The Automatic Additions Program is not available for making purchase payments into the 6 or 12 Month Dollar Cost Averaging Options (for Putnam Advisor Contracts only).
See Appendix G for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.
CREDIT ENHANCEMENT
(Putnam Advisor Plus Contracts only)
Each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment. There is no limit on the time period that credits can be applied to purchase payments. If you exercise your Right to Cancel the Contract, the amount we refund to you will not include any Credit Enhancement as applicable under state law. The Putnam Advisor Plus Contract may not be available in all states.
We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. For purposes of determining the death benefit and the amount applied to an
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Income Plan, Credit Enhancements will be included with purchase payments. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.
We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See “Expenses.” Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

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Contract Value

 On the Issue Date, the Contract Value is equal to:
•your initial purchase payment for Putnam Advisor Contracts
•your initial purchase payment plus the Credit Enhancement for Putnam Advisor Plus Contracts
•your initial purchase payment for Putnam Advisor Preferred Contracts
Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For Putnam Advisor Plus Contracts, we also would credit you with an additional 40 Accumulation Units of the Variable Sub-Account to reflect the 4% Credit Enhancement on your purchase payment. See “Credit Enhancement.” Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:
•changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
•the deduction of amounts reflecting the mortality and expense risk charge
We determine withdrawal charges, Retirement Income Guarantee charges (if applicable), transfer fees, and contract maintenance charges (if applicable) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine separate sets of Accumulation Unit Values for each Contract that reflect the cost of the Enhanced Beneficiary Protection Option, the Earnings Protection Death Benefit Option, and the Enhanced Beneficiary Protection Option together with the Earnings Protection Death Benefit Option.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A)    is the sum of:
(1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2)     the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
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(C)    is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.
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Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Everlake Life currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day into that Sub-Account until the total desired amount has been transferred.
For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day for 10 business days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

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Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments to the Fixed Account. The Fixed Account Options available under each Contract are as follows:

	Advisor	Advisor Plus	Advisor Preferred
Standard Fixed Account Option	Yes	Yes	No
6 Month Dollar Cost Averaging Option	Yes	No	No
12 Month Dollar Cost Averaging Option	Yes	No	No
*    The Standard Fixed Account Option is available with Contracts issued in Oregon.
We may offer additional Fixed Account Options in the future. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options available under your Contract. The Fixed Account Options may not be available in all states. In addition, Everlake Life may limit the availability of the Standard Fixed Account Option. Please consult with your representative for current information. The Fixed Account consists of our general assets other than those in the segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
(Putnam Advisor Contracts only)
The Dollar Cost Averaging Fixed Account Options are two of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus. These options allow you to allocate purchase payments to the Fixed Account either for up to 6 months (the “6 Month Dollar Cost Averaging Option”) or for up to 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal installments. For each purchase payment, the first transfer from the 6 or 12 Month Dollar Cost Averaging Option will be made the next business day after we receive the purchase payment. If we do not receive an allocation instruction from you when we receive the purchase payment, the purchase payment plus associated interest will be transferred to the Putnam VT Government Money Market Fund – Class IB in equal monthly installments within the selected transfer period until we have received a different allocation instruction. At the end of the applicable 6 or 12-month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the Putnam VT Government Money Market Fund – Class IB unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.
You may not transfer money from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options. You may not use the Automatic Additions Program to make purchase payments into the 6 or 12 Month Dollar Cost Averaging Fixed Account Options.
The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your representative for availability.
See Appendix G for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
STANDARD FIXED ACCOUNT OPTION
Each purchase payment or transfer allocated to a Guarantee Period included in the Standard Fixed Account Option earns interest at a specified rate that we guarantee for a period of years. For Putnam Advisor Plus Contracts each purchase payment plus the appropriate portion of the Credit Enhancement allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation.
We are currently offering Guarantee Periods of 1, 5 and 7 years in length for Putnam Advisor and Putnam Advisor Plus Contracts. For Putnam Advisor Preferred Contracts (except Contracts issued in Oregon), we are currently not offering the Standard Fixed Account Option. Existing investments in the Standard Fixed Account Option are not affected by this change. At the end of the 1-year Guarantee Period, a renewal rate will be declared as described below. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s). If we no longer offer that period length, then we will allocate the purchase payment or transfer to a new Guarantee Period with the next shortest term
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currently offered. If you have not made a prior allocation to a Guarantee Period, then we will allocate the purchase payment or transfer to a new Guarantee Period of the shortest term we are offering at that time. After the end of each Guarantee Period, we will guarantee a 1-year renewal rate. We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the annual interest rate that we declared at the beginning of the applicable Guarantee Period or on the renewal date. Although your minimum interest rate will vary depending on when your Contract was issued, your minimum rate will never be lower than 3%.
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Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into any Dollar Cost Averaging Fixed Account Option. For Putnam Advisor Preferred Contracts (except Contracts issued in Oregon), we currently do not permit transfers into the Standard Fixed Account Options. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.
You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year.
The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 6-month or 12-month Dollar Cost Averaging Fixed Account Options.
The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate for that Guarantee Period, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
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We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
•we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request;
•the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
•whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
•the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
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We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
DOLLAR COST AVERAGING PROGRAM
You may automatically transfer a set amount from any Variable Sub-Account or from any Fixed Account Option available under your Contract to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase. Also see Dollar Cost Averaging Fixed Account Options in “The Fixed Account Options” section of this prospectus.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.
See Appendix G for numerical examples that illustrate how the Dollar Cost Averaging Programs work.
AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.
We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income Variable Sub-Account and 60% to be in the Putnam Global Equity Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income Variable Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Putnam VT Global Equity Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The transfers made under the Automatic Fund Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. We may sometimes refer to this Program as the “Putnam Automatic Rebalancing Program.”
Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix G for numerical examples that illustrate how the Automatic Fund Rebalancing Program works.
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Expenses

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
(Putnam Advisor Contracts only)
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Government Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:
•your total Contract Value is $50,000 or more on a Contract Anniversary or on the Payout Start Date, or
•all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.
We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The current annual rate of the charge is:
•1.25% for Putnam Advisor Contracts
•1.60% for Putnam Advisor Plus Contracts
•1.65% for Putnam Advisor Preferred Contracts
The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps compensate us for the cost of the Credit Enhancement under the Putnam Advisor Plus Contracts. The Company anticipates that it will make a profit from the Credit Enhancement, but if the charges under the Contract are not sufficient, then Everlake Life will bear the loss.
ADDITIONAL CHARGES FOR OPTIONAL BENEFITS
You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase. The additional mortality and expense risk charge you pay will depend upon which of the options you select:
•Enhanced Beneficiary Protection Option: The mortality and expense risk charge will include an additional 0.15% for the Option. Everlake Life reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. However, once the Death Benefit Option is in effect, Everlake Life cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as described under “Death Benefit Payments.” We charge the additional fees to compensate us for the additional risk that we accept by providing the Options.
•Earnings Protection Death Benefit Option: The mortality and expense risk charge will include an additional 0.20% for the Option if, on the Rider Application Date, both the oldest Contract Owner and Annuitant are age 65 or younger, and an additional 0.35% for the Option if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. Everlake Life reserves the right to raise the charge for the Earnings Protection Death Benefit Option to up to 0.30% if, on the Rider Application Date, the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, and to up to 0.50% if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. However, once the Death Benefit Option is in effect, Everlake Life cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as
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described under “Death Benefit Payments.” We charge the additional fees to compensate us for the additional risk that we accept by providing the Options.
•Retirement Income Guarantee: We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. See “Retirement Income Guarantee Riders” for details.
TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. Any applied credit enhancements are also subject to a withdrawal charge. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the charge applicable for each Contract appears in the “Expense Table” section of this prospectus. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. The Contracts differ in the following respects:
Putnam Advisor Contracts Under Putnam Advisor Contracts, you can withdraw up to the Charge free withdrawal Amount each Contract Year without paying the withdrawal charge. The Charge free withdrawal Amount is the greater of earnings not previously withdrawn, or 15% of your total purchase payments. Unused portions of this 15% “Charge free withdrawal Amount” are not carried forward to future Contract Years.
Putnam Advisor Plus Contracts Under Putnam Advisor Plus Contracts, you can withdraw up to the Charge free withdrawal Amount each Contract Year without paying the withdrawal charge. The Charge free withdrawal Amount is 15% of total purchase payments. Unused portions of this 15% “Charge free withdrawal Amount” are not carried forward to future Contract Years. Credit Enhancements are not considered Purchase Payments when determining the Charge free withdrawal Amount.
Putnam Advisor Preferred Contracts Under Putnam Advisor Preferred Contracts, you can withdraw up to the Charge free withdrawal Amount each Contract Year without paying the withdrawal charge. The Charge free withdrawal Amount is 15% of total purchase payments. Unused portions of this 15% “Charge free withdrawal Amount” are not carried forward to future Contract Years.
All Contracts
We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. We will not deduct a withdrawal charge when you have withdrawn all purchase payments. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.
We do not apply a withdrawal charge in the following situations:
•on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
•the death of the Contract Owner or Annuitant (unless the Settlement Value is used);
•withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or
•withdrawals that qualify for one of the waivers described below.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. For the Putnam Advisor Plus Contracts, we use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See “Expenses.” To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.
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THE FOLLOWING WAIVERS ARE AVAILABLE FOR PUTNAM ADVISOR AND PUTNAM ADVISOR PLUS CONTRACTS ONLY.
Confinement Waiver.    We will waive the withdrawal charge on any withdrawal taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:
1.you or the Annuitant, if the Contract Owner is not a living individual, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,
2.we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant’s stay at the long term care facility or hospital, and
3.a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).
Terminal Illness Waiver.    We will waive the withdrawal charge on any withdrawal under your Contract taken prior to the Payout Start Date if:
1.you or the Annuitant, if the Contract Owner is not a living individual, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and
2.you provide adequate proof of diagnosis to us before or at the time you request the withdrawal.
Unemployment Waiver.    We will waive the withdrawal charge on one partial or full withdrawal from your Contract prior to the Payout Start Date, if you meet the following requirements:
1.you or the Annuitant, if the Contract Owner is not a living individual, become unemployed at least one year after the Issue Date,
2.you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and
3.you or the Annuitant claim this benefit within 180 days of your or the Annuitant’s initial receipt of unemployment compensation.
Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.
“Unemployment Compensation” means unemployment compensation received from a unit of state or federal government in the U.S. “Due Proof” includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.
You may exercise this benefit once before the Payout Start Date.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers. THESE WAIVERS ARE NOT AVAILABLE FOR PUTNAM ADVISOR PREFERRED CONTRACTS.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.
See Appendix G for numerical examples that illustrate how the Waiver Programs work.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of
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the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the “Taxes” section of this prospectus.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.

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Access to Your Money

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See “Income Plans” in the “Income Payments” section of this prospectus.
The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any applicable withdrawal charges, income tax withholding, any applicable contract maintenance charge, any applicable Retirement Income Guarantee Rider fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.
You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.
In general, you must withdraw at least $50 at a time. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,
2.An emergency exists as defined by the SEC, or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Option(s) available under your Contract, systematic withdrawals may reduce or even exhaust the Contract Value. Please consult your tax adviser before taking any withdrawal.
See Appendix G for numerical examples that illustrate how the Systematic Withdrawal Program works.
MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and taxes.
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Benefits Available Under the Contract

The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to add subsequent purchase payments per month through automatic transfers from your bank account	Standard	No Charge		Not available with Dollar Cost Averaging Fixed Account Option; Subsequent purchase payments must be at least $50.
Automatic Portfolio Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your original percentage allocations	Standard	No Charge		Not available for Fixed Account
Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocate purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge	Available for Putnam Advisor Contracts only;
Each purchase payment allocation must be at least $100;
Must specify the term length over which the transfers are to take place;
May not use Automatic Additions Program to allocate purchase payments.
Systematic Withdrawal Program	Allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, semi-annually, or annually	Standard	No Charge		Income taxes may apply
Confinement Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge
Not Available under Putnam Advisor Preferred Contracts;
You must meet certain criteria to be considered confined to a long term care facility and provide the required proof of confinement;
May not be available in all states.

Terminal Illness Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge		Not Available under Putnam Advisor Preferred Contracts; You must meet certain criteria to be considered terminally ill and provide the required proof; May not be available in all states.
Unemployment Waiver	Allows you to withdraw Contract Value without a withdrawal charge	Standard	No Charge		Not Available under Putnam Advisor Preferred Contracts; You must meet certain criteria and time frames to obtain this waiver; May not be available in all states.
Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by a proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Maximum Anniversary Value.	Standard	No Charge		None.
Enhanced Beneficiary Protection Option	Provides an option for an increased death benefit equal to the Contract Value, plus any purchase payments, and less a withdrawal adjustment, plus interest at an annual rate of 5% per year until a specified time.	Optional	0.25% of separate account assets	0.15% of separate account assets
Not available in Washington;
You must be age 75 or younger on the Rider Application Date;
The annual increase is capped based on a calculation using the Contract Value, purchase payments and withdrawals;
Withdrawals will proportionately reduce the benefit, and such reductions could be significant;
We reserve the right to impose investment allocation restrictions in the future.

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Retirement Income Guarantee Options (RIG 1 and RIG 2)***	Guarantees a minimum level of Income Payments	Optional	RIG 1: 0.05% of the Income Base RIG 2: 0.30% of Income Base	RIG 1: 0.05% of the Income Base RIG 2: 0.30% of Income Base	No longer available; You must be 75 or younger on the Rider Application Date; We reserve the right to impose investment allocation restrictions in the future.
Earnings Protection Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings	Optional	0.50% of separate account assets	0.35% of separate account assets
Not available in Washington;
You must be 75 or younger on the Rider Application Date;
The percentages applied to your Premiums and Earnings are different, and the percentages applied vary by Rider issue age;
We reserve the right to impose investment allocation restrictions in the future.

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Income Payments

PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value to an Income Plan. The Payout Start Date must be at least 30 days after the Issue Date. The anticipated Payout Start Date is the later of:
•the Annuitant’s 99th birthday, or
•the 10th Contract Anniversary.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, and except as described below, you may not make withdrawals or change your choice of Income Plan.
Currently 9 Income Plans are available. Income Plans provide:
•fixed income payments;
•variable income payments; or
•a combination of the two.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
The 9 Income Plans are:
Income Plan 1 – Life Income with Guaranteed Payments.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the oldest Annuitant is age 90 or older on the Payout Start Date, then periodic payments will be made for at least 5 years. If the Annuitant dies before we have made all of the selected number of guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. In general, more guaranteed payments means that each payment will be smaller than it would have been with a shorter guarantee payment period. This payment plan does not permit withdrawals.
Income Plan 2 – Joint and Survivor Life Income with Guaranteed Payments.    Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If the oldest Annuitant is age 90 or older on the Payout Start Date, then periodic payments will be made for at least 5 years. If both the Annuitant and joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher, but a reduction will take effect at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period. This payment plan does not permit withdrawals.
Income Plan 3 – Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk. Income payments under Income Plan 3 are subject to the rules set forth in the Guaranteed Payment Plan section below.
Income Plan 4 – Combination Life Income and Guaranteed Payments for a Specified Period.     Under this plan, we make periodic income payments under two separate coverages: a life annuity and a guaranteed payment annuity. A life annuity (one that does not contain any guaranteed payment period) provides income payments over the Annuitant’s life. A guaranteed payment annuity provides income payments over a specified period. The guaranteed payment annuity portion of Income Plan 4 is subject to the rules set forth in the Guaranteed Payment Plan section below.
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Income Plan 5 – Combination Joint and Survivor Life Income and Guaranteed Payments for a Specified Period.    Under this plan, we make periodic income payments under two separate coverages: a joint life and survivor annuity and a guaranteed payment annuity. A joint life and survivor annuity (one that does not contain any guaranteed payment period) provides income payments for at least as long as either the Annuitant or joint Annuitant is alive. A guaranteed payment annuity provides income payments over a specified period, and is subject to the rules set forth in the Guaranteed Payment Plan section below. On the life coverage, you may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the payments initially will be larger, but a reduction will take effect at the death of an Annuitant.
Income Plan 6 – Life Income with Cash Refund.    Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.
Income Plan 7 – Joint Life Income with Cash Refund.    Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.
Income Plan 8 – Life Income with Installment Refund.    Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.
Income Plan 9 – Joint Life Income with Installment Refund.    Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments. This payment plan does not permit withdrawals.
If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, and the life annuity and joint life and survivor annuity portion of Income Plans 4 and 5, respectively, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
Guaranteed Payment Plans.    For Income Plan 3 and the guaranteed payment annuity portion of Income Plans 4 and 5 (“guaranteed payment plans”):
•The minimum payment period you may choose is 5 years.
•If the oldest Annuitant is under age 70, you may choose a period up to age 100 subject to a maximum of 50 years.
•If the oldest Annuitant is age 70 or over, you may choose a period up to a maximum of 30 years.
In general, the longer the guarantee period you select, the smaller each payment will be.
You may make withdrawals from a guaranteed payment plan after the Payout Start Date. You may terminate all or part of the income payments at any time and receive a lump sum equal to their present value as of the close of the Valuation Date (see Valuation Date above) on which we receive your request. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. To determine the present value of any fixed income payments being withdrawn, we discount each payment using our currently applicable interest rates. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. You may not make any withdrawals after the Payout Start Date on the life annuity portion of Income Plans 4 and 5.
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Additional Information.    We may make other Income Plans available. You may obtain information about them by writing or calling us.
You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Owner has not made any purchase payments for at least 2 years preceding the Payout Start Date, and the Contract Value is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
•terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
•reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience or (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. The total amount of your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the income plans, we make income payments only so long as an annuitant is alive or any applicable guarantee payment period has not yet expired.
In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an Assumed Investment Rate (“AIR”, also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. The 6% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.
Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
You may elect a variable income payment stream consisting of level monthly payments. If you elect level monthly payments, the payments must be recalculated annually. The payments you receive may be higher or lower depending on the frequency and duration of payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be.
You may only elect level monthly payments at or before your Payout Start Date. You cannot elect any fixed income payments while variable level monthly payments are being made. We will determine the amount of each annual payment as described above, place this amount in our general account, and distribute it in level monthly payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under a guaranteed payment plan. If the Annuitant dies during the period of level monthly payments, any life contingencies you chose will be the same as under the income plan you chose. For example, if your income plan contains a life only payment plan and the Annuitant dies during the year, the Beneficiary is not entitled to the remaining levelized monthly payments for that year.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.
We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of:
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(a)the appropriate value from the income payment table in your Contract; or
(b)such other value as we are offering at that time.
We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
RETIREMENT INCOME GUARANTEE RIDERS
Effective January 1, 2004, the Retirement Income Guarantee Riders are no longer being offered. If you added the Retirement Income Guarantee Rider to your Contract prior to January 1, 2004, your Rider will continue to apply to your Contract. The following describes the Retirement Income Guarantee Rider for Contract Owners who elected the Rider prior to January 1, 2004. Once elected the Rider may not be canceled. Each Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the applicable Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select (“Guaranteed Income Benefit”). Only Income Plan 1 or Income Plan 2 may be chosen. Commutation is not allowed when utilizing this benefit. You may exercise this benefit up to your latest Payout Start Date.
Eligibility.    To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:
•You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the “Rider Date”);
•The Payout Start Date must occur during the 30 day period following a Contract Anniversary;
•You must elect to receive fixed income payments (calculated using the appropriate Income Payment Table shown in your Contract); and
•The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
•10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied, or
•5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
Retirement Income Guarantee Rider 1.    This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, including any Credit Enhancement applied under Putnam Advisor Plus Contracts, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.
The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.
We calculate the Income Base that we use to determine the value of the Guaranteed Income Benefit as follows:
1.On the Rider Date, the Income Base is equal to the Contract Value.
2.After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:
•For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment (and any Credit Enhancement in the case of Putnam Advisor Plus Contracts).
•For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.
In the absence of any withdrawals or purchase payments, the Income Base will be equal to the Contract Value as of the Rider Date.
The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1)= withdrawal amount,
2)= the Contract Value immediately prior to the withdrawal, and
3)= the most recently calculated Income Base.
See Appendix C for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment
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produced by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 1 may not be appropriate.
Retirement Income Guarantee Rider 2.    This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the greater of Income Base A or Income Base B described below, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.
The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times 0.30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.
The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:
Income Base A.    On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:
1.For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment (and any Credit Enhancement in the case of Putnam Advisor Plus Contracts).
2.For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.
3.On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.
Income Base B.    On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments (and any Credit Enhancement in the case of Putnam Advisor Plus Contracts) and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner’s or, if the Contract Owner is not a living individual, the oldest Annuitant’s 85th birthday.
For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1)    = withdrawal amount,
2)    = the Contract Value immediately prior to the withdrawal, and
3)    = the most recently calculated Income Base.
See Appendix C for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 2 may not be appropriate.
We determine the Guaranteed Income Benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the
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basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.
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Death Benefits

We will pay a death benefit if, prior to the Payout Start Date:
1.any Contract Owner dies, or
2.the Annuitant dies.
We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of your death, the death benefit is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of the following death benefit alternatives:
1.the Contract Value as of the date we receive Due Proof of Death, or
2.the sum of all purchase payments (and including Credit Enhancements in the case of Putnam Advisor Plus Contracts), less withdrawals,
3.the most recent Maximum Anniversary Value prior to the date we determine the death benefit (see “Maximum Anniversary Value” below), or
4.the Enhanced Beneficiary Protection Option (if selected).
If we do not receive a complete request for payment of the death benefit within 180 days of the date of your death, the death benefit is equal to the greater of:
1.the Contract Value as of the date we receive Due Proof of Death, or
2.the Settlement Value as of the date we determine the death benefit. The “Settlement Value” is the Contract Value, less any applicable withdrawal charge, premium tax and in the case of Putnam Advisor Contracts, contract maintenance charge.
Everlake Life reserves the right to extend or waive the 180-day period, on a non-discriminatory basis. This right applies only to the amount payable as death benefit and in no way restricts when a claim may be filed.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for settlement of the death benefit must include Due Proof of Death. We will accept the following documentation as “Due Proof of Death”:
•a certified copy of a death certificate,
•a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or
•other documentation as we may accept in our sole discretion.
Where there are multiple Beneficiaries, we will only value the death benefit at the time the first Beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
Maximum Anniversary Value.    On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment (including Credit Enhancement in the case of Putnam Advisor Plus Contracts). After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:
1.For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment (including Credit Enhancement in the case of Putnam Advisor Plus Contracts).
2.For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.
3.On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.
In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit.
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We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.
Withdrawal Adjustment.    The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option, described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1)= the withdrawal amount,
2)= the Contract Value immediately prior to the withdrawal, and
3)= the value of the applicable death benefit alternative immediately prior to the withdrawal.
See Appendix D for an example of a withdrawal adjustment.
EARNINGS PROTECTION DEATH BENEFIT OPTION
If the oldest Contract Owner and Annuitant are age 75 or younger as of the Rider Application Date, you may elect the Earnings Protection Death Benefit Option. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. You may elect the Earnings Protection Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. We will issue a rider to your Contract if you elect the Earnings Protection Death Benefit Option. The Earnings Protection Death Benefit Option may not be available in all states. We may discontinue the offering of this Option at any time. The Earnings Protection Death Benefit Option and the daily charge for the Option will be terminated upon the change of Contract Owner or Annuitant for reasons other than death.
Under the Earnings Protection Death Benefit Option, if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 100% of In-Force Premium, excluding purchase payments made in the twelve-month period immediately preceding the death of the Contract Owner or Annuitant, or 40% of In-Force Earnings.
If the oldest Contract Owner or Annuitant is over age 65 and both are age 75 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 50% of In-Force Premium, excluding purchase payments made in the twelve-month period immediately preceding the death of the Contract Owner or Annuitant, or 25% of In-Force Earnings.
For the purpose of calculating the Earnings Protection Death Benefit, the following definitions apply:
In-Force Premium equals the Contract Value on the date the Earnings Protection Death Benefit Option is made a part of the Contract (“Rider Date”) plus all purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial purchase payment.
In-Force Earnings equals the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An Excess-of-Earnings Withdrawal is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Earnings Protection Death Benefit Option as of the date we receive a complete request for settlement of the death benefit. We will pay the Earnings Protection Death Benefit with the death benefit as described under “Death Benefit Payments” below.
The value of the Earnings Protection Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Earnings Protection Death Benefit Option may not be appropriate. For purposes of calculating the Earnings Protection Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your representative can help you decide if the Earnings Protection Death Benefit Option is right for you.
For examples of how the death benefit is calculated under the Earnings Protection Death Benefit Option, see Appendix E.
ENHANCED BENEFICIARY PROTECTION OPTION
The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:
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•0.20%, if the oldest Contract Owner and oldest Annuitant are age 65 or younger on the Rider Application Date. We may change what we charge for this death benefit option, but it will never exceed 0.30%; and
•0.35%, if the oldest Contract Owner or oldest Annuitant is over age 66 and all are age 75 or younger on the Rider Application Date. We may change what we charge for this death benefit option, but it will never exceed 0.50%.
If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed in the Death Benefit Amount section above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states. Withdrawals will proportionately reduce the benefit, and such reductions could be significant
We will issue a rider to your Contract if you elect the Option. Once elected, the rider cannot be cancelled, including upon spousal continuation. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider (“Rider Date”) is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent payments (including Credit Enhancements in the case of Putnam Advisor Plus Contracts) and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:
1.the date we determine the death benefit, or
2.the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.
We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under “Death Benefit Amount.”
See Appendix D for an example of the Enhanced Beneficiary Protection withdrawal adjustment.
DEATH BENEFIT PAYMENTS
Death of Contract Owner.    If you die prior to the Payout Start Date, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the “Beneficiary” subsection in “The Contracts” section of this prospectus. The new Contract Owner will have the options described below; except that if the new Contract Owner took ownership as the Beneficiary, the new Contract Owner’s options will be subject to any restrictions previously placed upon the Beneficiary.
If the sole new Contract Owner is your spouse, he or she may elect to:
1.receive the death benefit in a lump sum, or
2.apply an amount equal to the death benefit to one of the available Income Plans, described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:
(a)over the life of the new Contract Owner;
(b)for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner; or
(c)over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years, but not to exceed the life expectancy of the new Contract Owner.
If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following conditions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the date we receive the complete request for settlement of the death benefit. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. Unless otherwise instructed by the continuing spouse, the excess, if any of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Period during which we receive the complete request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Government Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
i.transfer all or a portion of the excess among the Variable Sub-Accounts;
ii.transfer all or a portion of the excess into the Standard Fixed Account, if available, and begin a new Guarantee Period; or
iii.transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Standard Fixed Account, if available.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
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Only one spousal continuation is allowed under this Contract.
If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Prior to the Payout Start Date, the death benefit of the continued Contract will be the greatest of:
•the sum of all gross purchase payments (including Credit Enhancements in the case of Putnam Advisor Plus Contracts) less any withdrawals; or
•the Contract Value on the date we determine the death benefit; or
•the Maximum Anniversary Value as defined in the “Death Benefit Amount” section, with the following changes:
•“Issue Date” is replaced by the date the Contract is continued,
•“initial purchase payment” (including Credit Enhancements in the case of Putnam Advisor Plus Contracts) is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
If the new Contract Owner is a living person who is not your spouse, or if there are multiple new Owners, the new Contract Owner may elect to:
1.receive the death benefit in a lump sum, or
2.apply an amount equal to the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:
(a)over the life of the new Contract Owner,
(b)for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner, or
(c)over the life of new Contract Owner with a guaranteed number of payments from 5 to 30 years, but not to exceed the life expectancy of the new Contract Owner.
If the new Contract Owner does not elect one of the options above, then the new Contract Owner must receive the Contract Value payable within 5 years of the date of your death. The Contract Value under this option will equal the amount of the death benefit as determined as of the date we receive the complete request for settlement of the death benefit. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Putnam VT Government Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the “Transfers” provision of your Contract during this 5 year period. See the “Investment Alternatives: Transfers” subsection in the “Transfers” section of this prospectus for more information regarding transfers.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5 year period. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
If the new Contract Owner dies before receiving all of the Contract Value, then the new Contract Owner’s named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Contract Owner’s death.
We reserve the right to offer additional options upon Death of Contract Owner.
If the new Contract Owner is a corporation, trust or other non-living person, the new Contract Owner may elect to:
1.receive the death benefit in a lump sum; or
2.receive the Contract Value payable within 5 years of your date of death.
The Contract Value under this option will equal the amount of the death benefit as determined as of the date we receive the complete request for settlement of the death benefit. Unless otherwise instructed by the new Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Putnam VT Government Money Market Variable Sub-Account. The new Contract Owner may exercise all rights as set forth in the Transfers provision of your Contract during this 5 year period. See the “Investment Alternatives: Transfers” subsection in the “Transfers” section of this prospectus for more information regarding transfers.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5-year period.
We reserve the right to offer additional options upon Death of Contract Owner.
If any new Contract Owner is a non-living person, all new Contract Owners will be considered to be non-living persons for the above purposes.
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Under any of these options, all ownership rights, subject to any restrictions previously placed upon any Beneficiary, are available to the new Contract Owner from the date of your death to the date on which the death proceeds are paid.
In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described above.
If you elected the Earnings Protection Death Benefit Option, and your spouse continues the Contract as described above, the Earnings Protection Death Benefit Option and the daily charge for this Option will terminate if the oldest new Contract Owner and Annuitant are over age 75 on the date the Contract is continued, or if the new Contract Owner elects to terminate the Option. If the Earnings Protection Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this option will be reset to the date the Contract is continued (“new Rider Date”). The age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the Earnings Protection Death Benefit after the new Rider Date. Also, the age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the mortality and expense risk charge for the Option after the new Rider Date.
For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix E.
For Contracts with the optional Enhanced Beneficiary Protection Option:
•the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:
•“Rider Date” is replaced by the date the Contract is continued,
•“Contract Value” is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment," the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” “Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
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◦If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
◦If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
◦Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Death of Annuitant.    If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.
If the Contract Owner is a living person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or the Contract Owner may choose to:
1.receive the death benefit in a lump sum; or
2.apply the death benefit to one of the available Income Plans described above. The Payout Start Date must be within one year of the date of your death. Income payments must be:
(a)over the life of the new Contract Owner,
(b)for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Contract Owner, or
(c)over the life of new Contract Owner with a guaranteed number of payments from 5 to 30 years, but not to exceed the life expectancy of the new Contract Owner.
If the Contract Owner is not the Annuitant and the Annuitant dies, the Contract Owner has 60 days from the date the company receives the complete request for settlement of the death benefit to select an income plan without incurring a tax on the entire gain in the Contract. If the Contract Owner elects to continue the Contract they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract Owner. An additional 10% federal tax may apply if the Contract Owner is under age 59 1/2. Any amount included in the Contract Owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.
If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.
If the Contract Owner is a non-living person, the Contract Owner may elect to:
1.receive the death benefit in a lump sum; or
2.receive the Contract Value payable within 5 years of the Annuitant’s date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Putnam VT Government Money Market Variable Sub-Account. The Contract Owner may then exercise all rights as set forth in the Transfers provision of your Contract during this 5 year period. See the “Investment Alternatives: Transfers” subsection in the “Transfers” section of this prospectus for more information regarding transfers.
No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5-year period.
Under any of these options, all ownership rights are available to the non-living Contract Owner from the date of the Annuitant’s death to the date on which the death proceeds are paid.
The Earnings Protection Death Benefit Option will terminate upon the death of the Annuitant unless you continue the Contract as described above. If the Contract is continued, then this Option will continue with the original Rider Date, the original rates for calculating the Earnings Protection Death Benefit, and the original mortality and expense risk charge.
If the oldest Contract Owner or Annuitant was over age 65 on the Rider Application Date and you continue the Contract, you will continue with the higher mortality and expense risk charge for this Option and the lower Earnings Protection Death Benefit associated with those ages. Therefore, it may not be to your advantage to continue the Contract with the Option if the Contract Owner and new Annuitant are younger than age 66. Your representative can help you decide whether to continue the Contract. We reserve the right to offer additional options upon Death of Annuitant.
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More Information

EVERLAKE
Everlake Life is the issuer of the Contract. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Life Insurance Company and Allstate Distributors, LLC changed their names to Everlake Life Insurance Company and Everlake Distributors, LLC, respectively.
Everlake Life Insurance Company, which was formerly named Allstate Life Insurance Company, is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the nomination of members of Everlake US Holding Company’s Board of Directors.
Everlake Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Everlake Life or the principal underwriter of the Contracts, Everlake Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Everlake Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Everlake Life established Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Everlake Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Everlake Financial Advisors Separate Account I may not be used to pay any liabilities of Everlake Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Everlake Life
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The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
Distribution.     Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. EDLLC, a wholly owned subsidiary of Everlake Life Insurance Company, is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. EDLLC is not required to sell any specific number or dollar amount of securities. The principal address of EDLLC is 3100 Sanders Road, Northbrook, Illinois, 60062.
We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 8.5% of all purchase payments. From time to time, we may pay or permit other
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promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. In some states, Contracts may be sold by representatives or employees of banks.
Everlake Life may pay Everlake Distributors a commission for distribution of the Contracts. The underwriting agreement with Everlake Distributors provides that we will reimburse Everlake Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.
For Putnam Advisor Contracts issued to employees of Everlake Life and certain other eligible organizations, and in lieu of Everlake Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Everlake Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an “investment in the contract” for income tax purposes.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met.
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Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Everlake Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Everlake Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Everlake Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, Chief Legal Officer of Everlake Life.
FINANCIAL STATEMENTS
The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022. The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.

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Taxes

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The discussion is not intended as tax advice. Everlake Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local, foreign and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF EVERLAKE LIFE INSURANCE COMPANY
Everlake Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Everlake Life, and its operations form a part of Everlake Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Everlake Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Everlake Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Everlake Life does not intend to make provisions for any such taxes. Everlake Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Everlake Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Everlake Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
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Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Everlake Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the cost basis in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date . You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments.     You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
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• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits. If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary (including any adjustments under the optional riders). Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income. The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $13,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions. A 10% additional tax penalty may apply to the taxable amount of any premature distribution from a non-Qualified Contract. Amounts are not subject to this additional tax penalty if:
• made on or after the date the Contract Owner attains age 59  1 / 2 ;
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary; or
• made under an immediate annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase).
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s
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attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Everlake Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Everlake Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 (BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts may have been purchased for use in connection with:
• Individual Retirement Annuities (IRAs) under Code Section 408(b);
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• Roth IRAs under Code Section 408A;
• Simplified Employee Pension (SEP IRA) under Code Section 408(k);
• Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
• Tax Sheltered Annuities under Code Section 403(b);
• Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Everlake Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Everlake Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Everlake Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a qualified first time home purchase within the meaning of Section 72(t)(2)(F) of the Code.
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), if later, the year in which you retire. However, if the retirement plan account is an IRA or you are a 5% owner of the business sponsoring the retirement plan, the RMDs must begin once you reach age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), regardless of whether you are retired. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
The Death Benefit and Tax Qualified Contracts.     Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
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It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Everlake Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts. A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. Amounts are not subject to this additional tax if:
• made on or after the date the Contract Owner attains age 59 1 / 2 ,
• made as a result of the Contract Owner’s death or total disability, or
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax on premature distributions, will be subject to a 25% additional tax.
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Everlake Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Everlake Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification is provided or payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8 (BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien
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individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.     Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70  ½ . Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
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(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Everlake Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.
Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Everlake Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A
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completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Everlake Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification . You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the information below applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the information below generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
• Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10 th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses. See “Spousal continuation” below.
Death on or after your required beginning date . In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments . If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). If the beneficiary is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an EDB. Special rules and limitations may apply to qualified trusts with multiple beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
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In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as-rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected owners or beneficiaries and will be made with such notice to affected owners or beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws. Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your
55

Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.
56

Appendix A: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Fixed Income	Putnam VT Diversified Income Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	1.02%	-6.95%	1.70%	3.07%
Equity	Putnam VT Emerging Markets Equity Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.35%	-4.23%	10.96%	8.23%
Equity	Putnam VT Focused International Equity Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.06%	12.58%	12.01%	10.92%
Allocation	Putnam VT George Putnam Balanced Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	14.04%	12.70%	11.06%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.09%	13.95%	9.90%	9.85%
Sector	Putnam VT Global Health Care Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.99%	19.40%	15.70%	15.92%
Fixed Income	Putnam VT Government Money Market Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.69%	0.01%	0.63%	0.32%
Equity	Putnam VT Growth Opportunities Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	22.65%	25.54%	19.85%
Fixed Income	Putnam VT High Yield Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.95%	4.97%	5.33%	6.06%
Fixed Income	Putnam VT Income Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
A-1

Equity	Putnam VT International Equity Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.08%	8.82%	9.34%	8.31%
Equity	Putnam VT International Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.12%	14.94%	8.09%	7.01%
Equity	Putnam VT Large Cap Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.81%	27.30%	13.81%	14.11%
Fixed Income	Putnam VT Mortgage Securities Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited	0.75%	-3.66%	1.61%	1.32%
Equity	Putnam VT Multi-Cap Core Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.91%	31.07%	18.08%	16.30%
Equity	Putnam VT Research Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.98%	24.13%	18.44%	16.39%
Equity	Putnam VT Small Cap Growth Fund- Class IB†,‡ Putnam Investment Management, LLC Putnam Investments Limited	1.10%	13.92%	16.65%	14.23%
Equity	Putnam VT Small Cap Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	1.29%	39.90%	9.31%	12.45%
Equity	Putnam VT Sustainable Future Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.99%	6.07%	17.24%	15.92%
Equity	Putnam VT Sustainable Leaders Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	23.56%	22.51%	18.29%

* The Portfolio’s annual expenses reflect temporary fee reductions.

† The Portfolio has other expenses. Please see the Portfolio prospectus for additional information.
Putnam VT Diversified Income Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Emerging Markets Equity Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Focused International Equity Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT George Putnam Balanced Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Global Asset Allocation Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Global Health Care Fund- Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Government Money Market Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Growth Opportunities Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT High Yield Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
A-2

Putnam VT Income Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT International Equity Fund - Class IB
The Sub-Adviser for Putnam VT International Equity Fund is Putnam Investments Limited. Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam VT International Value Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Large Cap Value Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Mortgage Securities Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Multi-Cap Core Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Research Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Small Cap Growth Fund- Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Small Cap Value Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Sustainable Future Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Sustainable Leaders Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.

‡ Please see additional information below regarding certain Portfolios.
Putnam VT Small Cap Growth Fund- Class IB Closed to all new investments except those made by existing contract owners.
A-3

Appendix B - Putnam Advisor Contract Comparison Chart

Feature	Advisor	Advisor Plus	Advisor Preferred
Maximum Age of Contract Owner and Annuitant on the Issue Date	90	85	90
Minimum Initial Purchase Payment	$10,000 ($500 for Qualified Contracts)	$10,000	$10,000
Fixed Account Options	– Standard Fixed Account Option with 1, 5 & 7-year Guarantee Periods – 6 Month Dollar Cost Averaging Option – 12 Month Dollar Cost Averaging Option	– Standard Fixed Account Option with 1, 5 & 7-year Guarantee Periods	N/A (available only with Contracts issued in Oregon)
Credit Enhancement	None	4% applied to all purchase payments	None
Contract Maintenance Charge	$30 per year, full amount on surrender (waived in certain cases)	None	None
Mortality and Expense Risk Charge (without optional benefit)	1.25%	1.60%	1.65%
Charge Free Withdrawal Amount (each Contract Year)	greater of earnings not previously withdrawn, or 15% of purchase payments	15 % of purchase payments	15% of purchase payments
Withdrawal Charge (measured from number of complete years since we received the purchase payment as a percentage of purchase payments withdrawn in excess of the Charge Free Withdrawal Amount)	Year: 0 1 2 3 4 5 6 7+ %: 7 7 6 5 4 3 2 0	Year: 0 1 2 3 4 5 6 7 8+ %: 8 8 8 7 6 5 4 3 0	Year: 0 1 2+ %: 2 1 0
Withdrawal Charge Waivers	Yes	Yes	No

B-1

Appendix C - Withdrawal Adjustment Example – Income Benefits*

Issue Date: January 1, 2003
Initial Purchase Payment: $50,000 (For Putnam Advisor Plus Contracts, a $2,000 Credit Enhancement would apply)

					Income Benefit Amount
					Purchase Payment Value			5% Roll-Up Value**
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence	Advisor and Preferred	Plus	Maximum Anniversary Value	Advisor and Preferred	Plus
1/1/04	Contract Anniversary	$55,000	$—	$55,000	$50,000	$52,000	$55,000	$52,500	$54,600
7/1/04	Partial Withdrawal	$60,000	$15,000	$45,000	$37,500	$39,000	$41,250	$40,347	$41,961
The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Purchase Payment Value, the Maximum Anniversary Value and the 5% Roll-Up Value by the same proportion as the withdrawal reduces the Contract Value.

		Advisor and Preferred	Plus
Purchase Payment Value Income Benefit
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$50,000	$52,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$12,500	$13,000
Adjusted Income Benefit		$37,500	$39,000

Maximum Anniversary Value Income Benefit
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$55,000	$55,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,750	$13,750
Adjusted Income Benefit		$41,250	$41,250

5% Roll-Up Value Income Benefit
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes half years worth of interest on $52,500 and $54,600, respectively)	(c)	$53,796	$55,948
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,449	$13,987
Adjusted Income Benefit		$40,347	$41,961
*    For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.
** A 6% Roll-Up Value was available for Contracts issued before October 2, 2000.

C-1

Appendix D - Withdrawal Adjustment Example – Death Benefits*

Issue Date: January 1, 2005
Initial Purchase Payment: $50,000 (For Putnam Advisor Plus Contracts, a $2,000 Credit Enhancement would apply) The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Protection Value by the same proportion as the withdrawal reduces the Contract Value.

					Death Benefit Amount
					Purchase Payment Value			Enhanced Beneficiary Protection Value
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence	Advisor and Preferred	Plus	Maximum Anniversary Value	Advisor and Preferred	Plus
1/1/06	Contract Anniversary	$55,000	_	$55,000	$50,000	$52,000	$55,000	$52,500	$54,600
7/1/06	Partial Withdrawal	$60,000	$15,000	$45,000	$35,000	$37,000	$41,250	$40,347	$41,961

		Advisor and Preferred	Plus
Standard Death Benefit (Purchase Payment Value Death Benefit)
Partial Withdrawal Amount		$15,000	$15,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal		$50,000	$52,000
Adjusted Death Benefit		$35,000	$37,000

Maximum Anniversary Value Death Benefit (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$55,000	$55,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,750	$13,750
Adjusted Death Benefit		$41,250	$41,250

Enhanced Beneficiary Protection Value Death Benefit (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes half years worth of interest on $52,500 and $54,600, respectively)	(c)	$53,796	$55,948
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,449	$13,987
Adjusted Death Benefit		$40,347	$41,961
*    For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Advisor Plus Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

D-1

Appendix E - Calculation of Earnings Protection Death Benefit Option*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.
Example 1: Elected When Contract Was Issued Without Any Subsequent Additions or Withdrawals
Assume that the oldest Contract Owner or Annuitant is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Everlake Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.
The calculation is:

			Advisor, Advisor Plus & Advisor Preferred
(A)	Contract Value:		$125,000.00
(B)	Total Purchase Payments:		$100,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	In-Force Premium:		$100,000.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$25,000.00
(F)	Cap:	(F) = 100% * (D)	$100,000.00
(G)	Earnings Protection Death Benefit**:	(G) = MIN [40% * (E); (F)]	$10,000.00
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and Credit Enhancement available under the Putnam Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).
Example 2: Elected When Contract Was Issued With Subsequent Withdrawals
Assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Everlake Life receives Due Proof of Death will be assumed to be $114,000.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$105,000.00
(2)	Total Purchase Payments:		$100,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium:		$100,000.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$5,000.00
(6)	Withdrawal Amount:		$10,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$5,000.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$5,000.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$114,000.00
(B)	In-Force Premium (before withdrawal):		$100,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$5,000.00
(D)	In-Force Premium (after withdrawal):	(D) = (B) – (C)	$95,000.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$19,000.00
(F)	Cap:	(F) = 100% * (D)	$95,000.00
(G)	Earnings Protection Death Benefit**:	(G) = MIN [40% * (E); (F)]	$7,600.00
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

Example 3: Elected After Contract Was Issued With Subsequent Additions and Withdrawals
This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. Assume that the oldest Contract Owner or Annuitant is age 70 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Everlake Life receives Due Proof of Death.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$130,000.00
(2)	Contract Value on Rider Date:		$110,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium:		$110,000.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$20,000.00
(6)	Withdrawal Amount:		$50,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$30,000.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$30,000.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$140,000.00
(B)	In-Force Premium (before withdrawal and purchase payment):		$110,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$30,000.00
(D)	Additional Purchase Payment:		$40,000.00
(E)	In-Force Premium (after withdrawal and purchase payment):	(E) = (B) – (C) + (D)	$120,000.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$20,000.00
(G)	Cap:	(G) = 50% * (E)	$60,000.00
(H)	Earnings Protection Death Benefit**:	(H) = MIN [25% * (F); (G)]	$5,000.00
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been age 65 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).
Example 4: Spousal Continuation:
This example is intended to illustrate the effect of a surviving spouse electing to continue the contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Rider. Assume that the oldest Contract Owner or Annuitant is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Rider but without any other rider) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$150,000.00
(B)	In-Force Premium (before withdrawal and purchase payment):		$100,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	Additional Purchase Payment:		$0.00
(E)	In-Force Premium (after withdrawal and purchase payment):		$100,000.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$50,000.00
(G)	Cap:	(G) = 100% * (E)	$100,000.00
(H)	Earnings Protection Death Benefit**:	(H) = MIN [40% * (F); (G)]	$20,000.00
*    For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the Putnam Advisor Plus Contract.
**    If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

The calculation of the Continued Contract Value is:

(1)	Premium invested (for the purposes of calculating the Death Benefit):		$100,000.00
(2)	Contract Value:		$150,000.00
(3)	Maximum Anniversary Value:		$160,000.00
(4)	Death Benefit (excluding Earnings Protection Death Benefit):	(4) = MAX [(1); (2); (3)]	$160,000.00
(5)	Earnings Protection Death Benefit:	(H) from above	$20,000.00
(6)	Continuing Contract Value:	(6) = (4) + (5)	$180,000.00
Assume the surviving spouse is age 68 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Rider at an additional mortality and expense risk charge of 0.35% and with an In-force Premium amount equal to the continuing Contract Value and the Rider Date reset to the date the Contract is continued. If this election is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Rider at the time of continuation.

Appendix F - Calculation of Optional Benefits

Example - RIG 1 Income Base
The Contract Value on the Rider Date is $100,000. So, the Income Base is also $100,000.
The Income based is recalculated when a purchase payment or withdrawal is made.
After the Rider Date, a purchase payment of $20,000 is made. The Income Base increases by $20,000 to:
$100,000 + $20,000 = $120,000.
At a later time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%:
$120,000 – (10% x $120,000) → $120,000 - $12,000 = $108,000

Example - RIG 2 Income Base
The RIG 2 Income Base is the greatest of Income Base A and Income Base B.
Income Base A is calculated like the RIG 1 income Base, including the adjustment for withdrawals. Additionally, the Income Base is compared to the Contract Value on each Contract Anniversary up until the Contract Anniversary following the oldest contract owner’s 85th birthday. If the Contract Value is higher, Income Base A will be set equal to the Contract Value.
Income Base B is equal to the purchase payments less an adjustment for withdrawals, accumulated at 5% up until the first of the month following the older contract owner’s 85th birthday.
The Contract Value and Income Base B are $100,000 on the Rider Date. As of one year from the rider date, no additional purchase payments have been made, so Income Base B is:
$100,000 x (1 + 5%) = $105,000.
If an additional purchase payment of $15,000 is made on that date, Income Base B increases to:
$105,000 + $15,000 = $120,000.
One year later, assuming no additional purchase payments, Income Base will be:
$120,000 x (1 + 5%) = $126,000.
At that time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%:
$126,000 – (10% x $126,000) → $126,000 - $12,600 = $113,400

F-1

Appendix G - Contract Feature Calculation Examples

Six-Month Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00
12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

G-1

Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance. In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
Waivers
All the waivers listed below allow you to withdraw Contract Value without a withdrawal charge:

Confinement Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria to be considered confined to a long-term care facility and provide the required proof of confinement;
Does not apply under the Putnam Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.
Terminal Illness Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria to be considered terminally ill and provide the required proof;
Does not apply under the Putnam Advisor Preferred Contract with No Withdrawal Charge Option;
May not be available in all states.
Unemployment Waiver	Allows you to withdraw Contract Value without a withdrawal charge. Withdrawal charge = $0 when criteria is met.	You must meet certain criteria and time frames to obtain this waiver; Does not apply under the Putnam Advisor Preferred Contract with No Withdrawal Charge Option; May not be available in all states.
G-2

Appendix H– Special Contract Provisions for Annuities Issued in Certain States

Jurisdiction	Special Provisions
Texas	Waiver of Charges Endorsement not available.
Washington	Standard Fixed Account not available. Enhanced Beneficiary Protection (EBP 5% step-up) rider not available.

H-1

We (Everlake Life) have filed a Statement of Additional Information, dated May 1, 2022, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Everlake Life, and the Everlake Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617.

Reports and other information about Everlake Life and the Everlake Financial Advisors Separate Account I are available on the
Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PUTNAM

EDGAR Contract Numbers:
C000020513 Putnam Advisor
C000020519 Putnam Advisor Plus
C000020521 Putnam Advisor Preferred

PUTNAM

PUTNAM ADVISOR APEX
An individual and group flexible premium deferred variable annuity contract
Registrant: EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I
Issued by: Everlake Life Insurance Company (“Everlake Life”)
Everlake Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758543, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax: 1-785-228-4584

Prospectus dated May 1, 2022

Everlake Life Insurance Company (“Everlake Life”) offered the Putnam Advisor Apex Variable Annuity individual and group flexible premium deferred variable annuity contract (“Contract”).
The Contract is no longer offered for new sales effective November 27, 2003. If you have already purchased a Contract you may continue to make purchase payments according to the Contract.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
IMPORTANT INFORMATION
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract are no longer sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports are available online at www.annuityregulatorydocuments.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by calling 1-800-457-7617.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits in, or obligations of, or guaranteed or endorsed by, such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.
The Contracts are not FDIC insured.

PRUPUTADVAPIIPROS

Glossary of Terms
We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.
Accumulation Phase: The period that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to measure the value of your investment in the Variable Sub:Accounts during the Accumulation Phase. To determine the number of Accumulation Units of each Variable Sub-account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-account by (ii) the Accumulation Unit Value of that Variable Sub-account next computed after we receive your payment or transfer.
Accumulation Unit Value: Each Variable Sub-Account has a separate value for its Accumulation Units (this is analogous to, but not the same as, the share price of a mutual fund).
Annuitant: The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). The maximum age of the Annuitant on the date we receive the completed application for each Contract is 90.
Automatic Additions Program: A programs that permits subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
Automatic Portfolio Rebalancing Program: A program that provides for the automatic rebalancing of the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations after the performance of each Sub-Account causes a shift in the percentage you allocated to each Sub-Account.
Beneficiary(ies): The person(s) or entity(ies), who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies. You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract.
1.Primary Beneficiary: the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.
2.Contingent Beneficiary: the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
Co-Annuitant: An individual who will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered an Annuitant for purposes of determining the Payout Start Date. In addition, the “Death of Annuitant” provision of your Contract does not apply upon the death of the Co-Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The Putnam Advisor Apex, an individual and group flexible premium deferred variable annuity contract, is a contract between you, the Contract owner, and Everlake Life, a life insurance company. In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.
Contract Anniversary: Each twelve-month period from the date of your contract’s issue date.
Contract Owner (“you”): The person(s) having the privileges of ownership defined in the Contract.
Contract Value: During the Accumulation Phase, your contract value is equal to the sum of the value of your Accumulation Units in the Variable Sub-accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.
Contract Year: The annual period of time measured from the date we issue your Contract or a Contract Anniversary.
Dollar Cost Averaging Program: A program that, during the Accumulation Phase, automatically transfers a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts.
1

Due Proof of Death: Documentation needed when there is a request for payment of the death benefit. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
Everlake Life (“we”): The issuer of the Putnam Advisor Apex Variable Annuity, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Fixed Account Options: Investment Alternatives offered through our general account that credit interest at rates we guarantee. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option and the Standard Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. The guaranteed rate for the Dollar Cost Averaging Fixed Account Option and the Standard Fixed Account Option is 3%.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Plan: A series of payments made on a scheduled basis to you or to another person designated by you.
Investment Alternatives: The Fixed Account Options and the Variable Sub-Accounts that invest in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio; please refer to the prospectuses for the Portfolios.
Issue Date: The date we issue your Contract.
Payout Phase: The period of time that begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select.
Payout Start Date: The date we apply your money to provide income payments.
Portfolios: The underlying funds in which a Variable Sub-Accounts invests. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Settlement Value: The amount paid in the event of a full withdrawal of the Contract Value.
Standard Fixed Account Option: An option that allows you to allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a “Guarantee Period Account” within the Standard Fixed Account Option (“Standard Fixed Guarantee Period Account”), which is defined by the date of the allocation and the length of the initial interest rate guarantee period.
Systematic Withdrawal Program: A program that permits you to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date.
Tax Qualified Contracts: Contracts held in a plan which provides that the income on tax sheltered annuities is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the other annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA.
Valuation Date: The term used to indicate a “business day,” which means each day Monday through Friday that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time).
Variable Account: An account for which the income, gains, and losses are determined separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies.

2

Important Information You Should Consider About the Contract

	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from the Contract within one year following your last purchase payment, you will be assessed a maximum Withdrawal Charge of 0.50% of the purchase payments withdrawn, declining to 0% over one year. For example, if you make an early withdrawal, you could pay a Withdrawal Charge of up to $500 on a $100,000 investment.
				Expenses
Transaction Charges
In addition to Withdrawal Charges, you may also be charged 0.50% of the amount transferred when you transfer cash value between Investment Alternatives. This fee applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. In addition, you may incur sales charges imposed on purchase payments.
				Expenses and Investment Alternatives: Transfers
Ongoing Fees and Expenses (as Annual Charges)	The following table describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the Contract options you have elected.			Expenses, Income Payments and Death Benefits
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of portfolio average daily net assets)	0.80%	0.80%
	Investment Options (Portfolio fees and expenses) (as a percentage of portfolio average daily net assets)	0.69%	1.58%
	Optional benefits (for a single optional benefit, if elected) (as a percentage of portfolio average daily net assets)	0.05%	0.50%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost: $7,241	Highest Annual Cost: $9,395
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract classes and Portfolio Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract classes, optional benefits and Portfolio Company fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

3

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks
Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional federal 10% tax penalty.	Expenses, Investment Alternatives: Transfers, Taxes
Risks Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any investment alternatives, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.	Important Notices, Investment Alternatives: The Variable Sub-Accounts
Insurance Company Risks	An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.	Investment Alternatives: The Fixed Account Options

	Restrictions	Location in Prospectus
Investments
•Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
•We reserve the right to remove or substitute Portfolios as Investment Alternatives.
•Not all Fixed Account Options may be available in all states or with all Contracts.
•There may be limitations on transfers of Contract Value among Variable Sub-Accounts and from the Fixed Account.
We reserve the right to assess a charge on each transfer in excess of 12 per Contract Year.
Expenses, Investment Alternatives
Optional Benefits
We may discontinue or modify any of the optional benefits at any time prior to the time you elect it. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Income Payments and Death Benefits

	Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit to You if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may also be subject to an additional federal 10% tax penalty if taken before age 59½.
Taxes

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Contracts to you in the form of commissions and other non-cash compensation (e.g., marketing allowances). Thus, these investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.
More Information
Exchanges	Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.
4

Overview of the Contract
Purpose
This Contract is a variable annuity contract and is designed to help the investor accumulate assets on a tax-deferred basis through an investment portfolio and to provide or supplement the investor’s retirement income. This Contract is appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, and has funds available to invest that are not required to meet current needs. The Contract is not intended for people who may need to make early or frequent withdrawals.
The Contract has various optional features and benefits that may be appropriate for you based on your financial objectives and situation. These optional features may impose additional fees, as summarized below in the Expense Table. The Contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries.

Phases of the Contract
Accumulation Phase: This is the period of time that begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Investment Alternatives. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.
Additional information about each Portfolio is provided in Appendix A to this prospectus.
Payout Phase: You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub- Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant. In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn.
After the Payout Start Date, death benefits and any living benefits will terminate.

Contract Features
Death Benefit
At no additional charge, if the Contract Owner or Annuitant die before the Payout Start Date, we will pay a standard death benefit subject to certain conditions.
For an added charge, you can also select an additional death benefit option, which may increase the amount of money payable to your designated beneficiaries upon your death. These benefits are more fully described in the “Death Benefits” section of this prospectus.

Accessing Your Money
You may withdraw some or all of your Contract Value at any time during the Accumulation Phase. In general, you must withdraw at least $50 at a time or the total amount in the investment alternative, if less. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to a 10% additional tax penalty. A withdrawal charge also may apply.
If the amount you withdraw reduces your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value.

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Optional Withdrawal Benefits
We offer optional benefits riders that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income. The optional benefits are the Retirement Income Guarantee Rider 1 and Retirement Income Guarantee Rider 2.

Dollar Cost Averaging
Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account.

Portfolio Rebalancing	If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations on a quarterly basis at no additional charge. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
Systematic Withdrawal Program	This program allows you to receive regular automatic withdrawals from your Contract on a monthly basis at any time prior to the Payout Start Date.
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Expense Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from your variable annuity contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Investment Alternatives. State premium taxes may also be deducted.

Transaction Expenses

Maximum:
Sales Charges Imposed on Purchase Payments:(1)	5.75%
(as a percentage of purchase payments)

Withdrawal Charge:(2)	0.50%
(as a percentage of purchase payments withdrawn)

Transfer Fee(3)	0.50%
(as a percentage of the amount transferred)

(1)	If the Purchase Payment Amount is:	Charge:
	Less than $50,000	5.75%
	At least $50,000 but less than $100,000	4.50%
	At least $100,000 but less than $250,000	3.50%
	At least $250,000 but less than $500,000	2.50%
	At least $500,000 but less than $1,000,000	2.00%
	At least $1,000,000	0.50%
(2)	Currently assessed on Contracts that have total purchase payments of at least $1,000,000. The Withdrawal Charge declines to 0% after one year following your last purchase payment.
(3)	There is no charge for the first 12 transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Annual Fee	Maximum	Current
Base Contract Expenses (as a percentage of variable account assets)	0.80%	0.80%
Optional benefits available for an additional charge:
Enhanced Beneficiary Protection Option (as a percentage of separate account assets)	0.25%	0.15%
Earnings Protection Death Benefit Option (issue age 0-65) (as a percentage of separate account assets)	0.30%	0.20%
Earnings Protection Death Benefit Option (issue age 66-75) (as a percentage of separate account assets)	0.50%	0.35%
Retirement Income Guarantee Option 1* (as a percentage of Income Base)	0.15%	0.05%
Retirement Income Guarantee Option 2* (as a percentage of Income Base)	0.50%	0.30%
* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). Only one RIG Benefit is allowed on a contract at any time.

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The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.69%	1.58%
(1)     Expenses are shown as a percentage of portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2021.
EXAMPLE
This example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, and Portfolio fees and expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. These optional benefits include the Retirement Income Guarantee Option 2 and the Earnings Protection Death Benefit Option for a person age 66 or more. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Total Annual Portfolio Expenses				Assuming Minimum Total Annual Portfolio Expenses
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender or annuitize your annuity at the end of the applicable time period, or if you do not surrender your annuity at the end of the applicable time period*:	$9,395	$16,645	$24,151	$44,099	$8,515	$14,100	$19,988	$36,140

*A Withdrawal Charges does not apply in this example since it is only assessed on Contracts that have total purchase payments of at least $1,000,000.
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Principal Risks of Investing in the Contract
Risk of Loss
You can lose money by investing in the Contract.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawal charges will reduce the value of your Contract if you withdraw money during the period of time that withdrawal charges are assessed on your Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to a 10% additional tax penalty.
Risks Associated with Investment Alternatives
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Alternatives available under the Contract (e.g., the Portfolios). Each investment option, including any fixed account investment option, will have its own unique risks. You should review these Investment Alternatives before making an investment decision.
Insurance Company Risks
An investment in the Contract is subject to the risks related to Everlake Life. Any obligations (including under any fixed account Investment Alternatives), guarantees, or benefits are subject to the claims-paying ability of Everlake Life. If Everlake Life experiences financial distress, it may not be able to meet its obligations to you. More information about Everlake Life, including its financial strength ratings, is available upon request by calling 1-800-457-7617.
Investment Risk
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. In other words, you could lose your investment.
Access to Cash Value
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase, but you may be subject to a withdrawal charge and other fees and taxes. Withdrawals also are available under limited circumstances on or after the Payout Start Date. You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. In general, you must withdraw at least $50 at a time.
Tax Consequences
If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the Contract. Any withdrawals you make prior to the age of 59 ½ may also be subject to an additional 10% tax penalty.

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The Contracts
CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Everlake Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):
•     the investment alternatives during the Accumulation and Payout Phases,
•     the amount and timing of your purchase payments and withdrawals,
•     the programs you want to use to invest or withdraw money,
•     the income payment plan(s) you want to use to receive retirement income,
•     the Annuitant (either yourself or someone else) on whose life the income payments will be based,
•     the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and
•     any other rights that the Contract provides, including restricting income payments to Beneficiaries.
If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).
The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.
If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Contract Owner on the date we receive the completed application or request to add the Option, whichever is later ("Rider Application Date") is currently 75.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. We use the term “Qualified Contract” to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.
Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.
ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.
If you select the Enhanced Beneficiary Protection Option, Earnings Protection Death Benefit Option or a Retirement Income Guarantee Rider, the maximum age of any Annuitant on the Rider Application Date is 75.
If you select an Income Plan that depends on the Annuitant or a joint Annuitant’s life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement (“Death Proceeds”) or become the
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new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.
You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.
You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.
If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:
•     your spouse or, if he or she is no longer alive,
•     your surviving children equally, or if you have no surviving children,
•     your estate.
If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary’s share in proportion to the original share of the remaining Beneficiaries.
For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person A”) has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant (“Living Person B”), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.
If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.
MODIFICATION OF THE CONTRACT
Only an Everlake Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or assessment of the 10% additional tax penalty. You should consult with an attorney before trying to assign periodic income payments under your Contract.
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Purchases
MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under the Contract must be $500 or more ($50 for automatic payments). You may make purchase payments at any time prior to the Payout Start Date. We may limit the amount of any additional purchase payment to a maximum of $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.
See Appendix E for numerical examples that illustrate how the Automatic Additions Program works.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percentages that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.
We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.
We will credit the initial purchase payment that accompanies your completed application to your Contract within two business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within five business days. If you do so, we will credit your initial purchase payment to your Contract within that five business day period. If you do not, we will return your purchase payment at the end of the five business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our service center in Good Order.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

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Contract Value
On the Issue Date, the Contract Value is equal to your initial purchase payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:
1.changes in the share price of the Portfolio in which the Variable Sub-Account invests, and
2.the deduction of amounts reflecting the mortality and expense risk charge.
We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.
We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A)    is the sum of:
(1)    the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2)    the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B)    is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C)    is the mortality and expense risk charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
You should refer to the prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.
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Investment Alternatives: The Variable Sub-Accounts
You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.
Following the detection of excessive short-term trading activity and in response to requests from the fund investment advisors, Everlake Life currently limits new premium allocations and transfers into all Sub-Accounts other than the Money Market Sub-Account to a maximum of $50,000 per day. If we receive a transfer request that exceeds the limitation, we will be unable to process the request and will promptly contact you and request that you submit a transfer request that complies with the Sub-Account limitation. If you wish to transfer more than $50,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day into that Sub-Account until the total desired amount has been transferred.
For example, if you wish to transfer $500,000 into a Sub-Account, you may submit a single request that Everlake Life transfer $50,000 per day for 10 business days until the full $500,000 has been transferred.
If, as of the effective date of the Sub-Account restriction, you were enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Sub-Accounts without regard to the $50,000 limitation. Shares may be redeemed at any time.
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
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Investment Alternatives: The Fixed Account Options
You may allocate all or a portion of your purchase payments to the Fixed Account Options. We currently offer the basic Dollar Cost Averaging Fixed Account Option, and we may offer the additional Dollar Cost Averaging Fixed Account Options described below. However, the 6 and 12-month Dollar Cost Averaging Options currently are not available.
Please consult with your financial advisor for current information. The Fixed Account supports our insurance and annuity obligations, which includes death benefits and other benefits under the Contracts. The Fixed Account consists of our general assets other than those in segregated asset accounts. The Fixed Account is part of the Company's general account. Insurance and annuity obligations and the guaranteed benefits under the Contracts are supported by the Company's general account and are subject to the Company's claims paying ability. Therefore, contract owners should look to the financial strength of the company for its claims paying ability.
We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS
Basic Dollar Cost Averaging Fixed Account Option.    You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Basic Dollar Cost Averaging Fixed Account Option. This Option is only available during the Accumulation Phase. Purchase payments that you allocate to the Basic Dollar Cost Averaging Fixed Account Option will earn interest for a 1-year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one-year period, we will declare a renewal rate which we guarantee for a full year. Subsequent renewal dates will be every twelve months for each purchase payment. Renewal rates will not be less than the minimum guaranteed rate found in the Contract, which is 3%.
You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option. This Option is not available in Oregon or Washington.
6 and 12 Month Dollar Cost Averaging Fixed Account Options.  In the future, we may offer 6 and 12-month Dollar Cost Averaging Fixed Account Options. Under these options, you may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Fixed Account Option”) or for 12 months (the “12 Month Dollar Cost Averaging Fixed Account Option”). You may not use the Automatic Additions Program to allocate purchase payments to either of these Options. Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Fixed Account Options will never be less than 3% annually.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Fixed Account Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Fixed Account Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.
You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Fixed Account Options. Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For availability and current interest rate information, please contact your sales representative or our customer support unit at 1-800-457-7617.
See Appendix E for numerical examples that illustrate how the Dollar Cost Averaging Programs work. This Option is not available in Oregon.
GUARANTEE PERIODS
You may allocate purchase payments or transfers to one or more Guarantee Periods of the Fixed Account (“Guarantee Periods”). Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. We will offer a 1-year Guarantee Period. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6-year Guarantee Period.
Interest Rates.    We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general
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economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. The interest rate will never be less than the minimum guaranteed rate stated in the Contract, which is 3%. After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, we will notify the owner of the interest rate(s) for the Contract Year then starting.
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Investment Alternatives: Transfers
TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Currently, all Sub-Accounts other than the Money Market Sub-Account limit new purchases to $50,000 per day. See “The Variable Sub-Accounts” subsection of the “Investment Alternatives” section of this prospectus. Transfers to any Guarantee Period must be at least $100. You may not, however, transfer Contract Value into any of the Dollar Cost Averaging Fixed Account Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer.
We limit the amount you may transfer from the Guarantee Periods to the Variable Account in any Contract Year to the greater of:
(i)30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or
(ii)the greatest dollar amount of any prior transfer from the Standard Fixed Account Option.
These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process written requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
1.we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or
2.we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
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In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
1.the total dollar amount being transferred, both in the aggregate and in the transfer request;
2.the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);
3.whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);
4.whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
5.the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year. You may not convert any portion of your fixed income payments into variable income payments. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments.
You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617 if you have on file a completed authorization form. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.
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We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Option(s) to any Variable Sub-Account. Transfers made through dollar cost averaging must be $100 or more.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for information on how to enroll.
See Appendix E for numerical examples that illustrate how the Dollar Cost Averaging Program works.
AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. We will not include money you allocate to the Fixed Account Options in the Automatic Portfolio Rebalancing Program.
We will rebalance your account each quarter (or other intervals that we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.
Example:
Assume that you want your initial purchase payment to be split among 2 Variable Sub-Accounts. You want 40% to be in the Fund A Variable Sub-Account and 60% to be in the Fund B Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fund A Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Fund A Variable Sub-Account and use the money to buy more units in the Fund B Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee and are not subject to a transfer fee.
Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
See Appendix E for numerical examples that illustrate how the Automatic Portfolio Rebalancing Program works.
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Expenses
As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is included in the base contract expense as shown in the "Expense Table" section. The annual rate of the charge is 0.80%. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Everlake will bear the loss. If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will include an additional 0.15% for the Option. If you select the Earnings Protection Death Benefit Option, the mortality and expense risk charge will include an additional 0.20% for the Option if, on the Rider Application Date, both the oldest Owner and Annuitant are age 65 or younger, and an additional 0.35% for the Option if, on the Rider Application Date, either the oldest Owner or Annuitant is over age 65 and both are 75 or younger. We charge the additional fees for the Enhanced Beneficiary Protection Option and the Earnings Protection Death Benefit Option to compensate us for the additional risk that we accept by providing the Options.
Everlake reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. Everlake reserves the right to raise the charge for the Earnings Protection Death Benefit Option to up to 0.30% if, on the Rider Application Date, the oldest Contract Owner and Annuitant are age 65 or younger and to up to 0.50% if, on the Rider Application Date, either the oldest Contract Owner or Annuitant is over age 65 and both are 75 or younger. However, once the Enhanced Beneficiary Protection Option or the Earnings Protection Death Benefit Option is in effect, Everlake cannot change the fee that applies to your Contract for such Option, except upon a spousal continuation of the Contract, as described under "Death Benefit Payments."
We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.
We deduct a mortality and expense risk charge daily at the following current annual rates (as a percentage of daily net assets):
1. 0.80% (as a percentage of daily net assets) Base Contract
2. 0.95% (as a percentage of portfolio average daily net assets) with Enhanced Beneficiary Protection Option
3. 1.00% (as a percentage of portfolio average daily net assets) with Earnings Protection Death Benefit Option if, on the Rider          Application Date, both the oldest Owner and Annuitant are age 65 or younger
4. 1.15% (as a percentage of portfolio average daily net assets) with Earnings Protection Death Benefit Option if, on the Rider               Application Date, both the oldest Owner and Annuitant are 66-75 years old
5. 0.85 (as a percentage of the Income Base) with Retirement Income Guarantee Rider 1 Option
6. 1.10% (as a percentage of the Income Base) with Retirement Income Guarantee Rider 2 Option
The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the Death Benefit Options and the Income Benefit Option to compensate us for the additional risk that we accept by providing these Options.
We guarantee the mortality and expense risk charge, and since current charges are at the maximum allowed by the Contract, we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
TRANSFER FEE
You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the dollar amount transferred applies to each transfer after the 12th transfer in any Contract Year. We treat transfers to or from more than one Portfolio on the same day as one transfer. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.
RETIREMENT INCOME GUARANTEE RIDER CHARGE
We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.
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EARNINGS PROTECTION DEATH BENEFIT OPTION CHARGE
We impose a separate charge for the Earnings Protection Death Benefit Option Charge. The charges equal, on an annual basis, 0.20% of separate account assets if, on the Rider Application Date, both the oldest Owner and Annuitant are age 65 or younger, or 0.35% of separate account assets if, on the Rider Application Date, both the oldest Owner and Annuitant are age 66-75.
We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider fee will never exceed 0.30% if, on the Rider Application Date, both the oldest Owner and Annuitant are age 65 or younger, or 0.50% of separate account assets if, on the Rider Application Date, both the oldest Owner and Annuitant are age 66-75.
ENHANCED BENEFICIARY PROTECTION OPTION CHARGE
We impose a separate charge for the Enhanced Beneficiary Protection Option Charge. The charge equals, on an annual basis, 0.15% of separate account assets.
We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider fee will never exceed 0.25% of separate account assets.
SALES CHARGE
We may assess a sales charge on all purchase payments ranging from 0.50% to 5.75% of the amount of the purchase payment. The sales charge percentage will vary based upon the amount of the purchase payment(s) received as shown below.
Sales Charges Imposed on Purchase Payments (as a percentage of purchase payments)
If the Purchase Payment Amount is:         Charge:
Less than $50,000         5.75%
At least $50,000 but less than $100,000         4.50%
At least $100,000 but less than $250,000         3.50%
At least $250,000 but less than $500,000         2.50%
At least $500,000 but less than $1,000,000         2.00%
At least $1,000,000         0.50%
We use the amounts obtained from the sales charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the sales charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including any profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
Reduction of Sales Charge: You may also be entitled to a reduced sales charge if you (1) sign a letter of intent and invest a combined purchase payment amount of $50,000 or more within a 13-month period; and/or (2) have related contracts with us that qualify for rights of accumulation privileges. See "Rights of Accumulation" below. In addition, no sales charge will apply to purchase payments made under Contracts issued to employees of Everlake, certain other eligible organizations, and to certain customers of participating financial services corporations in conjunction with a new or existing asset based brokerage account program such as a "wrap fee" or "fee based" program in states where approved.
Letter of Intent: A letter of intent allows you to set your own investment goal of $50,000 or more over a 13-month period. We base the sales charge on the purchase payments you make during the 13-month period on your investment goal. In essence, we reduce your sales charge on purchase payments made during the 13-month period as though you invested the total amount of purchase payments (your investment goal) in one lump sum.
Example:
Assume as part of your Contract application you sign a letter of intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.50%. You make an initial purchase payment of $20,000. We deduct a reduced sales charge of 4.50% from your initial purchase payment. Two months later you make a subsequent purchase payment of $30,000. We again deduct a reduced sales charge of 4.50% from your purchase payment. Without a letter of intent the sales charge for each purchase payment would have been 5.75%.
You may elect to participate in the letter of intent program at any time. However, we do not retroactively reduce sales charges on purchase payments made before we receive your letter of intent. If you choose to participate in this program at the time you apply for the Contract, you must complete the letter of intent section on the application. If you elect to participate in the program after your Contract is issued, you must complete the appropriate form. The letter of intent form is available by calling our Annuity Service Center at 1-800-457-7617.
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You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or upon a full surrender prior to the end of the 13-month period, we will deduct from your Contract the difference between (1) the sales charge applicable to the actual amount of purchase payments you made during the period and (2) the sales charge you actually paid. These charges will be deducted from your Contract proportionately from each investment alternative at the end of the 13-month period.
If you exceed your investment goal and reach the next breakpoint, the sales charge deducted on the next payment is based on the next breakpoint level. However, we do not retroactively reduce sales charges on previous purchase payments.
At any time during the 13-month period, you may increase your investment goal. You must inform us in writing. We include purchase payments received during the 90 days prior to your notice in determining the sales charge on purchase payments made from the date of notice through the end of the original 13-month period.
We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.
Rights of Accumulation: You may qualify for a reduced sales charge through rights of accumulation. Rights of accumulation involves combining your current purchase payment with the current Contract Value of your Contract and/or the current Contract Values of any other variable annuities or the value of any Putnam assets that you, your spouse or any other immediate family member own and that are approved by Everlake for this program. If through accumulation you reach the next breakpoint level, we reduce your sales charge accordingly. The other contracts and Putnam assets must be identified by you or your sales representative at the time you make your initial and any subsequent purchase payment, and must be recognized by Everlake.
There may be other requirements for qualification. For information on which contracts or Putnam assets qualify for rights of accumulation privileges, please contact your sales representative.
The sales charge for purchase payments will be based on the breakpoint corresponding to the sum of (1) your new purchase payment; and (2) your current Contract Value; and (3) the current value(s) of your other eligible contract(s) and Putnam assets.
Example:
Assume your Contract has a current Contract Value of $20,000. You have a second Contract with us that qualifies for rights of accumulation that has a current Contract Value of $25,000. You have no other eligible contracts or Putnam assets. You make a $5,000 purchase payment to your current Contract and inform us of the other eligible Contract. To determine the sales charge applicable to your purchase payment we first calculate the sum of (1) your current Contract Value ($20,000); (2) the current Contract Value of your other eligible Contract ($25,000); and (3) your current purchase payment ($5,000). The sum of these values is $50,000. We deduct the sales charge corresponding to a $50,000 purchase payment, or 4.50%, from your $5,000 purchase payment.
We reserve the right to modify, suspend or terminate this program at any time. This program may not be available in all states.
WITHDRAWAL CHARGE
We may assess a withdrawal charge of up to 0.50% of the purchase payment(s) you withdraw. This charge declines to 0% after the expiration of 1 year from the day we receive the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to this Contract appears in the "Expense Table" section. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower. The withdrawal charge currently applies only to Contracts that have total purchase payments of at least $1,000,000.
We will deduct withdrawal charges, if applicable, from the amount paid, unless you instruct otherwise. For purposes of the withdrawal charge, we will treat withdrawals as coming from purchase payments, starting with the oldest purchase payments first and then from earnings. Therefore, additional purchase payments may reduce your ability to withdraw earnings without incurring a withdrawal charge. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings, which means you pay taxes on the earnings portion of your withdrawal. We do not apply a withdrawal charge in the following situations:
1.on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);
2.the death of the Contract owner or Annuitant (unless the Contract is continued); and
3.withdrawals taken to satisfy IRS minimum distribution rules for the Contract.
We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.
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Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender.
Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. At our discretion, we may discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state.
At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the Taxes section.
PORTFOLIO EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. Charges are deducted from and expenses paid out of the assets of the Portfolio Companies that are described in the prospectuses for those companies. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see the “Expense Table” section of this prospectus. See Appendix A for a list of Portfolio Companies available under the Contract and their current expenses and performance information. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to prudaawfnf@se2.com.
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Access to Your Money
You can withdraw some or all of your Contract Value at any time during the Accumulation Phase. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
You can withdraw money from the Variable Account and/ or the Fixed Account Options. The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our headquarters, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges and taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You have the opportunity to name the investment alternative(s) from which you are taking the withdrawal. If none are named, then we will withdraw the amount proportionately from the investment alternatives in which you are invested according to the value of your investments therein. In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax. The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:
1.The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;
2.An emergency exists as defined by the SEC; or
3.The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.
SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.
Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.
We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
See Appendix E for numerical examples that illustrate how the Systematic Withdrawal Program works.
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MINIMUM CONTRACT VALUE
If the amount you withdraw reduces your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $500, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional purchase payment to restore your Contract’s value to the contractual minimum of $500. If we terminate your Contract, we will distribute to you its Contract Value less withdrawal and other charges and applicable taxes.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee*	Current Fee	Brief Description of Restrictions or Limitations
Automatic Additions Program	Allows you to add subsequent purchase payments per month through automatic transfers from your bank account	Standard	No Charge		•Not available with Dollar Cost Averaging Fixed Account Option •Subsequent purchase payments must be at least $50
Automatic Portfolio Rebalancing Program	Allows us to automatically rebalance your Contract Value to return to your original percentage allocations	Standard	No Charge		Not available for Fixed Account
Basic Dollar Cost Averaging Fixed Account Options	Allows you to allocate purchase payments to the Fixed Account that will earn interest for a 1-year period at the current rate in effect at the time of allocation	Standard	No Charge
•Each purchase payment allocation must be at least $100
•You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option
•Only available during Accumulation Phase
•Not available in Oregon or Washington

Dollar Cost Averaging Fixed Account Options: 6 and 12 Month	Allows you to allocate purchase payments to the Fixed Account either for 6 months or for 12 months where your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation	Standard	No Charge
•Each purchase payment allocation must be at least $100
•Must specify the term length over which the transfers are to take place
•May not use Automatic Additions Program to allocate purchase payments
•Not available in Oregon

Letter of Intent	Allows you to set your own investment goal of $50,000 or more over a 13-month period resulting in a reduction in Sales Charges if goal is met	Standard	No Charge
•If the target is not hit, the sales charge due on all payments during the 13 months is calculated
•If more premium than the LOI is submitted, no adjustments are made. The owner is not credited
•Not available in Texas

Rights of Accumulation	Allows you to receive a lower Sales Charge when purchasing or making additions to your Putnam Advisor Apex contract if you or an immediate family member owns any other Putnam Variable Annuities.	Standard	No Charge
•Applies to new purchase payments only, and is not retroactive
•The other Putnam contracts must be identified by you or your sales representative at the time you make your initial and any subsequent purchase payment, and must be recognized by Everlake

Systematic Withdrawal Program	Allows you to receive regular automatic withdrawals from your Contract either monthly or quarterly, semi-annually, or annually	Standard	No Charge		Income taxes may apply
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Standard Death Benefit	Provides a death benefit equal to the greater of the sum of all purchase payments (reduced by a proportional withdrawals), the Contract Value on the date we receive due proof of death, or the Maximum Anniversary Value.	Standard	No Charge		None.
Earnings Protection Death Benefit Option	Increases the death benefit by a set percentage of Premium or Earnings.	Optional	0.50% of separate account assets	0.35% of separate account assets	•You must be 75 or younger on the Rider Application Date. •May be elected with any other death or income benefit option. •Not available in Washington
Enhanced Beneficiary Protection Option	Provides an option for an increased death benefit equal to the Contract Value, plus any purchase payments, and less a withdrawal adjustment, plus interest at an annual rate of 5% per year until a specified time.	Optional	0.25% (as a percentage of separate account assets)	0.15% (as a percentage of separate account assets)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Not available in Washington
•Withdrawals will proportionately reduce the benefit, and such reductions could be significant

Retirement Income Guarantee Rider 1 Option	Guarantees a minimum level of Income Payments	Optional	0.15% (as a percentage of the Income Base)	0.05% (as a percentage of the Income Base)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Must choose Income Plan 1 or 2 and no commutation is allowed
•No longer available

Retirement Income Guarantee Rider 2 Option	Guarantees a minimum level of Income Payments	Optional	0.50% (as a percentage of the Income Base)	0.30% (as a percentage of the Income Base)
•You must be 75 or younger on the Rider Application Date.
•Once elected,
the rider cannot be cancelled, including upon spousal continuation.
•Must choose Income Plan 1 or 2 and no commutation is allowed
•No longer available

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Income Payments
PAYOUT START DATE
The Payout Start Date is the day that money is applied to an Income Plan. The Payout Start Date must be:
1.at least 30 days after the Issue Date;
2.no later than the first day of the calendar month after the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1.
Transfers. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan. After the payout start date, no transfers may be made from the fixed account. Transfers between sub-accounts of the variable account, or from the variable account to the fixed account may not be made for six months subsequent to the payout start date. Transfers may be made once every six months thereafter. Transfers out of a sub-account of the variable account after the payout start date will cancel annuity units from that sub-account.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the basis. Once the investment in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
Three Income Plans are available under the Contract. Each is available to provide:
1.fixed amount income payments;
2.variable income payments; or
3.a combination of the two.
The three Income Plans are:
Income Plan 1 – Life Income with Payments Guaranteed for 10 Years. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments to the Contract Owner. If the sole surviving Contract Owner dies prior to the payment of all of the guaranteed income payments, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
Income Plan 2 – Joint and Survivor Life Income. Under this plan, we make periodic income payments for as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the death of both the Annuitant and the joint Annuitant.
Income Plan 3 – Guaranteed Payments for a Specified Period. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. If the sole surviving Contract Owner dies prior to the payment of all of the guaranteed income payments, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.
Some of the factors that may affect the amount of the income payments include: your age, your Contract Value, the Income Plan selected (including the frequency and duration of payments under the Income Plan selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed income payments. As a general rule, more frequent income payments will result in smaller individual income payments. Likewise, income payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.
We may make other Income Plans available including ones that you and we agree upon. You may obtain information about them by writing or calling us.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is still alive before we make each payment.
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Please note that under these Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or part of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply.
You may apply your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or not enough to provide an initial payment of at least $20, and state law permits, we may:
1.terminate the Contract and pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or
2.we may reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios, and (b) the Annuitant could live longer or shorter than we expect based on the tables we use. The payments you receive may also be higher or lower depending on the duration and frequency of the payments. For example, the shorter the duration of payments, the higher they will be; and the higher the frequency of payments, the lower they will be. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:
1.deducting any applicable premium tax; and
2.applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
RETIREMENT INCOME GUARANTEE RIDERS
The Retirement Income Guarantee Riders are no longer being offered. Please keep in mind, once you have selected an optional Income Benefit (each an “Option”), your ability to select a different Option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
You may have the option to add to your Contract one of two Retirement Income Guarantee Riders (RIDER 1 or RIDER 2). Once elected, the Rider cannot be cancelled, including upon spousal continuation. Currently, the option is available for Contract Owners and
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Annuitants who are age 75 or younger on the Rider Application Date. Each Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the applicable Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("GUARANTEED INCOME BENEFIT"). Only Income Plan 1 or Income Plan 2 may be chosen. Commutation is not allowed when utilizing this benefit. You may exercise this benefit up to your latest Payout Start Date. The Riders may not be available in all states.
ELIGIBILITY. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:
•You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "RIDER DATE");
•The Payout Start Date must occur during the 30 day period following a Contract Anniversary;
•You must elect to receive fixed income payments, (calculated using the appropriate Income Payment Table shown in your Contract); and
The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:
•10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or
•5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.
RETIREMENT INCOME GUARANTEE RIDER 1. This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the Income Base, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select ("GUARANTEED INCOME BENEFIT").
The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.05% multiplied by the Income Base immediately prior to the withdrawal pro rated to reflect the number of months the Rider was in effect during the current Contract Year.
We calculate the Income Base that we use to determine the value of the Guaranteed Income Benefit as follows:
1. On the Rider Date, the Income Base is equal to the Contract Value.
2. After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:
•For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.
•For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.
The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
(1) = withdrawal amount,
(2) = the Contract Value immediately prior to the withdrawal, and
(3) = the most recently calculated Income Base.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix B for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 1 may not be appropriate.
RETIREMENT INCOME GUARANTEE RIDER 2. This Rider guarantees that the amount of income payments you receive will not be less than those determined by applying the greater of Income Base A or Income Base B described below, less any applicable taxes, to the minimum guaranteed rate (rather than to any current rates we may be offering) for the Income Plan you select.
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The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, the Rider Fee is equal to the number of full remaining months from the Rider Date to the Contract Anniversary divided by twelve times 0.30% with the result multiplied by the Income Base in effect on the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal a Rider fee equal to 0.30% multiplied by the Income Base immediately prior to the withdrawal prorated to reflect the number of full months the Rider was in effect during the current Contract Year. The Rider Fee will not be deducted during the Payout Phase.
The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:
INCOME BASE A. On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:
1. For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.
2. For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.
3. On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.
In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the Rider Date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.
INCOME BASE B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.
For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1) = withdrawal amount,
2) = the Contract Value immediately prior to the withdrawal, and
3) = the most recently calculated Income Base.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix B for an example of how the withdrawal adjustment applies.
The Guaranteed Income Benefit will only apply if you elect to receive fixed income payments. If, however, you apply the Contract Value and not the Guaranteed Income Benefit to the Income Plan, then you may select any Income Plan we offer at that time. If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the Retirement Income Guarantee Rider 2 may not be appropriate.
We determine the Guaranteed Income Benefit amount by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the Guaranteed Income Benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contract offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment- related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.
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Death Benefits
DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the “Payout Phase” section of your Contract. See “Income Payments” for more information.
We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a “Complete Request for Settlement,” a claim for distribution of the Death Proceeds must include “Due Proof of Death” in any of the following forms of documentation:
1.A certified copy of the death certificate;
2.A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
3.Any other proof acceptable to us.
“Death Proceeds” are determined based on when we receive a Complete Request for Settlement:
1.If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the “Death Benefit.”
2.If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.
Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for settlement of the death benefit within 180 days of the date of your death, the death benefit is equal to the greatest of the following death benefit alternatives:
1. the Contract Value as of the date we receive Due Proof of Death, or
2. the sum of all gross purchase payments, less withdrawals, or
3. the most recent MAXIMUM ANNIVERSARY VALUE prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).
If we do not receive a complete request for payment of the death benefit within 180 days of the date of your death, the death benefit is equal to the greater of:
1. the Contract Value as of the date we receive Due Proof of Death, or
2. the SETTLEMENT VALUE as of the date we determine the death benefit. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge and premium tax.
Everlake reserves the right to extend the 180-day period on a non-discriminatory basis. This right applies only to the amount payable as death benefit and in no way restricts when a claim may be filed.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for settlement of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for settlement of the death benefit must include DUE PROOF OF DEATH. We will accept the following documentation as "Due Proof of Death":
•a certified copy of a death certificate,
•a certified copy of a decree of a court of competent jurisdiction as to the
•finding of death, or
•other documentation as we may accept in our sole discretion.
See Appendix C for an example of the Standard Death Benefit withdrawal adjustment.
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MAXIMUM ANNIVERSARY VALUE. On the Issue Date, the Maximum Anniversary Value is equal to the gross purchase payment. After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:
1. For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the gross purchase payment.
2. For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined below.
3. On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.
In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all Contract Anniversary Contract Values on or prior to the date we calculate the death benefit. Contract Values are based on net purchase payments.
We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws.
WITHDRAWAL ADJUSTMENT. The withdrawal adjustment reduces the Maximum Anniversary Value and the death benefit under the Enhanced Beneficiary Protection Option, described below, by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:
1) = the withdrawal amount,
2) = the Contract Value immediately prior to the withdrawal, and
3) = the value of the applicable death benefit alternative immediately prior to the withdrawal.
The withdrawal adjustment may be more than the actual amount withdrawn if the Contract Value is less than the Income Base.
See Appendix C for an example of the Maximum Anniversary Value withdrawal adjustment.
DEATH BENEFIT OPTIONS
Please keep in mind, once you have selected an optional income or death benefit (each an “option”), your ability to select a different option may be limited. Please consult with your financial advisor concerning any such limitations before selecting any option. Please consult with your financial advisor concerning the effect of selecting a different option before doing so.
We may discontinue offering these options at any time.
The Earnings Protection Death Benefit and the Enhanced Beneficiary Protection Option are optional benefits that you may elect. If the Contract owner is a living person, these Options apply only on the death of the Contract owner. If the Contract owner is not a living person, these Options apply only on the death of the Annuitant.
For Contracts with a death benefit option, the death benefit will be the greater of (1) through (3) above in the Death Benefit Amount section, or (4) the death benefit option you selected. The death benefit options may not be available in all states.
EARNINGS PROTECTION DEATH BENEFIT OPTION
If the oldest Contract Owner and Annuitant are age 75 or younger as of the Rider Application Date, you may elect the Earnings Protection Death Benefit Option. You may elect the Earnings Protection Death Benefit Option alone or together with any other death and/or income benefit option offered under the Contract. We will issue a rider to your Contract if you elect the Earnings Protection Death Benefit Option. The Earnings Protection Death Benefit Option may not be available in all states. We may discontinue the offering of this Option at any time. The Earnings Protection Death Benefit Option and the daily charge for the Option will be terminated upon the change of Contract Owner or Annuitant for reasons other than death.
Under the Earnings Protection Death Benefit Option, if the oldest Contract Owner and Annuitant are age 65 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 100% of In-Force Premium, excluding net purchase payments made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 40% of In-Force Earnings.
•If the oldest Contract Owner or Annuitant is over age 65 and both are age 75 or younger on the Rider Application Date, the death benefit is increased by:
•the lesser of 50% of In-Force Premium, excluding net purchase payments made in the twelve month period immediately preceding the death of the Contract Owner or Annuitant, or 25% of In-Force Earnings.
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For the purpose of calculating the Earnings Protection Death Benefit, the following definitions apply:
IN-FORCE PREMIUM equals the Contract Value on the date the Earnings Protection Death Benefit Option is made a part of the Contract ("RIDER DATE") plus all net purchase payments after the Rider Date less the sum of all Excess-of-Earnings Withdrawals after the Rider Date. If the Rider Date is the same as the Issue Date, then the Contract Value on the Rider Date is equal to your initial net purchase payment.
IN-FORCE EARNINGS equal the Contract Value minus the In-Force Premium. The In-Force Earnings amount will never be less than zero.
An EXCESS-OF-EARNINGS WITHDRAWAL is the amount of a withdrawal in excess of the In-Force Earnings in the Contract immediately prior to the withdrawal.
We will calculate the Earnings Protection Death Benefit Option as of the date we receive Due Proof of Death. We will pay the Earnings Protection Death Benefit with the death benefit as described under "Death Benefit Payments" below.
The value of the Earnings Protection Death Benefit depends largely on the amount of earnings that accumulate under your Contract. If you expect to withdraw the earnings from your Contract Value, electing the Earnings Protection Death Benefit Option may not be appropriate. For purposes of calculating the Earnings Protection Death Benefit, earnings are considered to be withdrawn first before purchase payments. Your representative can help you decide if the Earnings Protection Death Benefit Option is right for you.
For examples of how the death benefit is calculated under the Earnings Protection Death Benefit Option, see Appendix D.
ENHANCED BENEFICIARY PROTECTION OPTION
The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. Currently, the Option is available for Contract Owners and Annuitants who are age 75 or younger on the Rider Application Date. If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed in the "Death Benefit Amount" section above, or (4) the Enhanced Beneficiary Protection Option. Withdrawals will proportionately reduce the benefit, and such reductions could be significant. The Enhanced Beneficiary Protection Option may not be available in all states.
We will issue a rider to your Contract if you elect the Option. Once elected, the rider cannot be cancelled, including upon spousal continuation. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("RIDER DATE") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent gross purchase payments, and less a withdrawal adjustment (computed as described above), will accumulate daily at the rate of 5% per year until the earlier of:
1. the date we determine the death benefit, or
2. the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.
We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."
See Appendix C for an example of the Enhanced Beneficiary Protection withdrawal adjustment.
DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER. If you die prior to the Payout Start Date, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section above. The new Contract Owner will have the options described below; except that if the new Contract Owner took ownership as the Beneficiary, the new Contract Owner's options will be subject to any restrictions previously placed upon the Beneficiary.
If the sole New Owner is your spouse, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
1.the life of the New Owner;
2.for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
3.over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
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If your spouse does not elect one of the options above, the Contract will continue in the Accumulation Phase as if the death had not occurred. If the Contract is continued in the Accumulation Phase, the following restrictions apply:
On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement of the death benefit except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:
(i)transfer all or a portion of the excess among the Variable Sub-Accounts;
(ii)transfer all or a portion of the excess into the Basic Dollar Cost Averaging Option; or
(iii)transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Basic Dollar Cost Averaging Option.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
If the Contract is continued in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge.
Only one spousal continuation is allowed under this Contract.
Prior to the Payout Start Date, the death benefit of the continued Contract will be the greater of:
•the sum of all gross purchase payments, less any withdrawals; or
•the Contract Value on the date we determine the death benefit; or
•the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:
. "Issue Date" is replaced by the date the Contract is continued,
. "initial purchase payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
If the New Owner is not your spouse but is a living person, or if there are multiple living-person new Owners, the New Owner may:
1.elect to receive the death benefit in a lump sum, or
2.elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:
•the life of the New Owner;
•for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the New Owner; or
•over the life of the New Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the New Owner.
If the New Owner does not elect one of the options above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received the complete request for settlement of the death benefit (the next Valuation Date, if we receive the complete request for settlement of the death benefit after 3:00 p.m. Central Time).
Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived for any withdrawals made during this 5-year period.
If the New Owner dies prior to the receiving all of the Contract Value, then the New Owner’s named Beneficiary(ies) will receive the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death.
We reserve the right to offer additional options upon the death of Owner.
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If the New Owner is a corporation, trust, or other non- living person:
(a)The New Owner may elect to receive the death benefit in a lump sum; or
(b)If the New Owner does not elect the option above, then the New Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the end of the Valuation Date on which we receive the complete request for settlement of the death benefit (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). Unless otherwise instructed by the New Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The New Owner may exercise all rights as set forth in the Transfers provision during this 5-year period. No additional purchase payments may be added to the Contract under this election.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid.
We reserve the right to offer additional options upon the death of Owner.
If any New Owner is a non-living person, all New Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the New Owner from the date of your death to the date on which the death proceeds are paid. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
If you elected the Earnings Protection Death Benefit Option, and your spouse continues the Contract as described above, the Earnings Protection Death Benefit Option and the daily charge for this Option will terminate if the oldest new Contract Owner and Annuitant are over age 75 on the date the Contract is continued, or if the new Contract Owner elects to terminate the Option. If the Earnings Protection Death Benefit Option is not terminated, on the date the Contract is continued, the Rider Date for this option will be reset to the date the Contract is continued ("NEW RIDER DATE"). The age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the Earnings Protection Death Benefit after the new Rider Date. Also, the age of the oldest Contract Owner and Annuitant on the new Rider Date will be used to determine the mortality and expense risk charge. for the Option after the new Rider Date. For an example of spousal continuation of the Contract with the Earnings Protection Death Benefit Option, see Appendix D.
For Contracts with the optional Enhanced Beneficiary Protection Option:
.. the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:
. "Rider Date" is replaced by the date the Contract is continued,
. "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment," the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” “Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The
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determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
▪If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
DEATH OF ANNUITANT
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.The Contract owner may elect to apply the death benefit to an Income Plan which must begin within one year of the date of death and must be for a guaranteed number of payments for a period from 5 to 30 years but not to exceed the life expectancy of the owner; or
3.If the Contract owner does not elect either of the above options within 180 days of the date of the Annuitant’s death, then the Contract will continue as if death had not occurred. If this option is elected, the new Annuitant will be the youngest owner, unless the owner names a different Annuitant.
If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-living person, the following apply:
1.The Contract owner may elect to receive the death benefit in a lump sum; or
2.If the Contract owner does not elect the above option, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death.
On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Putnam Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5-year period.
No additional purchase payments may be added to the Contract under this election. Withdrawal charges will be waived during this 5-year period.
Under any of these options, all ownership rights are available to the Contract owner from the date of the Annuitant’s death to the date on which the death benefit is paid. We reserve the right to offer additional options upon the Death of Annuitant. The Contract owner has 60 days from the date the company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax may apply if the Contract owner is under age 59 1/2. Any amount included in the Contract owner’s gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.
The Earnings Protection Death Benefit Option will terminate upon the death of the Annuitant unless you continue the Contract as described above. If the Contract is continued, then this Option will continue with the original Rider Date, the original rates for calculating the Earnings Protection Death Benefit, and the original mortality and expense risk charge.
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If the oldest Contract Owner or Annuitant was over age 65 on the Rider Application Date and you continue the Contract, you will continue with the higher mortality and expense risk charge for this Option and the lower Earnings Protection Death Benefit associated with those ages. Therefore, it may not be to your advantage to continue the Contract with the Option if the Contract Owner and new Annuitant are younger than age 66. Your representative can help you decide whether to continue the Contract. We reserve the right to offer additional options upon Death of Annuitant.
Qualified Contracts
The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract. See “Taxes” for the death benefit rules applicable to Qualified Plans.
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More Information
EVERLAKE
Everlake Life is the issuer of the Contract. Everlake Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.
On November 1, 2021, Allstate Insurance Company completed its sale of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation (the “Transaction”). As a result of the Transaction, Allstate Life Insurance Company and Allstate Distributors, LLC changed their names to Everlake Life Insurance Company and Everlake Distributors, LLC, respectively.
Everlake Life Insurance Company, which was formerly named Allstate Life Insurance Company, is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the nomination of members of Everlake US Holding Company’s Board of Directors.
Everlake Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.
A large-scale pandemic, the occurrence of terrorism or military actions may have an adverse effect on our business A large-scale pandemic (such as coronavirus or COVID-19), the occurrence of terrorism or military and other actions, may result in loss of life, property damage, and disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by declines in the equity markets, changes in interest rates, reduced liquidity and economic activity caused by a large-scale pandemic. Additionally, a large-scale pandemic or terrorist act could have a material effect on sales, liquidity and operating results.
Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
Everlake Life or the principal underwriter of the Contracts, Everlake Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Everlake Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio’s investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.
THE VARIABLE ACCOUNT
Everlake Life established Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Everlake Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account’s income, gains and losses separately from the results of our other operations. The assets of the Everlake Financial Advisors Separate Account I may not be used to pay any liabilities of Everlake Life other than those arising from the Contracts. Our obligations arising under the Contracts are general corporate obligations of Everlake Life
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The Variable Account consists of multiple Variable Sub- Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE PORTFOLIOS
Information regarding each Portfolio Company, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in Appendix A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. For more complete information about each Portfolio, including the investment objective(s), expenses and risks associated with the Portfolio, please refer to the prospectus for the Portfolios. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or visit us online at www.annuityregulatorydocuments.com.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserves for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Portfolios.    We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual Portfolios. We will notify you in advance of any change.
Conflicts of Interest.    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio’s board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
PRINCIPAL UNDERWRITER
Distribution.     Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. EDLLC, a wholly owned subsidiary of Everlake Life Insurance Company, is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. EDLLC is not required to sell any specific number or dollar amount of securities. The principal address of EDLLC is 3100 Sanders Road, Northbrook, Illinois, 60062.
From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These
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payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank’s or broker-dealer’s distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer’s registered representatives. A list of broker-dealers and banks that Everlake Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus or go to the SEC’s Web site (http://www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.
Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Everlake Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.
Everlake Life does not pay Everlake Distributors a commission for distribution of the Contracts. Everlake Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Everlake Distributors provides that we will reimburse Everlake Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.
Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
In administering the Contracts, the following services are provided, among others:
•     maintenance of Contract Owner records;
•     Contract Owner services;
•     calculation of unit values;
•     maintenance of the Variable Account; and
•     preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the following address P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main
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exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
NON QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Everlake Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Everlake Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Everlake Life’s right to issue such Contracts under applicable state insurance law, have been passed upon by Angela K. Fontana, Chief Legal Officer of Everlake Life.
FINANCIAL STATEMENTS
The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022. The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.

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Taxes

The following discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The discussion is not intended as tax advice. Everlake Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local, foreign and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
TAXATION OF EVERLAKE LIFE INSURANCE COMPANY
Everlake Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Everlake Life, and its operations form a part of Everlake Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Everlake Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Everlake Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Everlake Life does not intend to make provisions for any such taxes. Everlake Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.     Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:
• the Contract Owner is a natural person,
• the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and
• Everlake Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.     Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.     There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.     Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section provided that all grantors of the trust are natural persons. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account of a Non-qualified Annuity must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Everlake Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.     The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the
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diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Everlake Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Cost Basis. Generally, the cost basis in an annuity is the amount you pay into your annuity, or into annuity exchanged for your annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a qualified retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for qualified retirement plans, which is the responsibility of the Contract Owner.
Taxation of Partial and Full Withdrawals.     If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the cost basis in the Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax penalty.
Taxation of Annuity Payments.     Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the cost basis in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date . You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments.     You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.     Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
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Distribution at Death Rules.     In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:
• if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;
• if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;
• if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.
Taxation of Annuity Death Benefits. If an Owner dies before the Annuity Date, the Death Benefit distributions (including any adjustments under the optional riders) are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary (including any adjustments under the optional riders). Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
• As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
• Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.
• Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Medicare Tax on Net Investment Income. The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $13,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
10% Additional Tax on Premature Distributions. A 10% additional tax penalty may apply to the taxable amount of any premature distribution from a non-Qualified Contract. Amounts are not subject to this additional tax penalty if:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• the amount is paid on or after the death of the Contract Owner (or the death of the Annuitant when the owner is not an individual);
• the amount received is attributable to the Contract Owner becoming disabled (as defined in the Code);
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary, or
• made under an immediate annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment must commence within 13 months of the date of purchase).
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
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Substantially Equal Periodic Payments.     With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.     The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of transactions in such cases.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59  1 / 2 . Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.     If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% additional tax penalty. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge.
Aggregation of Annuity Contracts.     The Code requires that all non-Qualified deferred annuity contracts issued by Everlake Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Everlake Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or the payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made within the United States and provides a U.S. taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN, BEN-E, EXP, ECI, IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN, BEN-E, EXP, ECI, IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
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TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts may have been purchased for use in connection with:
• Individual Retirement Annuities (IRAs) under Code Section 408(b);
• Roth IRAs under Code Section 408A;
• Simplified Employee Pension (SEP IRA) under Code Section 408(k);
• Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);
• Tax Sheltered Annuities under Code Section 403(b);
• Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and
• State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Everlake Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Everlake Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Everlake Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Everlake Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.     If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:
• made on or after the date the Contract Owner attains age 59  1 / 2 ,
• made to a beneficiary after the Contract Owner’s death,
• attributable to the Contract Owner being disabled, or
• made for a qualified first time home purchase within the meaning of Section 72(t)(2)(F) of the Code. “Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.     Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), if later, the year in which you retire. However, if the retirement plan account is an IRA or you are a 5% owner of the business sponsoring the retirement plan, the RMDs must begin once you reach age 72 (or, if born before July 1, 1949, the calendar year in which they attain age 70 ½), regardless of whether you are retired. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation,
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income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.
The Death Benefit and Tax Qualified Contracts.     Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Everlake Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
10% Additional Tax on Premature Distributions from Tax Qualified Contracts. A 10% additional tax penalty applies to the taxable amount of any premature distribution from a Tax Qualified Contract. Amounts are not subject to this additional tax if:
• made on or after the date the Contract Owner attains age 59 1 / 2 ,
• made as a result of the Contract Owner’s death or total disability, or
• made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary.
During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the additional tax on premature distributions, will be subject to a 25% additional tax.
Other exceptions to this tax may apply. You should consult a competent tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.     With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the additional tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59  1 / 2 would be subject to a 10% additional tax penalty unless another exception to the additional tax applied. The tax for the year of the modification is increased by the additional tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.     Generally, Everlake Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, no U.S. taxpayer identification number is provided, or payment is made outside the United States, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Everlake Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:
• required minimum distributions, or,
• a series of substantially equal periodic payments made over a period of at least 10 years, or,
• a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,
• hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Everlake Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, if no U.S. taxpayer identification is provided or payment is made outside the United States, we will automatically apply the default income tax withholding based on IRS guidance. In certain states, if there is federal withholding, then state withholding is also mandatory.
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Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Everlake Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.     Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70  ½ . Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.     Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
Roth Individual Retirement Annuities.     Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% additional tax penalty on premature distributions. Conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).     Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099-R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
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Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:
1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;
2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;
3) We receive a complete request for settlement for the death of the Annuitant; and
4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:
(a) The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;
(b) The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and
(c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).     Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).     Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your competent tax advisor.
Tax Sheltered Annuities.     Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:
• attains age 59  1 / 2 ,
• severs employment,
• dies,
• becomes disabled, or
• incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Everlake Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.
Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Everlake Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
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There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.
• A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.
• An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.
If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Everlake Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification . You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the information below applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the information below generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
• Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10 th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses. See “Spousal continuation” below.
Death on or after your required beginning date . In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments . If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
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Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). If the beneficiary is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an EDB. Special rules and limitations may apply to qualified trusts with multiple beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as-rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
• Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected owners or beneficiaries and will be made with such notice to affected owners or beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws. Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions . Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions
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paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser for additional information.

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Appendix A: Portfolio Companies Available Under the Contract
The following is a list of Portfolio Companies available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.annuityregulatorydocuments.com. You can also request this information at no cost by calling 1-800-457-7617 or by sending an email request to rudaawfnf@se2.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Fixed Income	Putnam VT Diversified Income Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	1.02%	-6.95%	1.70%	3.07%
Equity	Putnam VT Emerging Markets Equity Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.35%	-4.23%	10.96%	8.23%
Equity	Putnam VT Focused International Equity Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.06%	12.58%	12.01%	10.92%
Allocation	Putnam VT George Putnam Balanced Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	14.04%	12.70%	11.06%
Allocation	Putnam VT Global Asset Allocation Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.09%	13.95%	9.90%	9.85%
Sector	Putnam VT Global Health Care Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.99%	19.40%	15.70%	15.92%
Fixed Income	Putnam VT Government Money Market Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.69%	0.01%	0.63%	0.32%
Equity	Putnam VT Growth Opportunities Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	22.65%	25.54%	19.85%
Fixed Income	Putnam VT High Yield Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.95%	4.97%	5.33%	6.06%
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Fixed Income	Putnam VT Income Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
Equity	Putnam VT International Equity Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.08%	8.82%	9.34%	8.31%
Equity	Putnam VT International Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	1.12%	14.94%	8.09%	7.01%
Equity	Putnam VT Large Cap Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.81%	27.30%	13.81%	14.11%
Fixed Income	Putnam VT Mortgage Securities Fund - Class IB*, † Putnam Investment Management, LLC Putnam Investments Limited	0.75%	-3.66%	1.61%	1.32%
Equity	Putnam VT Multi-Cap Core Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.91%	31.07%	18.08%	16.30%
Equity	Putnam VT Research Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited The Putnam Advisory Company, LLC	0.98%	24.13%	18.44%	16.39%
Equity	Putnam VT Small Cap Growth Fund- Class IB†,‡ Putnam Investment Management, LLC Putnam Investments Limited	1.10%	13.92%	16.65%	14.23%
Equity	Putnam VT Small Cap Value Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	1.29%	39.90%	9.31%	12.45%
Equity	Putnam VT Sustainable Future Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.99%	6.07%	17.24%	15.92%
Equity	Putnam VT Sustainable Leaders Fund - Class IB† Putnam Investment Management, LLC Putnam Investments Limited	0.89%	23.56%	22.51%	18.29%

* The Portfolio’s annual expenses reflect temporary fee reductions.

† The Portfolio has other expenses. Please see the Portfolio prospectus for additional information.
Putnam VT Diversified Income Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Emerging Markets Equity Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Focused International Equity Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT George Putnam Balanced Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
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Putnam VT Global Asset Allocation Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Global Health Care Fund- Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Government Money Market Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Growth Opportunities Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT High Yield Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Income Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT International Equity Fund - Class IB
The Sub-Adviser for Putnam VT International Equity Fund is Putnam Investments Limited. Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Putnam VT International Value Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Large Cap Value Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Mortgage Securities Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Multi-Cap Core Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Research Fund - Class IB
Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Putnam VT Small Cap Growth Fund- Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Small Cap Value Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Sustainable Future Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.
Putnam VT Sustainable Leaders Fund - Class IB Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets.

‡ Please see additional information below regarding certain Portfolios.
Putnam VT Small Cap Growth Fund- Class IB Closed to all new investments except those made by existing contract owners.

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Appendix B - Examples: Retirement Income Guarantees Riders 1 & 2

Example - RIG 1 Income Base
The Contract Value on the Rider Date is $100,000. So, the Income Base is also $100,000.
The Income based is recalculated when a purchase payment or withdrawal is made.
After the Rider Date, a purchase payment of $20,000 is made. The Income Base increases by $20,000 to:
$100,000 + $20,000 = $120,000.
At a later time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%:
$120,000 – (10% x $120,000) → $120,000 - $12,000 = $108,000

Example - RIG 2 Income Base
The RIG 2 Income Base is the greatest of Income Base A and Income Base B.
Income Base A is calculated like the RIG 1 income Base, including the adjustment for withdrawals. Additionally, the Income Base is compared to the Contract Value on each Contract Anniversary up until the Contract Anniversary following the oldest contract owner’s 85th birthday. If the Contract Value is higher, Income Base A will be set equal to the Contract Value.
Income Base B is equal to the purchase payments less an adjustment for withdrawals, accumulated at 5% up until the first of the month following the older contract owner’s 85th birthday.
The Contract Value and Income Base B are $100,000 on the Rider Date. As of one year from the rider date, no additional purchase payments have been made, so Income Base B is:
$100,000 x (1 + 5%) = $105,000.
If an additional purchase payment of $15,000 is made on that date, Income Base B increases to:
$105,000 + $15,000 = $120,000.
One year later, assuming no additional purchase payments, Income Base will be:
$120,000 x (1 + 5%) = $126,000.
At that time, a $10,000 withdrawal is made. The Contract Value immediately prior to the withdrawal is $100,000. Since 10% of the Contract Value is withdrawn, the Income Base is also reduced by 10%:
$126,000 – (10% x $126,000) → $126,000 - $12,600 = $113,400

B-1

Appendix C – Withdrawal Adjustment Example – Death Benefits*

Issue Date: January 1, 2002
Initial Purchase Payment: $50,000.

					Death Benefit Amount
					Purchase Payment Value		Enhanced Beneficiary Protection Value
Date	Type of Occurrence	Beginning Contract Value	Transaction Amount	Contract Value After Occurrence		Maximum Anniversary Value
1/1/03	Contract Anniversary	$55,000	—	$55,000	$50,000	$55,000	$52,500
7/1/03	Partial Withdrawal	$60,000	$15,000	$45,000	$37,500	$41,250	$40,347

The following shows how we compute the adjusted death benefits in the example above. Please note that the Purchase Payment Value is reduced by the amount of the withdrawal, whereas the withdrawal adjustment reduces the Maximum Anniversary Value and Enhanced Beneficiary Protection Value by the same proportion as the withdrawal reduced the Contract Value.

Standard Death Benefit (Purchase Payment Value Death Benefit)
Partial Withdrawal Amount		$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal		$50,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$12,500
Adjusted Death Benefit		$35,000

Maximum Anniversary Value Death Benefit (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal	(c)	$55,000
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,750
Adjusted Death Benefit		$41,250

Enhanced Beneficiary Protection Value Death Benefit (see the benefit description in the Death Benefit section)
Partial Withdrawal Amount	(a)	$15,000
Contract Value Immediately Prior to Partial Withdrawal	(b)	$60,000
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes half years' worth of interest on $52,500)	(c)	$53,796
Withdrawal Adjustment	[(a)/(b)]*(c)	$13,449
Adjusted Death Benefit		$40,347
* For purposes of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for the Contract, net of applicable fees and charges. The Purchase Payment Values and Enhanced Beneficiary Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus). Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

C-1

Appendix D - Calculation of Earnings Protection Death Benefit Option*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.
Example 1: Elected When Contract Was Issued Without Any Subsequent Additions or Withdrawals
Assume that the oldest Contract Owner or Annuitant is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Everlake Life receives Due Proof of Death, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.
The calculation is:

(A)	Contract Value:		$125,000.00
(B)	Total Purchase Payments:		$100,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	In-Force Premium**:		$96,500.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$28,500.00
(F)	Cap:	(F) = 100% * (D)	$96,500.00
(G)	Earnings Protection Death Benefit***:	(G) = MIN [40% * (E); (F)]	$11,400.00

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($7,125.00).
Example 2: Elected When Contract Was Issued With Subsequent Withdrawals
Assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to withdrawal, the Contract Value is $105,000. The Contract Value on the date Everlake Life receives Due Proof of Death will be assumed to be $114,000.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$105,000.00
(2)	Total Purchase Payments:		$100,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium**:		$96,500.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$8,500.00
(6)	Withdrawal Amount:		$10,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$1,500.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$1,500.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$114,000.00
(B)	In-Force Premium** (before withdrawal):		$96,500.00
(C)	Total Excess-of-Earnings Withdrawals:		$1,500.00
(D)	In-Force Premium** (after withdrawal):	(D) = (B) – (C)	$95,000.00
(E)	In-Force Earnings:	(E) = (A) – (D)	$19,000.00
(F)	Cap:	(F) = 100% * (D)	$95,000.00
(G)	Earnings Protection Death Benefit***:	(G) = MIN [40% * (E); (F)]	$7,600.00

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for the Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.

*** If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).
Example 3: Elected After Contract Was Issued With Subsequent Additions and Withdrawals
This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Rider after the Contract has been issued and the effect of later purchase payments. Assume that the oldest Contract Owner or Annuitant is age 70 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Rider. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Everlake Life receives Due Proof of Death.
The calculation of the Total Excess-of-Earnings Withdrawals is:

(1)	Contract Value:		$130,000.00
(2)	Contract Value on Rider Date:		$110,000.00
(3)	Prior Excess-of-Earnings Withdrawals:		$0.00
(4)	In-Force Premium**:		$110,000.00
(5)	In-Force Earnings:	(5) = (1) – (4)	$20,000.00
(6)	Withdrawal Amount:		$50,000.00
(7)	Excess-of-Earnings Withdrawal:	(7) = (6) – (5) and cannot be negative	$30,000.00
(8)	Total Excess-of-Earnings Withdrawals:	(8) = (3) + (7)	$30,000.00
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$140,000.00
(B)	In-Force Premium** (before withdrawal and purchase payment):		$110,000.00
(C)	Total Excess-of-Earnings Withdrawals:		$30,000.00
(D)	Additional Purchase Payment:		$40,000.00
(E)	In-Force Premium** (after withdrawal and purchase payment):	(E) = (B) – (C) + (D)	$118,600.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$21,400.00
(G)	Cap:	(G) = 50% * (E)	$59,300.00
(H)	Earnings Protection Death Benefit***:	(H) = MIN [25% * (F); (G)]	$5,350.00
* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
*** If the oldest Contract Owner or Annuitant had been age 65 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,560.00).
Example 4: Spousal Continuation:
This example is intended to illustrate the effect of a surviving spouse electing to continue the contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Rider. Assume that the oldest Contract Owner or Annuitant is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Rider but without any other rider) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.
The calculation of the Earnings Protection Death Benefit is:

(A)	Contract Value:		$150,000.00
(B)	In-Force Premium** (before withdrawal and purchase payment):		$96,500.00
(C)	Total Excess-of-Earnings Withdrawals:		$0.00
(D)	Additional Purchase Payment:		$0.00
(E)	In-Force Premium** (after withdrawal and purchase payment):		$96,500.00
(F)	In-Force Earnings:	(F) = (A) – (E)	$53,500.00
(G)	Cap:	(G) = 100% * (E)	$96,500.00
(H)	Earnings Protection Death Benefit***:	(H) = MIN [40% * (F); (G)]	$21,400.00

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for the Contract, net of applicable fees and charges. The Purchase Payment Values and Earnings Protection Death Benefit Values shown above are based on gross purchase payments (for Maximum Anniversary Value, please see the prospectus).
** In-Force Premium is defined as Net Purchase Payments, as defined in the Contract.
***If the oldest Contract Owner or Annuitant had been over age 65, and both were age 75 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($13,375.00).
The calculation of the Continued Contract Value is:

(1)	Premium invested (for the purposes of calculating the Death Benefit):		$100,000.00
(2)	Contract Value:		$150,000.00
(3)	Maximum Anniversary Value:		$160,000.00
(4)	Death Benefit (excluding Earnings Protection Death Benefit):	(4) = MAX [(1); (2); (3)]	$160,000.00
(5)	Earnings Protection Death Benefit:	(H) from above	$21,400.00
(6)	Continuing Contract Value:	(6) = (4) + (5)	$181,400.00
Assume the surviving spouse is age 68 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Rider at an additional mortality and expense risk charge of 0.35% and with an In-force Premium amount equal to the continuing Contract Value and the Rider Date reset to the date the Contract is continued. If this election is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Rider at the time of continuation.

Appendix E - Calculation of Contract Features

Six-Month Dollar Cost Averaging Fixed Account Option
Money in the Six-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Six- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Six-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the six-month transfer period. If the Six-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Six-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Six-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Six equal payments of $16,769.47 are transferred to the sub-accounts each month. These six equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the six-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$16,769.47	$205.27	$83,435.80
2	$83,435.80	$16,769.47	$164.42	$66,830.75
3	$66,830.75	$16,769.47	$123.46	$50,184.74
4	$50,184.74	$16,769.47	$82.41	$33,497.68
5	$33,497.68	$16,769.47	$41.26	$16,769.47
6	$16,769.47	$16,769.47	$0.00	$0.00

12 Month Dollar Cost Averaging Fixed Account Option
Money in the Twelve-Month Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation for the Twelve- Month Dollar Cost Averaging Fixed Account. Each purchase payment and associated interest in the Twelve-Month Dollar Cost Averaging Fixed Account must be transferred to sub-accounts of the variable account in equal monthly installments within the twelve-month transfer period. If the Twelve-Month Dollar Cost Averaging Fixed Account is discontinued prior to the last scheduled transfer, the remaining balance in the Twelve-Month Dollar Cost Averaging Fixed Account will immediately be transferred to the money market sub-account unless a different variable subaccount is requested. In this example, the policyholder allocates $100,000 to a Twelve-Month Dollar Cost Averaging Fixed Account. The example assumes an immediate transfer of the first installment. Twelve equal payments of $8,446.69 are transferred to the sub-accounts each month. These twelve equal payments result in the entire $100,000 purchase payment and associated interest being transferred to the Variable Sub-Accounts within the twelve-month transfer period.

Month	Beginning of Month	Beginning of Month Transfer	Interest	End of Month Balance
1	$100,000.00	$8,446.69	$225.80	$91,779.10
2	$91,779.10	$8,446.69	$205.52	$83,537.93
3	$83,537.93	$8,446.69	$185.20	$75,276.43
4	$75,276.43	$8,446.69	$164.82	$66,994.55
5	$66,994.55	$8,446.69	$144.39	$58,692.25
6	$58,692.25	$8,446.69	$123.92	$50,369.48
7	$50,369.48	$8,446.69	$103.39	$42,026.18
8	$42,026.18	$8,446.69	$82.82	$33,662.30
9	$33,662.30	$8,446.69	$62.19	$25,277.79
10	$25,277.79	$8,446.69	$41.51	$16,872.61
11	$16,872.61	$8,446.69	$20.78	$8,446.69
12	$8,446.69	$8,446.69	$0.00	$0.00

E-1

Basic Dollar Cost Averaging
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase. In this example, the policyholder elects to transfer a specified fixed amount of $1,000 monthly from Variable Sub-Account A to Variable Sub-Account B.

Month	Balance of Variable Sub-Account A Prior to Transfer	Balance of Variable Sub-Account B Prior to Transfer	Transfer from Variable Sub-Account A to Variable Sub-Account B	Balance of Variable Sub-Account A After Transfer	Balance of Variable Sub-Account B After Transfer
1	$100,000.00	$100,000.00	$1,000.00	$99,000.00	$101,000.00

Automatic Portfolio Rebalancing
Automatic Portfolio Rebalancing allows the customer to rebalance the sub-accounts within the Variable Account to the desired allocation on a monthly, quarterly, semi-annual, or annual basis, determined on the first date the customer decides to rebalance.
In this example, the customer decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The customer rebalances on an annual basis. 1 year after $100,000 is invested in three different funds, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation		Fund Performance	Year End Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00
At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Variable Account to reflect the specified allocation. The number of units for each sub-account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.
Systematic Withdrawal
A systematic withdrawal schedule is a method of withdrawing funds from an annuity account that specifies the amount and frequency of the payments to be made to the policyholder. A systematic withdrawal schedule can be set up to be paid monthly, quarterly, semi-annually, or annually. Policyholders are not guaranteed lifelong payments. With the systematic withdrawal schedule, one chooses instead to withdraw funds from an account, bearing the risk that the funds become depleted. You may pay taxes on annuity payments, although they grow in a tax-deferred account. In this example, a policyholder allocates funds to four Variable Sub Accounts. Fund A holds 35% of all funds, Fund B holds 30%, Fund C holds 20%, and Fund D holds 15%. The policyholder sets up a $2,000 monthly withdrawal. With the allocation above, $700 (35%) of the withdrawal amount would come from Fund A, $600 (30%) would come from Fund B, $400 (20%) would come from Fund C, and $300 (15%) would come from Fund D.
Automatic Additions Program
The Automatic Additions Program allows you to add subsequent purchase payments per month through automatic transfers from your bank account. Automatic Additions are not available with Dollar Cost Averaging Fixed Account Option. Subsequent purchase payments must be at least $50. In this example, a policyholder allocates funds to four Variable Sub Accounts. The policyholder allocates 35% to Fund A, 30% to Fund B, 20% to Fund C and 15% to Fund D. The policyholder sets up a $2,000 monthly automatic addition. $700 (35%) of the added amount would go to Fund A, $600 (30%) would go to Fund B, $400 (20%) would go to Fund C, and $300 (15%) would go to Fund D.
E-2

Appendix F – Special Contract Provisions for Annuities Issued in Certain States

Jurisdiction	Special Provisions
Oregon	Dollar Cost Averaging Fixed Account and Fixed Account Options eliminated. No ‘Joint and Survivor’ Income Plan Option
Washington	Standard Fixed Account eliminated.
F-1

We (Everlake Life) have filed a Statement of Additional Information, dated May 1, 2022, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts, and Everlake Life, and the Everlake Financial Advisors Separate Account I, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758543, Topeka, KS 66675-8566, or call us at 1-800-457-7617.

Reports and other information about Everlake Life and the Everlake Financial Advisors Separate Account I are available on the
Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
PRUPUTADVAPIIPROS

Edgar Contract Identifier: C000020514 Putnam Advisor Apex

PRUPUTADVAPIIPROS

THE EVERLAKE ADVISOR VARIABLE ANNUITIES CONTRACTS
EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated May 1, 2022
Everlake Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277
This Statement of Additional Information supplements the information in the prospectus for the following Contracts:
•Advisor
•Advisor Plus
•Advisor Preferred
The Contracts are no longer being offered for sale as of January 14, 2008.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated May 1, 2022 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
For convenience, we use the terms "Contract" and "Contracts" to refer generally to all three Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Everlake Financial Advisors Separate Account I is Everlake Life Insurance Company. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Everlake Life Insurance Company (“We” or “Everlake Life”) established the Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Everlake Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Everlake Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Everlake Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Everlake Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Everlake Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Everlake Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Everlake Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Everlake Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Everlake Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Everlake Life Insurance Company and subsidiaries, and the results of their operations and their cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective January 14, 2008. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. ADLLC is a wholly owned subsidiary of Everlake Life Insurance Company. EDLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address for EDLLC is 3100 Sanders Road, Northbrook, IL 60062. No underwriting commissions were paid to EDLLC in the last three fiscal years.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) are incorporated herein by reference:
• The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Insurance Company Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022.
• The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.
The consolidated financial statements and related financial statement schedules of Everlake Life Insurance Company incorporated herein should be considered only as bearing upon the ability of Everlake Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Everlake Financial Advisors Separate Account I as of and for the year ended December 31, 2021, and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The financial statements and the related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

THE PUTNAM ADVISOR VARIABLE ANNUITIES CONTRACTS
EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated May 1, 2022
Everlake Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277
This Statement of Additional Information supplements the information in the prospectus for the following Contracts:
•Putnam Advisor
•Putnam Advisor Plus
•Putnam Advisor Preferred
The Contracts are no longer offered for new sales as of November 27, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated May 1, 2022 for each Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
For convenience, we use the terms "Contract" and "Contracts" to refer generally to all three Contracts, except as specifically noted. In addition, this Statement of Additional Information uses the same defined terms as the prospectus for each Contract that we offer, except as specifically noted.
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GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Everlake Financial Advisors Separate Account I is Everlake Life Insurance Company. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Everlake Life Insurance Company (“We” or “Everlake Life”) established the Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Everlake Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Everlake Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Everlake Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Everlake Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Everlake Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Everlake Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Everlake Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Everlake Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Everlake Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also
3

entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Everlake Life Insurance Company and subsidiaries, and the results of their operations and their cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective November 27, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. ADLLC is a wholly owned subsidiary of Everlake Life Insurance Company. EDLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address for EDLLC is 3100 Sanders Road, Northbrook, IL 60062. No underwriting commissions were paid to EDLLC in the last three fiscal years.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
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The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) are incorporated herein by reference:
• The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Insurance Company Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022.
• The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.
The consolidated financial statements and related financial statement schedules of Everlake Life Insurance Company incorporated herein should be considered only as bearing upon the ability of Everlake Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Everlake Financial Advisors Separate Account I as of and for the year ended December 31, 2021, and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements and the related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
5

THE PUTNAM ADVISOR APEX VARIABLE ANNUITY CONTRACTS
EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I, Registrant
Statement of Additional Information
Dated May 1, 2022
Everlake Life Insurance Company, Depositor
P.O. Box 758543
Topeka, KS 66675-8564
1-800-390-1277
This Statement of Additional Information supplements the information in the prospectus for the Putnam Advisor Apex.
This Contract is no longer offered for sale effective July 1, 2003.
This Statement of Additional Information is not a prospectus. You should read it with the prospectus dated May 1, 2022 for this Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
This Statement of Additional Information uses the same defined terms as the prospectus for the Contract, except as specifically noted.

1

GENERAL INFORMATION AND HISTORY
DEPOSITOR
The Depositor for the Everlake Financial Advisors Separate Account I is Everlake Life Insurance Company. Our home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.
REGISTRANT
Everlake Life Insurance Company (“We” or “Everlake Life”) established the Everlake Financial Advisors Separate Account I (“Variable Account”) in 1999 in the state of Illinois. The street address for the Everlake Financial Advisors Separate Account I is 5801 SW 6th Ave., Topeka, KS 66606-0001 with a mailing address of P.O. Box 758543, Topeka, KS 66675-8566.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACTS
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Everlake Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Everlake Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Everlake Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Everlake Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Everlake Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Everlake Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Everlake Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Everlake Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
SERVICES
SERVICE AGREEMENTS
Administration: We have primary responsibility for all administration of the Contracts and the Variable Account. Effective June 1, 2006, Everlake Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Everlake Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Everlake Life and PICA also
3

entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2021, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
OTHER SERVICE PROVIDERS
Custodian information for the Registrant is not applicable.
Deloitte & Touche LLP is our independent registered public accounting firm, located at 111 S. Wacker Drive Chicago, IL 60606. We engage them to audit our financial statements and provide an opinion that our financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America and that our financial statements and financial statement schedules present fairly, in all material respects, the financial position of Everlake Life Insurance Company and subsidiaries, and the results of their operations and their cash flows for each of the periods audited, in conformity with accounting principles generally accepted in the United States of America.
PURCHASE OF SECURITIES BEING OFFERED
The Contract is no longer offered for new sales effective July 1, 2003. If you have already purchased the Contract you may continue to make purchase payments according to the Contract. We offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws.
UNDERWRITER
Everlake Distributors, L.L.C. (“EDLLC”) serves as the principal underwriter and distributor of the securities registered herein. ADLLC is a wholly owned subsidiary of Everlake Life Insurance Company. EDLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address for EDLLC is 3100 Sanders Road, Northbrook, IL 60062. No underwriting commissions were paid to EDLLC in the last three fiscal years.
ANNUITY PAYMENTS
CALCULATION OF VARIABLE INCOME PAYMENTS
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states or tax qualified plans that require the use of unisex tables. We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account, less any applicable premium tax charge deducted at the time, to the appropriate income payment factor for the selected Income Plan to determine the Initial Variable Amount Income Value. We will allocate the Initial Variable Amount Income Value among the Variable Sub-Accounts you have chosen in the proportions you specified. The portion of the Initial Variable Amount Income Value allocated to a particular Variable Sub-Account is divided by the Annuity Unit Value for that Variable Sub-Account on the Payout Start Date. This determines the number of Annuity Units from that Variable Sub-Account which will be used to determine your variable income payments. Variable income payments, which include your first variable income payment, will vary depending on changes in the Annuity Unit Values for the Variable Sub-Accounts upon which the income payments are based. Unless annuity transfers are made between Variable Sub-Accounts, each income payment from that Variable Sub-Account will be that number of Annuity Units multiplied by the Annuity Unit Value for the Variable Sub-Account for the Valuation Date on which the income payment is made.
NET INVESTMENT FACTOR
4

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:
(A) is the sum of:
(1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,
(2) the per share amount of any dividend or capital gain distributions made by the Portfolio underlying the Variable Sub-Account during the current Valuation Period;
(B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and
(C) is the mortality and expense risk charge and administrative expense charge corresponding to the portion of the 365 day year (366 days for a leap year) that is in the current Valuation Period.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:
• multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then
• dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.
The calculations discussed herein rely on the net investment factor and annuity unit calculations discussed in the Contract Value section of the Prospectus.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) are incorporated herein by reference:
• The financial statements and related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, are incorporated herein by reference to the Everlake Life Insurance Company Financial Statements and Reports contained in Form N-VPFS for Everlake Life Variable Life Separate Account A (File No. 811-08173), filed on April 15, 2022.
• The statements of net assets of each of the Sub-Accounts comprising Everlake Financial Advisors Separate Account I as of December 31, 2021 and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, are incorporated herein by reference to the Form N-VPFS for Everlake Financial Advisors Separate Account I (File No. 811-09327), filed on April 15, 2022.
The consolidated financial statements and related financial statement schedules of Everlake Life Insurance Company incorporated herein should be considered only as bearing upon the ability of Everlake Life Insurance Company to meet its obligations under the Contracts.
The financial statements and financial highlights of each of the Sub-Accounts comprising the Everlake Financial Advisors Separate Account I as of and for the year ended December 31, 2021, and the statements of operations, statements of changes in net assets and financial highlights for each of the periods presented, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements and the related financial statement schedules of Everlake Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
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PART C

OTHER INFORMATION
Item 27. EXHIBITS

As a result of the sale on November 1, 2021, by Allstate Insurance Company of Allstate Life Insurance Company and Allstate Distributors, LLC, to Everlake US Holdings Company, a Delaware corporation, Allstate Life Insurance Company changed its name to Everlake Life Insurance Company (“Everlake Life”) and Allstate Distributors, LLC changed its name to Everlake Distributors, LLC (“Everlake Distributors” or “EDLLC”). Accordingly, references in the exhibits below to “Allstate Life” and “Allstate Distributors” are solely for historical purposes and should be read to refer to Everlake Life and Everlake Distributors, respectively, as applicable. In addition, certain other exhibits are retained for historical reference.

(a)(1)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Life Insurance Company Separate Account A (Incorporated herein by reference to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 9, 1999.)

(a)(2)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I (Incorporated herein by reference to Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-77605) dated May 3, 1999.)

(a)(3)
Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the consolidation of Allstate Life Insurance Company Separate Account A into Allstate Financial Advisors Separate Account I (Previously filed in Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-114561) dated April 19, 2004.)

(b)	Not Applicable.

(c)(1)
Underwriting Agreement with Allstate Distributors, LLC (ALFS, Inc., formerly known as Allstate Life Financial Services, Inc., merged with and into Allstate Distributors, LLC effective September 1, 2011) (Incorporated herein by reference to Pre- Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 16, 1999.)

(c)(2)
Underwriting Agreement with Allstate Distributors, L.L.C. (Incorporate herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-31288) dated April 27, 2000.)

(c)(3)
Amended and Restated Principal Underwriting Agreement, dated June 1, 2006, by and between Allstate Life Insurance Company and Allstate Distributors, LLC (Incorporated herein by reference to the Form S-3 Registration Statement of Allstate Life Insurance Company (SEC File No. 333-169382) dated September 15, 2010).

(c)(4)
Amendment to Principal Underwriting Agreement between Everlake Life Insurance Company and Everlake Distributors, LLC, made and entered into on January 12, 2022 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-237708) dated March 30, 2022).

(d)(1)	Form of Putnam Allstate Advisor Contract (Incorporated herein by reference to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 9, 1999.)

(d)(2)
Form of Putnam Allstate Advisor Apex Contract (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 31, 1999.)

(d)(3)
Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(d)(4)
Form of Earnings Protection Death Benefit Rider (Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(d)(5)
Form of Death Benefit Change Endorsement (Putnam Allstate Advisor Contract and Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(6)
Form of Amendatory Endorsement for Dollar Cost Averaging Fixed Account Transfers (Putnam Allstate Advisor Contract and Putnam Allstate Advisor Apex Contracts) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(7)
Form of Amendatory Endorsement to add 5 and 7 - Year Guarantee Period to Standard Fixed Account (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Post-Effective Amendment No. 10 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 30, 2002.)

(d)(8)
Form of Putnam Allstate Advisor Contract (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(9)
Form of Putnam Allstate Advisor Contract--non-MVA version (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(10)
Form of Enhanced Beneficiary Protection Rider A--Annual Increase (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No.333-72017) dated June 10, 2002.)

(d)(11)
Form of Enhanced Beneficiary Protection Rider B--Maximum Anniversary Value (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(12)
Form of Earnings Protection Death Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(13)
Form of Retirement Income Guarantee Rider 1 (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(14)
Form of Retirement Income Guarantee Rider 2 (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(15)
Form of Income Protection Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(16)
Form of Spousal Protection Benefit Rider (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(17)
Form of Amendatory Endorsement for Charitable Remainder Trust (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(18)
Form of Amendatory Endorsement for Grantor Trust (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(19)
Form of Amendatory Endorsement for Waiver of Charges (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(20)
Form of Amendatory Endorsement for Employees (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(d)(21)
Form of TrueReturn Accumulation Benefit Rider (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(d)(22)	Form of Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(d)(23)	Form of Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(d)(24)	Form of Custodial Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(d)(25)	Form of SureIncome Plus Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.).

(d)(26)	Form of SureIncome for Life Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.)

(e)(1)
Form of Putnam Allstate Advisor Application for a Contract (Incorporated herein by reference to Pre- Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 16, 1999.)

(e)(2)
Form of Putnam Allstate Advisor Apex Application for a Contract (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 31, 1999.)

(e)(3)
Form of Application for Putnam Allstate Advisor Contracts (Series II) (Incorporated herein by reference to Post-Effective Amendment No. 11 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated June 10, 2002.)

(e)(4)
Form of Application for Allstate Advisor Contracts (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(e)(5)
Form of Application for Allstate Advisor Contracts (Incorporated herein by reference to Post-Effective Amendment No. 19 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated December 11, 2003.)

(e)(6)
Form of Applications for Allstate Advisor Variable Annuity Contracts (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(e)(7)	Form of Application for SureIncome Withdrawal Benefit Rider (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(e)(8)	Form of Application for Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(e)(9)	Form of Application for Custodial Spousal Protection Benefit Rider (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(e)(10)
Form of Application (with TrueBalance) for Allstate Advisor Variable Annuity Contract (Previously filed in Post-Effective Amendment No. 8 to this Registration Statement (SEC File No. 333-114562) dated April 25, 2005.)

(e)(11)
Form of Application (with SureIncome Plus and SureIncome for Life Withdrawal Benefit Riders) for Allstate Variable Annuity Contracts (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (SEC File No. 333-114562) dated April 18, 2006.)

(f)(1)
Amended and Restated Articles of Incorporation of Allstate Life Insurance Company dated November 8, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-169382) dated March 30, 2022).

(f)(2)
By-Laws of Everlake Life Insurance Company dated November 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-1 Registration Statement of Everlake Life Insurance Company (SEC File No. 333-237708) dated March 30, 2022).

(g)
Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007.)

(h)(1)
Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds Corp., and Allstate Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 registration statement (SEC File No. 333-31288) dated April 27, 2000.)

(h)(2)
Form of Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Allstate Life Insurance Company and Allstate Distributors, LLC (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(3)
Form of Participation Agreement among LSA Variable Series Trust, LSA Asset Management LLC and Allstate Life Insurance Company ("LSA Participation Agreement") (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(4)
Form of Amendment No. 1 to LSA Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(5)
Form of Amendment No. 2 to LSA Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(6)
Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(7)
Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management Inc. and Allstate Life Insurance Company ("Van Kampen LIT Participation Agreement") (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-64254) dated September 7, 2001.)

(h)(8)
Form of Amendment No. 2 to the Van Kampen LIT Participation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(h)(9)
Form of Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc. and Allstate Life Insurance Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-64254) dated September 7, 2001.)

(h)(10)
Form of Amendment No. 1 to the Van Kampen LIT Participation Agreement (Incorporated herein by reference to the initial filing of Depositor's Form N-4 Registration Statement (SEC File No. 333-102934) dated February 3, 2003.)

(h)(11)
Form of Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributors LLC and Allstate Life Insurance Company and Allstate Life Insurance Company of New York (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(i)(1)
The Administrative Services Agreement between Allstate Life Insurance Company and The Prudential Insurance Company of America (Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement (SEC File No. 333-114562) dated February 26, 2021).

(i)(2)
The Master Services Agreement between The Prudential Insurance Company of America and se2, Inc.(Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement (SEC File No. 333-114562) dated February 26, 2021).

(k)(1)
Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered (Putnam Allstate Advisor Contract) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated April 16, 1999.)

(k)(2)
Opinion of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered (Putnam Allstate Advisor Apex Contract) (Incorporated herein by reference to Post-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated August 31, 1999.)

(k)(3)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 3 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated February 1, 2000.)

(k)(4)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 5 to Depositor's Form N-4 Registration Statement (SEC File No. 333-72017) dated June 19, 2000.)

(k)(7)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 6 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 26, 2000.)

(k)(8)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 7 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated February 2, 2001.)

(k)(9)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 14 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated September 23, 2002.)

(k)(10)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 15 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated April 22, 2003.)

(k)(11)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 16 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated August 19, 2003.)

(k)(12)
Opinion of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 19 to Depositor's Form N-4 registration statement (SEC File No. 333-72017) dated December 11, 2003.)

(k)(13)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-114562) dated April 19, 2004.)

(k)(14)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (SEC File No. 333-114562) dated September 14, 2004.)

(k)(15)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (SEC File No. 333-114562) dated October 4, 2004.)

(k)(16)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 3 to this Registration Statement (SEC File No. 333-114562) dated December 2, 2004.)

(k)(17)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered (Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (SEC File No. 333-114562) dated December 29, 2004.)

(k)(18)
Opinion and Consent of Michael J. Velotta, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being Registered (Previously filed in Post-Effective Amendment No. 5 to this Registration Statement (SEC File No. 333-114562) dated January 26, 2005.)

(k)(19)
Opinion and Consent of Susan L. Lees, Director, Senior Vice President, Secretary and General Counsel regarding the legality of the securities being registered. (Incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement (SEC File No. 333-114562) dated April 24, 2009.)

(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(99)	Powers of Attorney for Menes Chee, Gilles Dellaert, Angela Fontana, Laurie Harris, Michael Hovey, Ted Johnson, Tyler (Doney) Largey, Susan Voss, and Bonnie Wasgatt. Filed Herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Suite 303, Northbrook, IL 60062.

NAME	POSITION/OFFICE WITH DEPOSITOR
Menes Chee	Director
Angela Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
Gilles Dellaert	Director and Chairman of the Board
Ted Johnson	Director, Senior Vice President and Chief Financial Officer
Laurie Harris	Director
Michael Hovey	Director
Tyler (Doney) Largey	Director, President and Chief Executive Officer
Rebecca Kennedy	Senior Vice President and Chief Operations Officer
Susan Voss	Director
Bonnie Wasgatt.	Director
Brigitte Lenz	Senior Vice President and Chief Accounting Officer
Theresa Resnick	Senior Vice President and Chief Actuary
Alexandros Zoppos	Senior Vice President and Chief Technology Officer
Rebecca Baldwin	Vice President
Beth Drinan	Vice President and Head of Internal Audit
Sonya Ekart	Vice President and Assistant Secretary
Christine Husted	Vice President and Head of Investments
Tracy Kirchhoff	Chief Compliance, Ethics and Privacy Officer
Benjamin Krajcir	Vice President and Treasurer
Michael Murphy	Appointed Actuary
Rui Zhang	Vice President and Head of Risk
Steven Napoli	Illustration Actuary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
Everlake Life Insurance Company, which was formerly named Allstate Life Insurance Company, is a direct wholly owned subsidiary of Everlake US Holdings Company, a holding company incorporated in the state of Delaware. Everlake US Holdings Company is a direct wholly owned subsidiary of Everlake US Parent Company, a holding company incorporated in the state of Delaware, which is a direct wholly owned subsidiary of Everlake Holdings, LP, a Cayman Islands limited partnership, whose general partner is Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., a Cayman Islands exempted limited partnership (“BISG Management Associates”). BISG Management Associates is an indirect subsidiary of Blackstone Inc., a Delaware corporation, which is a publicly traded company listed on the New York Stock Exchange under the ticker symbol “BX” (“Blackstone”). Pursuant to the terms of the Joint Shareholder Committee Agreement, dated November 1, 2021 (the “Joint Shareholder Committee Agreement”), Everlake US Holdings Company, Everlake US Parent Company, Everlake Holdings, LP, BISG Management Associates and the other entities that otherwise would directly or indirectly control Everlake US Holdings Company, including Blackstone (collectively, the “Delegating Persons”), established and delegated all authority that the shareholders of Everlake US Holdings Company would have had as shareholders to a joint shareholder committee (the “Shareholder Committee”) comprised of three employees of Blackstone with the title of managing director or any equivalent or senior title. The Shareholder Committee possesses and is entitled to exercise rights attendant to the shares of Everlake US Holdings Company held by the Delegating Persons and, as such, its primary role is to consider and vote on matters appropriate for Everlake US Holdings Company’s shareholders, including the nomination of members of Everlake US Holding Company’s Board of Directors.
ITEM 30. INDEMNIFICATION
The By-laws of Everlake provide that it will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Everlake, against liabilities, expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Everlake before such date.

The By-Laws of EDLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement with EDLLC, Everlake Life agrees to indemnify Distributors for any liability that it may incur to a contract owner or party-in-interest under a contract covered by the agreement: (a) arising out of any act or omission in the course of or in connection with rendering services under this Agreement; or (b) arising out of the purchase, retention or surrender of a contract; provided, however that Everlake Life will not indemnify EDLLC for any such liability that results from the willful misfeasance, bad faith or gross negligence of EDLLC or from the reckless disregard by EDLLC of its duties and obligations arising under this Agreement.
Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a) Everlake Distributors serves as principal underwriter and distributor of the securities of the following investment companies:
•Allstate Life of New York Separate Account A
•Lincoln Benefit Life Variable Life Account
•Everlake Assurance Company Variable Life Separate Account
•Everlake Financial Advisors Separate Account I
•Everlake Life Insurance Company Variable Annuity Separate Account C
•Everlake Life Variable Life Separate Account A
(b) The directors and officers of EDLLC, the principal underwriter for the contracts described in this registration statement (“Contracts”), are as follows:

Name	Position with Distributor
Tyler (Doney) Largey	Manager and Chairman of the Board
Angela Fontana	Manager, Senior Vice President, Chief Legal Officer and Secretary
Rebecca Kennedy	Manager, President and Chief Executive Officer
Tracy Kirchhoff	AML Officer
Brigitte Lenz	Senior Vice President and Chief Accounting Officer
Julie Harrigan	Treasurer, Controller & Financial and Operations Principal (FINOP)
Patrick Jeneske	Chief Compliance Officer
Sonya Ekart	Vice President and Assistant Secretary
Benjamin Krajcir	Vice President and Assistant Treasurer
The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Suite 303, Northbrook, IL 60062.

(c) Compensation from the Registrant
The following commissions and other compensation were received by Everlake Distributors, the principal underwriter of the Contracts, directly or indirectly, from the Registrant for the year ended December 31, 2021.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Everlake Distributors, LLC	N/A	N/A	$0	N/A

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Everlake Life and EDLLC are both located at 3100 Sanders Road, Northbrook, Illinois 60062. Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
ITEM 33. MANAGEMENT SERVICES

None.

ITEM 34. FEE REPRESENTATION

Everlake Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Everlake Life under the Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Everlake Financial Advisors Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused the amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on this 15th day of April, 2022.

EVERLAKE FINANCIAL ADVISORS SEPARATE ACCOUNT I (REGISTRANT)
By:	EVERLAKE LIFE INSURANCE COMPANY

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Senior Vice President, Chief Legal Officer and Secretary

By:	EVERLAKE LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Senior Vice President, Chief Legal Officer and Secretary
Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Everlake Life Insurance Company, on this 15th day of April, 2022.

*/ Menes O. Chee	Director
Menes O. Chee
*/ Gilles M. Dellaert	Director and Chairman of the Board
Gilles M. Dellaert
/s/ Angela K. Fontana	Director, Senior Vice President, Chief Legal Officer and Secretary
Angela K. Fontana
*/ Laurie L. Harris	Director
Laurie L. Harris
*/ Michael W. Hovey	Director
Michael W. Hovey
/s/ Ted M. Johnson	Director, Senior Vice President and Chief Financial Officer
Ted M. Johnson
*/ Tyler E. Largey	Director, President and Chief Executive Officer
Tyler E. Largey
*/ Susan E. Voss	Director
Susan E. Voss
*/ Bonnie G. Wasgatt	Director
Bonnie G. Wasgatt
*/By: /s/Angela K. Fontana, pursuant to Power of Attorney, filed herewith.

Exhibit No.	Description

(l)	Consent of Independent Registered Public Accounting Firm.

(99)	Powers of Attorney for Menes Chee, Gilles Dellaert, Angela K. Fontana, Laurie Harris, Michael Hovey, Ted Johnson, Tyler Largey, Susan Voss, and Bonnie Wasgatt.